As filed with the Securities and Exchange Commission on April 28, 2016

Registration No. 333-122235

811-21703

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

ADVISORS EDGE® NY VARIABLE ANNUITY

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 15 ☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 16 ☒

TFLIC SEPARATE ACCOUNT VNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan, Esq.

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Avenue

Harrison, NY 10528

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2016, pursuant to paragraph (b) of Rule 485.
☐	60 Days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On , pursuant to paragraph (a)(1) of Rule 485.

If appropriated, check the following box:

THE ADVISOR’S EDGE® NY

VARIABLE ANNUITY

Issued Through

TFLIC Separate Account VNY

By

Transamerica Financial Life Insurance Company

Prospectus

May 1, 2016

The Advisor’s Edge® NY Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”). The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (‘SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies and the separate account investment choices:

o are not bank deposits

o are not federally insured

o are not endorsed by any bank or government agency

o are not guaranteed to achieve their goal

o are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO
Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund
VA Global Bond Portfolio	VA Global Bond Portfolio
VA International Small Portfolio	VA International Small Portfolio
VA International Value Portfolio	VA International Value Portfolio
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money Fund II	Federated Government Money Fund II
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA TS&W International Equity	Transamerica TS&W International Equity VP
TA WMC US Growth	Transamerica WMC US Growth VP
Equity Index Portfolio	Equity Index Portfolio
International Portfolio	International Portfolio
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio
REIT Index Portfolio	REIT Index Portfolio
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio
Wanger International	Wanger International
Wanger USA	Wanger USA

For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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Contents

4	Glossary	22	Annuity Payments

5	Summary	25	Death Benefit

8	Fee Table	27	Tax Information

9	Example	36	Additional Features

10	The Annuity Policy	37	Other Information

10	Purchase	44	Table of Contents of Statement of Additional Information

13	Investment Choices	45	Appendix A: Portfolios Associated with the Subaccounts

18	Performance	49	Appendix B (Condensed Financial Information)

19	Expenses	73	Appendix C: Death Benefit - Adjusted Partial Withdrawal

21	Access to Your Money	74	Appendix D: Architect Guaranteed Lifetime Withdrawal Benefit

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. 800-525-6205

Annual Policy Service Charge – An annual charge on each Policy Anniversary for policy maintenance and related administrative expenses.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the Policy.

Business Day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

Good Order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Nonqualified Policy – A Policy other than a qualified policy.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual Policy.

Policy – The individual Policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual Policy Service Charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

Premium Payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

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SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s Edge® NY Variable Annuity

Advisor’s Edge® NY is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (“TFLIC, “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios that you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See Annuity Payments for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for

Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the TFLIC Separate Account VNY (the “Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of corresponding Portfolios (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

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4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, TFLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals.

TFLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a Annual Policy Service Charge of up to $30 for policy administration expenses. In no event will the Annual Policy Service Charge exceed 2% of the Policy Value on the Policy Anniversary. The Annual Policy Service Charge will not be deducted on a Policy Anniversary if at this time, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500 ($50 if using Systematic Payout Option).

You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down.

8.	DEATH BENEFIT

If the annuitant dies before the income phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the Policy Value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

●	Return of Premium
●	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the Policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the Policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may incur a 10% federal

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penalty tax on the taxable earnings. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income.

10.	ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features may not be suitable for your particular situation. These include the following:

●	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “Systematic Payout Option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
●	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”
●	You can arrange to have a certain amount of money (at least $500) automatically transferred from the Federated Government Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.	OTHER INFORMATION

Right to Cancel Period

The Policy provides for a Right to Cancel Period of 20 days plus a 5-day period to allow for mail delivery. The amount of the refund will generally be the Policy Value. No fees or charges will be deducted from the Policy Value (except separate account charges that are included in the Policy Value calculation.) You bear the risk of any decline in Policy Value during the Right to Cancel Period. To cancel your investment, please return your Policy to us or to the advisor from whom you purchased the Policy. A returned Policy will be deemed void.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity policies.

TFLIC Separate Account VNY

The Separate Account is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Other Topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information about the Advisor’s Edge® NY Variable Annuity or want to make a transaction, then call or write to our Administrative Office at:

Transamerica Financial Life Insurance Company Administrative Office

Attention: Customer Care Group

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

800-525-6205

You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. For a complete discussion of Policy costs and expenses, see Section 5, “Expenses.”

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(2)	$10
Special Service Fee(3)	$0 - $25

(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(3)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge per Policy		$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee		0.40%
Administrative Charge		0.15%
Total Base Separate Account Annual Expenses		0.55%
Optional Separate Account Annual Expenses:
Annual Step-Up to Age 81 Death Benefit		0.20%
Return of Premium Death Benefit		0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)		0.75%
Optional Rider Fees – No Longer Available for New Sales
Architect Guaranteed Lifetime Withdrawal Benefit(2)	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Annual Step-Up to Age 81 Death Benefit.
(2)	The fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix D.

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2015 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

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Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.16%	1.73%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2015 (unless otherwise noted) and was provided to TFLIC by the underlying funds, their investment advisors or managers, and TFLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit rider (which is no longer available for new sales) has been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$350	$1067	$1805	$3751
Return of Premium Death Benefit Option (0.60%)	$335	$1023	$1733	$3616
Policy Value Death Benefit Option (0.55%)	$330	$1008	$1709	$3570

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming a 5% annual rate of return. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$251	$773	$1322	$2819
Return of Premium Death Benefit Option (0.60%)	$236	$728	$1247	$2669
Policy Value Death Benefit Option (0.55%)	$231	$713	$1222	$2619

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

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1.	THE ANNUITY POLICY

The Advisor’s Edge® NY variable annuity is a flexible-premium variable annuity offered by TFLIC. The Policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge® NY variable annuity is a contract between you, the Policy Owner, and TFLIC, the issuer of the Policy.

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 for Non-Qualified Policies and $25 for Qualified Policies until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

●	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts)
●	Withdraw all or part of your money with no surrender penalty charged by TFLIC, although you may incur income taxes and a 10% penalty tax. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into TFLIC Separate Account VNY. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC but are accounted for separately from TFLIC’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.	PURCHASE

Application and Issuance of Policies

To invest in the Advisor’s Edge® NY variable annuity, you should send a completed application and

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your initial Premium Payment to the address indicated on the application. TFLIC will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger and the owner and annuitant have an immediate familial relationship.

If the application and any other required documents are received in good order, TFLIC will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, TFLIC will also send a Variable Annuity Confirmation form, which you should complete, sign, and return in accordance with its instructions.

If TFLIC cannot credit the initial Premium Payment because the application or other required documentation is incomplete, TFLIC will contact the applicant or applicant’s financial intermediary, explaining the reason for the delay. TFLIC will refund the initial Premium Payment within five Business Days unless the applicant consents to TFLIC holding the initial Premium Payment up to 30 days. We must receive your consent prior to market close on the fifth market day after receipt of the Premium Payment. TFLIC will credit your paryment within two business days after your information is both complete and in good order. If your information is not received in good order within 30 days of our receipt of your consent, then will be returned.

DEFINITION

Qualified Policy

In addition to Non-Qualified Policies, TFLIC also offers the Advisor’s Edge® NY as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, application and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

●	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000 (including anticipated premium from 1035 exchanges as indicated on your application or electronic order form).
●	The minimum initial Premium Payment for a Qualified Policy is $1,000 (including anticipated premium from transfers or rollovers as indicated on your application or electronic order form).
●	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
●	We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TFLIC will be returned.
●	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
●	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.
●	Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.
●	For issue ages 0 – 80, we reserve the right to require prior approval of any cumulative

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Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to require prior approval of any cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for Policies with the same Owner or same Annuitant issued by us or an affiliate. We reserve the right to refuse any Additional Premiums in excess of these limits, and if you do not obtain prior approval for Additional Premiums in excess of the dollar amounts listed above, the business will be deemed not in good order.

●	Your initial net Premium Payment will be invested on the Policy Date among the Subaccounts selected in your application. See Allocation of Premium Payments, below, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 800-525-6205.

Allocation of Premium Payments

You specify on the application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TFLIC reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to TFLIC. Requests for Transfers received in good order before the close of the New York Stock

Exchange (usually 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

What’s My Policy Worth Today?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus –

●	any additional net Premium Payments credited
●	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected minus –

●	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected
●	the daily Mortality and Expense Risk Fee
●	the daily Administrative Charge
●	the Annual Policy Service Charge, if applicable
●	any withdrawals
●	any charges for Transfers made after the first twelve in a Policy Year
●	any Premium Taxes, if applicable, that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m Eastern time) and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, TFLIC will credit a certain number of Accumulation Units to your Policy. TFLIC determines the number of

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Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount.

The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.	INVESTMENT CHOICES

The Advisor’s Edge® NY variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. However, you should not expect that the investment results of the Portfolios will be comparable to those of any publicly available funds or portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Portfolios. You should read the prospectuses for the Portfolios carefully before you invest. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Note:  If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Portfolios

The Portfolios offered through this product are selected by TFLIC, and TFLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as a Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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You bear the risk of any decline in the value of your Policy resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers. We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TFLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TFLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TFLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of TFLIC, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TFLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TFLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TFLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TFLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TFLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TFLIC will require new instructions. If TFLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your Policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., Policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued Policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TFLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

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To the extent permitted by applicable law, TFLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

Transfers Among the Subaccounts

Should your investment goals change, you may make transfers of money among the Subaccounts, subject to limitations described above which we reserve the right to impose, and the following conditions:

●	You may make requests for transfers in writing. TFLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
●	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).
●	TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.
●	There are no transfers permitted out of the Dollar Cost Averaging Option except by terminating the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S.

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mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter

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market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any

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guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts. Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

Yield And Effective Yield

TFLIC may also show yield and effective yield figures for the money market Subaccount. “Yield” refers to the income generated by an investment in the money market Subaccount over a seven-day period, which is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the money market Subaccount is assumed to be reinvested. Therefore, the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Policy Service Charge or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount other than the money market Subaccount for which TFLIC advertises yield, TFLIC shall furnish a yield quotation referring to the Subaccount computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to

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calculate a Subaccount’s yield and total return, and a list of the indexes and other benchmarks used in evaluating a Subaccount’s performance.

The performance measures discussed above reflect results of the Subaccounts and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service that ranks mutual funds and other investment companies by overall performance, investment objectives, and assets. Performance may also be tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

5.	EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and Dollar Cost Averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium

Payments less the sum of all withdrawals taken is at least $50,000; or (2) your Policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

TFLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option, you select on the application. For the Policy Value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option the mortality and expense risk fee is at an annual rate of 0.60%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TFLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TFLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TFLIC assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which TFLIC guarantees a number of payments over a life or joint lives, TFLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TFLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TFLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Charge

TFLIC assesses each Policy an annual Administrative Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

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Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

●	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets.

Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to TFLIC and/or TCI
Portfolio	Maximum Fee % of assets(1)
AB Variable Products Series Fund, Inc.	0.45%
Columbia Funds Variable Insurance Trust	0.35%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.35%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Insurance Trust	0.00%
Transamerica Series Trust(2)	0.00%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.35%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	TST: Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM.. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2015 we received $13,893,152.71 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

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Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

●	by making a full or partial withdrawal;
●	by your beneficiary in the form of a Death Benefit ; and
●	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual Policy Service Charges, rider fees, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500 ($50 if using Systematic Payout Option). Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TFLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

●	the value of your Policy; plus or minus
●	any applicable Annual Policy Service Charges.

To make a withdrawal, send your written request on the appropriate TFLIC form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Payment of Full or Partial Withdrawal Proceeds

TFLIC will pay cash withdrawals within seven business days after receipt (in good order at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TFLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a Policy Owner
●	the payment is derived from premiums paid by check, in which case TFLIC may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Government Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Government Money Fund II portfolio until the portfolio is liquidated.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide TFLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TFLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.

Your Policy may not be “partially” annuitized, i.e., you may not apply a portion of your Policy Value to an annuity option while keeping the remainder of your Policy in force.

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After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TFLIC will use your Policy Value to provide these annuity payments. If the Policy Value on the Annuity Commencement Date is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TFLIC reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

●	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

●	Payment Option 2—Life Income. You may choose between:

 Fixed Payments

●	No Period Certain–We will make level payments only during the annuitant’s lifetime.
●	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or a period you choose, which may be from 10 to 20 years.
●	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this, Annuity Payment Option.

 Variable Payments

●	No Period Certain—Payments will be made only during the lifetime of the annuitant.
●	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

●	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

●	Payment Option 4—Joint and Survivor Annuity. You may choose between:

 Fixed Payments

●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

 Variable Payments

●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Note:  Other annuity payment options may be arranged by agreement with TFLIC. Some annuity payment options may not be available for all policies, all ages or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

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If your Policy is a qualified policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

●	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
●	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	we may make only one (two, three, etc.) annuity payments.

IF:

●	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
●	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

●	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TFLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments.  Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments.  To calculate variable Annuity Payments, TFLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments.  The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

●	If an Annuity Payment Option is not selected, TFLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.
●	TFLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Policy Value is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.

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●	From time to time, TFLIC may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.
●	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without TFLIC’s consent.
●	At the time TFLIC calculates your Annuity Payments, TFLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
●	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
●	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
●	You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
●	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TFLIC informed of the Payee’s most current address of record.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

If the Beneficiary has not provided due proof of death, the Company may permit a one-time allocation change to the money market fund if we have satisfactory evidence of the Annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

●	you (owner) are both the annuitant and sole owner of the policy; and
●	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

●	you (owner) are not the annuitant; and
●	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

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When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

●	you (owner) are not the annuitant; and
●	you die before the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the Policy Value. Distribution requirements apply to the Policy Value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

●	you (owner) are not the annuitant; and
●	you die on or after the annuity commencement date; and
●	the entire interest in the policy has not been paid to you;

THEN:

●	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

●	any surviving owner;
●	primary beneficiary;
●	contingent beneficiary; or
●	owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

The death benefit may be paid as lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The “base policy” death benefit will be the greater of:

●	Policy Value on the date we receive the required information in good order at our Administrative Office; or
●	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

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Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit Options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the Policy Owner or Annuitant, the death benefit will be the Policy Value as of the date we receive all necessary information in good order.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

●	the total Premium Payments;
●	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option on each Policy Anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that Policy Year. The death benefit is equal to:

●	the largest Policy Value on the Policy Date or on any Policy Anniversary before the earlier of the date of the Annuitant’s death or the Annuitant’s 81st birthday; plus
●	any Premium Payments since that date; minus
●	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the Annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix C for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial withdrawal.

9.	TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored

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retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements.  In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control.  In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from

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those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payment must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of, the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Policy

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General.  Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons.  Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different

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individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

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The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made

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from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawal, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2016, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemption and maximum rate is $5,450,000, indexed for inflation, and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to

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participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities.  In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor (contingent) owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA).  The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans.  Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of

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the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial

Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero. In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the

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exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% of your premium payments (reduced by prior withdrawals in that Policy Year); or
(2)	is any gains in the Policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval. Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

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Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

●	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

●	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
●	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
●	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix D for additional information.

11.	OTHER INFORMATION

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of

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Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account.  Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners, are available on our website at (https://www.transamerica.com/individual/what-we-do/about-us/financial strength), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service

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(www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

TFLIC Separate Account VNY

The Separate Account was established by TFLIC on December 14, 2004, and operates under New York law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TFLIC owns the assets of the Separate Account, and the obligations under the Policy are obligations of TFLIC. These assets are held separately from the other assets of TFLIC and are not chargeable with liabilities incurred in any other business operation of TFLIC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). TFLIC will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TFLIC. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of TFLIC’s general account assets or any other separate account TFLIC maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio. Additional Subaccounts may be established at TFLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the application to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. The Policies are offered to investors through investment advisers (“advisers”) that are registered as investment advisers under state and federal securities laws and may charge an investor an investment advisory fee to manage the investor’s assets. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We do not pay commissions to the advisers or the selling firms.

A limited number of representatives of Protected Investors of America (“PIA”) a broker-dealer firm, “wholesale” the Policies, that is, provide sales support to the selling firms. To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), we and/or PIA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, advisory and selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may shares the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale of the Policies. These special compensation

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arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of PIA are underwritten by our affiliates. Wholesaling representatives and their managers at PIA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

No specific charge is assessed directly to Policy Owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

The period during which the Policy Owner may cancel the Policy for a refund and we will treat the Policy as void from the Policy Date. The period is 20 days, as specified in your Policy. We will pay the refund within seven days after we receive (in good order) your written request to cancel the Policy and the returned Policy at our Administrative Office. You bear the risk of any decline in Policy Value during the Right to Cancel Period.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your Policy, we reserve the right to terminate your Policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity Policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other Policies, including Policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in Good order at our Administrative Office. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

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Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code, or transfer qualified annuities directly to another life insurance company as a “trustee-to-trustee transfer”. Before making the exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; and there may be a new surrender charge period under this annuity and other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange or transfer another annuity contract for this Policy unless you determine, after knowing all of the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a exchange or transfer, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

You may ask us to reinstate your Policy after such an exchange, transfer, full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to applicable Subaccounts. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new Accumulation Units may be worth more or less than the units you previously owned. Generally, unless you return the original check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount of the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, the Company has (and may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other

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words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TFLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. TFLIC will vote Fund shares as to which no timely instructions are received and those shares held by TFLIC as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming the there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting. Voting instructions will be solicited before such meeting in accordance with procedures established by the Portfolios.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse

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impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate or you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

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TABLE OF CONTENTS FOR THE ADVISOR’S EDGE® NY VARIABLE ANNUITY STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS
THE POLICY—GENERAL PROVISIONS
PERFORMANCE INFORMATION
PERFORMANCE COMPARISONS
SAFEKEEPING OF ACCOUNT ASSETS
STATE REGULATION OF TFLIC
RECORDS AND REPORTS
DISTRIBUTION OF THE POLICIES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER INFORMATION
FINANCIAL STATEMENTS

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA International Value Portfolio	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum of risk.
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.

Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II	Federated Global Investment Management Corp.
Investment Objective: Provide current income.
Federated Government Money Fund II(2)	Federated Government Money Fund II(2)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

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SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Fidelity® Variable Insurance Products Fund – Initial Class (Continued…)
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies.
TA Janus Mid-Cap Growth(3)	Transamerica Janus Mid-Cap Growth VP(3)	Janus Capital Management LLC(3)
Investment Objective: Capital appreciation.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.

Investment Objective:  Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.

TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital Growth.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Miliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Miliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley, LLC
Investment Objective: Seeks maximum long-term total return.
TA WMC US Growth	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

46

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio	REIT Index Portfolio	Vanguard Equity Investment Group

Investment Objective:  Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust
Wanger International	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccounts(s) may be appropriate for you base on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that the Federated Government Money Fund II portfolio (Formerly Federated Prime Money Fund II) will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Government Money Fund II subaccount may become extremely low and possibly negative.
(3)	On or about May 1, 2016 Transamerica Morgan Stanley Mid-Cap Growth VP will be renamed Transamerica Janus Mid-Cap Growth VP and will be subadvised by Janus Capital Management LLC.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Additional Information:
The following subaccounts were closed to new investments on May 1, 2006:

AB Variable Products Series Fund, Inc. – Class B
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Growth Portfolio	AB Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.

47

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

Effective December 12, 2011, the following subaccount is closed to new investments:

Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

48

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.336896 $1.282554 $1.153884 $1.067670 $1.056959 $0.956826 $0.824965 $1.000000	$1.309666 $1.336896 $1.282554 $1.153884 $1.067670 $1.056959 $0.956826 $0.824965	198,735.141 198,735.141 198,735.141 198,735.141 198,735.141 149,449.443 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318 $1.000000	$1.305774 $1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.435791 $1.412752 $1.298877 $1.215376 $1.190439 $1.098846 $0.882317 $1.125606 $1.063912 $1.000000	$1.400000 $1.435791 $1.412752 $1.298877 $1.215376 $1.190439 $1.098846 $0.882317 $1.125606 $1.063912	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.417577 $1.387496 $1.100168 $0.982479 $1.044454 $0.913607 $0.707632 $1.178708 $1.099928 $1.000000	$1.382615 $1.417577 $1.387496 $1.100168 $0.982479 $1.044454 $0.913607 $0.707632 $1.178708 $1.099928	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.474106 $1.442308 $1.277746 $1.174031 $1.173601 $1.069125 $0.850464 $1.155068 $1.075868 $1.000000	$1.433392 $1.474106 $1.442308 $1.277746 $1.174031 $1.173601 $1.069125 $0.850464 $1.155068 $1.075868	175,325.212 175,325.212 175,325.212 175,325.212 175,325.212 131,080.093 0.000 0.000 0.000 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.449432 $1.420852 $1.196711 $1.087545 $1.115970 $0.995418 $0.780985 $1.167949 $1.089318 $1.000000	$1.409308 $1.449432 $1.420852 $1.196711 $1.087545 $1.115970 $0.995418 $0.780985 $1.167949 $1.089318	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

49

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.807942 $1.620652 $1.251171 $1.126081 $1.102115 $1.003382 $0.984675	$1.733420 $1.807942 $1.620652 $1.251171 $1.126081 $1.102115 $1.003382	19,210.861 5,627.047 0.00 0.000 0.000 47,056.974 44,802.397
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.460794 $1.293393 $1.251743 $1.004903 $1.071911 $0.931820 $0.702263 $1.225489 $1.320828 $1.000000	$1.444070 $1.460794 $1.293393 $1.251743 $1.004903 $1.071911 $0.931820 $0.702263 $1.225489 $1.320828	8,139.273 4,201.185 2,501.822 2,539.707 2,578.157 5,730.703 6,146.340 6,576.203 2,935.648 0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.874972 $1.651077 $1.252789 $1.082690 $1.080644 $0.943418 $0.732003 $1.174848 $1.130068 $1.000000	$1.863338 $1.874972 $1.651077 $1.252789 $1.082690 $1.080644 $0.943418 $0.732003 $1.174848 $1.130068	11,967.973 11,967.973 11,967.973 30,676.003 30,676.003 30,676.003 30,676.003 30,676.003 30,676.003 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.966286 $1.865124 $1.265019 $1.100846 $1.175128 $0.927198 $0.728870 $1.151702 $1.146192 $1.000000	$2.186047 $1.966286 $1.865124 $1.265019 $1.100846 $1.175128 $0.927198 $0.728870 $1.151702 $1.146192	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.401789 $1.486415 $1.265621 $1.041797 $1.164642 $1.059809 $0.803142 $1.248014 $1.149685 $1.000000	$1.395182 $1.401789 $1.486415 $1.265621 $1.041797 $1.164642 $1.059809 $0.803142 $1.248014 $1.149685	627.763 2,910.654 4,591.786 4,426.438 4,535.309 5,026.196 4,803.516 5,024.338 5,017.985 1,123.310
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.525490 $1.465390 $1.511953 $1.413591 $1.337499 $1.254598 $1.087169 $1.124563 $1.037910 $1.000000	$1.527622 $1.525490 $1.465390 $1.511953 $1.413591 $1.337499 $1.254598 $1.087169 $1.124563 $1.037910	143,030.711 129,675.021 122,631.832 132,373.943 136,261.543 176,675.377 178,348.236 170,778.496 144,087.480 142,149.867

50

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.149462 $2.028426 $1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575 $1.000000	$2.189730 $2.149462 $2.028426 $1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575	9,953.717 6,239.308 4,349.300 4,451.334 4,647.035 18,645.443 21,751.229 16,248.549 13,817.065 0.000
TA WMC US Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.529867 $1.384552 $1.050974 $0.933818 $0.975348 $0.832456 $0.647882 $1.206531 $1.043300 $1.000000	$1.625681 $1.529867 $1.384552 $1.050974 $0.933818 $0.975348 $0.832456 $0.647882 $1.206531 $1.043300	2,297.226 2,298.707 2,300.258 2,301.868 2,303.618 2,420.710 2,402.496 2,207.335 12,600.422 1,769.368
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.735067 $1.657974 $1.222947 $1.056566 $1.091360 $0.841446 $0.590776 $1.000000	$1.682224 $1.735067 $1.657974 $1.222947 $1.056566 $1.091360 $0.841446 $0.590776	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.262499 $1.338856 $1.082680 $0.932472 $1.093963 $1.014002 $0.809935 $1.331426 $1.158086 $1.000000	$1.272125 $1.262499 $1.338856 $1.082680 $0.932472 $1.093963 $1.014002 $0.809935 $1.331426 $1.158086	0.000 2,501.443 4,368.017 4,267.714 11,503.189 11,644.663 11,126.921 8,728.816 8,166.056 4,079.353
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.975599 $1.986172 $1.435302 $1.323085 $1.426031 $1.070845 $0.670614 $1.255459 $1.030240 $1.000000	$1.865935 $1.975599 $1.986172 $1.435302 $1.323085 $1.426031 $1.070845 $0.670614 $1.255459 $1.030240	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.704384 $1.546583 $1.316836 $1.176266 $1.136839 $1.000000	$1.698702 $1.704384 $1.546583 $1.316836 $1.176266 $1.136839	0.000 0.000 0.000 0.000 0.000 0.000
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.261809 $1.210564 $0.990200 $0.879243 $1.154282 $0.978752 $0.642636 $1.230015 $1.031597 $1.000000	$1.288138 $1.261809 $1.210564 $0.990200 $0.879243 $1.154282 $0.978752 $0.642636 $1.230015 $1.031597	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

51

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.571992 $1.399252 $1.052111 $0.931442 $0.927569 $0.812466 $0.614849 $1.077017 $0.961240 $1.000000	$1.701266 $1.571992 $1.399252 $1.052111 $0.931442 $0.927569 $0.812466 $0.614849 $1.077017 $0.961240	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.659597 $1.465859 $1.075868 $0.926983 $0.968416 $0.886577 $0.650198 $1.086395 $0.961501 $1.000000	$1.829677 $1.659597 $1.465859 $1.075868 $0.926983 $0.968416 $0.886577 $0.650198 $1.086395 $0.961501	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.501512 $1.583190 $1.133269 $1.017410 $1.083072 $0.848297 $0.678793 $1.153436 $1.022241 $1.000000	$1.550418 $1.501512 $1.583190 $1.133269 $1.017410 $1.083072 $0.848297 $0.678793 $1.153436 $1.022241	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 8,299.606
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.351779 $1.321101 $1.333034 $1.278319 $1.229848 $1.171800 $1.124131 $1.082097 $1.032218 $1.000000	$1.365197 $1.351779 $1.321101 $1.333034 $1.278319 $1.229848 $1.171800 $1.124131 $1.082097 $1.032218	696,931.143 959,790.874 940,163.482 962,835.292 782,274.539 788,933.675 394,984.763 452,515.425 521,572.160 392,784.121
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.437649 $1.534201 $1.213998 $1.022238 $1.206695 $0.972205 $0.698910 $1.230305 $1.160512 $1.000000	$1.512907 $1.437649 $1.534201 $1.213998 $1.022238 $1.206695 $0.972205 $0.698910 $1.230305 $1.160512	144,761.908 179,678.257 190,123.891 168,213.314 143,000.950 197,380.274 214,567.720 249,243.831 161,020.079 46,966.702
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.206793 $1.306993 $1.080291 $0.928548 $1.124216 $1.022731 $0.745515 $1.383262 $1.255880 $1.000000	$1.116653 $1.206793 $1.306993 $1.080291 $0.928548 $1.124216 $1.022731 $0.745515 $1.383262 $1.255880	249,209.126 265,207.557 250,383.027 224,103.329 256,967.253 398,610.693 483,544.932 483,284.765 326,854.565 142,297.660

52

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.813535 $1.672657 $1.193623 $0.984242 $1.024770 $0.854205 $0.661052 $1.106003 $1.145842 $1.000000	$1.742168 $1.813535 $1.672657 $1.193623 $0.984242 $1.024770 $0.854205 $0.661052 $1.106003 $1.145842	321,173.146 348,838.883 348,423.176 356,268.241 393,414.082 542,205.522 724,497.553 647,771.308 459,220.015 194,637.050
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.135523 $1.140067 $1.143397 $1.140076 $1.141380 $1.135029 $1.120381 $1.083669 $1.038025 $1.000000	$1.132744 $1.135523 $1.140067 $1.143397 $1.140076 $1.141380 $1.135029 $1.120381 $1.083669 $1.038025	131,898.538 178,755.760 147,509.672 136,477.587 307,931.658 260,169.585 67,412.950 28,263.520 104,274.255 12,448.353
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.625928 $1.576443 $1.096007 $0.917507 $0.966495 $0.752938 $0.597927 $0.953405 $1.114214 $1.000000	$1.532468 $1.625928 $1.576443 $1.096007 $0.917507 $0.966495 $0.752938 $0.597927 $0.953405 $1.114214	234,920.730 252,153.152 266,384.816 258,095.222 241,224.568 303,826.646 392,483.365 354,203.014 259,010.969 96,655.722
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.879617 $1.670580 $1.253597 $1.128514 $1.127366 $0.989624 $0.745696 $1.146202 $1.072187 $1.000000	$1.805497 $1.879617 $1.670580 $1.253597 $1.128514 $1.127366 $0.989624 $0.745696 $1.146202 $1.072187	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.812452 $1.690143 $1.406517 $1.284114 $1.187395 $1.037792 $0.853722 $1.221479 $1.149471 $1.000000	$1.753614 $1.812452 $1.690143 $1.406517 $1.284114 $1.187395 $1.037792 $0.853722 $1.221479 $1.149471	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.277828 $1.297409 $1.120234 $1.022406 $1.085469 $1.000000	$1.190912 $1.277828 $1.297409 $1.120234 $1.022406 $1.085469	0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.934936 $1.872361 $1.546431 $1.369426 $1.314207 $1.178971 $0.924131 $1.167069 $1.127982 $1.000000	$1.778925 $1.934936 $1.872361 $1.546431 $1.369426 $1.314207 $1.178971 $0.924131 $1.167069 $1.127982	1,205.748 1,210.679 1,215.831 1,221.320 1,227.446 1,233.831 1,240.933 1,249.232 1,256.724 0.000

53

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.358659 $1.305783 $1.340450 $1.308907 $1.244202 $1.189573 $1.136892 $1.096257 $1.037135 $1.000000	$1.358225 $1.358659 $1.305783 $1.340450 $1.308907 $1.244202 $1.189573 $1.136892 $1.096257 $1.037135	81,490.953 42,076.913 20,200.592 20,200.592 20,200.592 20,213.273 20,227.471 20,243.891 23,177.933 0.000
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.855554 $1.816845 $1.707503 $1.496934 $1.431192 $1.254303 $0.825120 $1.121078 $1.089912 $1.000000	$1.797931 $1.855554 $1.816845 $1.707503 $1.496934 $1.431192 $1.254303 $0.825120 $1.121078 $1.089912	13,145.373 6,486.842 2,494.807 2,228.740 4,626.789 6,545.027 20,545.401 11,722.243 20,545.005 3,163.552
Federated Government Money Fund II(2) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.070884 $1.076735 $1.082628 $1.088556 $1.094439 $1.100434 $1.101521 $1.080143 $1.036800 $1.000000	$1.065050 $1.070884 $1.076735 $1.082628 $1.088556 $1.094439 $1.100434 $1.101521 $1.080143 $1.036800	80,209.067 573,914.462 242,977.127 242,977.127 242,977.127 118,243.132 20,914.613 22,483.511 23,120.795 417,732.041
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.779080 $1.598014 $1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620 $1.000000	$1.781214 $1.779080 $1.598014 $1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620	42,116.223 80,140.546 87,551.144 75,252.120 103,878.287 101,492.611 117,213.281 91,356.923 33,268.376 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.872270 $1.771225 $1.307317 $1.144765 $1.287708 $1.005006 $0.721362 $1.197776 $1.041612 $1.000000	$1.836167 $1.872270 $1.771225 $1.307317 $1.144765 $1.287708 $1.005006 $0.721362 $1.197776 $1.041612	0.000 0.000 0.000 0.000 0.000 11,502.606 21,582.520 15,357.823 12,009.617 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.763441 $1.660323 $1.279342 $1.010676 $1.114364 $0.884822 $0.564572 $1.162377 $1.105506 $1.000000	$1.701394 $1.763441 $1.660323 $1.279342 $1.010676 $1.114364 $0.884822 $0.564572 $1.162377 $1.105506	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

54

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.109374 $1.184746 $1.190883 $1.025369 $1.328698 $1.150329 $0.712983 $1.701265 $1.192024 $1.000000	$0.923254 $1.109374 $1.184746 $1.190883 $1.025369 $1.328698 $1.150329 $0.712983 $1.701265 $1.192024	13,599.399 22,522.845 26,301.659 26,362.713 45,347.119 27,643.462 35,612.614 50,861.577 43,248.903 4,348.698
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.849463 $1.638354 $1.246307 $1.081663 $1.066975 $0.933599 $0.742402 $1.183711 $1.129468 $1.000000	$1.862641 $1.849463 $1.638354 $1.246307 $1.081663 $1.066975 $0.933599 $0.742402 $1.183711 $1.129468	111,294.540 183,677.973 211,360.054 220,062.033 205,897.986 152,730.441 185,305.321 157,231.493 128,862.103 52,746.814
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.958644 $1.733739 $1.291995 $1.121728 $1.151335 $0.923405 $0.661445 $1.143091 $1.082925 $1.000000	$1.919979 $1.958644 $1.733739 $1.291995 $1.121728 $1.151335 $0.923405 $0.661445 $1.143091 $1.082925	59,010.575 58,550.094 53,324.551 56,866.444 51,922.388 15,546.030 16,903.290 22,439.326 17,582.420 16,375.192
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.761819 $1.361553 $1.337846 $1.145279 $1.061960 $0.832583 $0.648244 $1.038720 $1.252369 $1.000000	$1.791146 $1.761819 $1.361553 $1.337846 $1.145279 $1.061960 $0.832583 $0.648244 $1.038720 $1.252369	38,934.127 56,467.339 56,634.460 54,063.351 42,739.015 23,874.819 28,715.929 30,184.947 18,357.452 8,158.080
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.139447 $1.219565 $0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634 $1.000000	$1.124515 $1.139447 $1.219565 $0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634	60,252.322 41,018.645 33,682.309 33,822.904 26,827.343 839.130 1,050.455 29,552.253 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.338583 $1.322685 $1.315832 $1.267131 $1.248884 $1.193457 $1.053952 $1.097692 $1.041032 $1.000000	$1.346250 $1.338583 $1.322685 $1.315832 $1.267131 $1.248884 $1.193457 $1.053952 $1.097692 $1.041032	363,992.277 275,345.903 244,962.109 220,439.661 172,516.681 143,514.145 115,359.072 267,362.434 265,919.378 111,164.266

55

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.463137 $1.389331 $1.429710 $1.382004 $1.290819 $1.218709 $1.156693 $1.105276 $1.038833 $1.000000	$1.459994 $1.463137 $1.389331 $1.429710 $1.382004 $1.290819 $1.218709 $1.156693 $1.105276 $1.038833	452,197.652 401,975.971 373,847.031 327,876.746 310,410.748 357,382.707 357,180.317 324,817.066 505,413.577 259,542.522
Wanger International Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.720635 $1.809794 $1.487120 $1.230092 $1.448656 $1.166055 $0.782784 $1.446920 $1.250877 $1.000000	$1.712874 $1.720635 $1.809794 $1.487120 $1.230092 $1.448656 $1.166055 $0.782784 $1.446920 $1.250877	7,138.782 13,944.713 13,879.626 15,531.351 16,367.679 12,337.967 12,789.672 9,897.123 9,275.607 175,599.481
Wanger USA Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.776585 $1.704787 $1.281591 $1.073758 $1.118728 $0.911931 $0.644706 $1.074810 $1.025491 $1.000000	$1.756097 $1.776585 $1.704787 $1.281591 $1.073758 $1.118728 $0.911931 $0.644706 $1.074810 $1.025491	1,257.362 6,201.727 8,270.775 23,004.020 23,593.107 23,151.399 23,677.123 30,682.916 27,308.068 2,978.486

56

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685 $1.000000	$1.304638 $1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.351432 $1.305126 $1.102518 $0.992184 $1.006742 $0.895087 $0.728073 $1.000000	$1.300784 $1.351432 $1.305126 $1.102518 $0.992184 $1.006742 $0.895087 $0.728073	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.429439 $1.407210 $1.294416 $1.211815 $1.187542 $1.096713 $0.881046 $1.124583 $1.063429 $1.000000	$1.393113 $1.429439 $1.407210 $1.294416 $1.211815 $1.187542 $1.096713 $0.881046 $1.124583 $1.063429	0.000 0.000 0.000 0.000 1,051,348.003 766,940.059 570,565.007 82,508.283 11,197.822 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.411258 $1.382006 $1.096367 $0.979579 $1.041885 $0.911820 $0.706596 $1.177580 $1.099420 $1.000000	$1.375757 $1.411258 $1.382006 $1.096367 $0.979579 $1.041885 $0.911820 $0.706596 $1.177580 $1.099420	31,571.229 31,593.281 31,614.770 31,638.205 136,707.622 136,740.506 136,772.652 153,459.889 141,902.257 136,862.936
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.467590 $1.436653 $1.273362 $1.170588 $1.170742 $1.067058 $0.849246 $1.153989 $1.075393 $1.000000	$1.426357 $1.467590 $1.436653 $1.273362 $1.170588 $1.170742 $1.067058 $0.849246 $1.153989 $1.075393	14,727.025 14,747.116 14,768.632 14,971.720 375,885.744 375,910.926 375,939.766 205,281.121 185,419.517 185,419.517
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.443008 $1.415267 $1.192610 $1.084361 $1.113257 $0.993491 $0.779852 $1.166835 $1.088818 $1.000000	$1.402370 $1.443008 $1.415267 $1.192610 $1.084361 $1.113257 $0.993491 $0.779852 $1.166835 $1.088818	252,832.224 252,832.224 252,832.224 397,636.506 397,636.506 252,832.224 362,619.931 361,777.571 263,594.376 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.803313 $1.617311 $1.249223 $1.124887 $1.101489 $1.003320 $0.984673	$1.728119 $1.803313 $1.617311 $1.249223 $1.124887 $1.101489 $1.003320	0.000 0.000 0.000 0.000 0.000 0.000 0.000

57

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.454355 $1.288333 $1.247456 $1.001955 $1.069293 $0.930004 $0.701245 $1.224322 $1.320226 $1.000000	$1.436979 $1.454355 $1.288333 $1.247456 $1.001955 $1.069293 $0.930004 $0.701245 $1.224322 $1.320226	15,255.288 15,488.683 14,566.428 15,668.497 15,803.612 16,543.656 18,148.342 11,173.920 7,291.282 7,476.360
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.866698 $1.644603 $1.248493 $1.079514 $1.078017 $0.941591 $0.730949 $1.173735 $1.129556 $1.000000	$1.854196 $1.866698 $1.644603 $1.248493 $1.079514 $1.078017 $0.941591 $0.730949 $1.173735 $1.129556	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.957578 $1.857787 $1.260663 $1.097601 $1.172243 $0.925381 $0.727804 $1.150603 $1.145678 $1.000000	$2.175292 $1.957578 $1.857787 $1.260663 $1.097601 $1.172243 $0.925381 $0.727804 $1.150603 $1.145678	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.395612 $1.480597 $1.261292 $1.038751 $1.161804 $1.057758 $0.801985 $1.246838 $1.149183 $1.000000	$1.388353 $1.395612 $1.480597 $1.261292 $1.038751 $1.161804 $1.057758 $0.801985 $1.246838 $1.149183	4,013.696 4,013.696 4,013.696 4,013.696 4,339.534 4,218.264 4,075.727 4,316.468 0.000 0.000
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.518750 $1.459649 $1.506780 $1.409453 $1.334243 $1.252163 $1.085601 $1.123498 $1.037433 $1.000000	$1.520116 $1.518750 $1.459649 $1.506780 $1.409453 $1.334243 $1.252163 $1.085601 $1.123498 $1.037433	43,156.447 42,996.534 48,951.160 45,359.399 47,225.605 48,312.942 81,484.991 73,465.333 35,823.605 32,008.081
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.140160 $2.020652 $1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257 $1.000000	$2.179170 $2.140160 $2.020652 $1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257	22,424.035 3,574.284 2,279.783 0.000 0.000 0.000 0.000 0.000 0.000 0.000

58

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.523155 $1.379161 $1.047404 $0.931102 $0.972990 $0.830839 $0.646945 $1.205385 $1.042833 $1.000000	$1.617752 $1.523155 $1.379161 $1.047404 $0.931102 $0.972990 $0.830839 $0.646945 $1.205385 $1.042833	20,263.146 21,706.187 22,782.528 22,729.930 30,068.706 35,444.261 39,698.442 32,725.629 35,970.588 22,636.056
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.729292 $1.653288 $1.220106 $1.054647 $1.089922 $0.840758 $0.590585 $1.000000	$1.675791 $1.729292 $1.653288 $1.220106 $1.054647 $1.089922 $0.840758 $0.590585	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.256903 $1.333587 $1.078946 $0.929718 $1.091267 $1.012015 $0.808751 $1.330160 $1.157571 $1.000000	$1.265851 $1.256903 $1.333587 $1.078946 $0.929718 $1.091267 $1.012015 $0.808751 $1.330160 $1.157571	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.966866 $1.978367 $1.430367 $1.319197 $1.422539 $1.068751 $0.669637 $1.254254 $1.029778 $1.000000	$1.856761 $1.966866 $1.978367 $1.430367 $1.319197 $1.422539 $1.068751 $0.669637 $1.254254 $1.029778	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.700413 $1.543745 $1.315073 $1.175282 $1.136452 $1.000000	$1.693884 $1.700413 $1.543745 $1.315073 $1.175282 $1.136452	92,328.966 92,903.409 101,509.534 101,594.948 11,756.197 12,129.533
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.256189 $1.205774 $0.986780 $0.876656 $1.151458 $0.976836 $0.641705 $1.228829 $1.031119 $1.000000	$1.281752 $1.256189 $1.205774 $0.986780 $0.876656 $1.151458 $0.976836 $0.641705 $1.228829 $1.031119	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.565054 $1.393757 $1.048501 $0.928718 $0.925312 $0.810887 $0.613955 $1.075987 $0.960801 $1.000000	$1.692919 $1.565054 $1.393757 $1.048501 $0.928718 $0.925312 $0.810887 $0.613955 $1.075987 $0.960801	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

59

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.652270 $1.460115 $1.072178 $0.924264 $0.966051 $0.884859 $0.649254 $1.085364 $0.961069 $1.000000	$1.820699 $1.652270 $1.460115 $1.072178 $0.924264 $0.966051 $0.884859 $0.649254 $1.085364 $0.961069	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.494896 $1.577001 $1.129396 $1.014439 $1.080448 $0.846663 $0.677824 $1.152361 $1.021792 $1.000000	$1.542812 $1.494896 $1.577001 $1.129396 $1.014439 $1.080448 $0.846663 $0.677824 $1.152361 $1.021792	0.000 0.000 4,623.311 5,539.349 5,562.985 5,071.220 5,708.881 0.000 0.000 0.000
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.345779 $1.315906 $1.328472 $1.274590 $1.226869 $1.169543 $1.122521 $1.081090 $1.031744 $1.000000	$1.358472 $1.345779 $1.315906 $1.328472 $1.274590 $1.226869 $1.169543 $1.122521 $1.081090 $1.031744	407,188.518 511,740.622 385,192.246 198,668.073 89,674.548 81,904.039 54,269.742 1,939.294 0.000 0.000
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.431266 $1.528152 $1.209831 $1.019248 $1.203773 $0.970336 $0.697909 $1.229156 $1.159999 $1.000000	$1.505446 $1.431266 $1.528152 $1.209831 $1.019248 $1.203773 $0.970336 $0.697909 $1.229156 $1.159999	199,251.855 220,094.344 172,657.339 117,477.727 60,728.042 51,352.973 47,013.463 28,040.004 27,437.170 28,210.307
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.201503 $1.301917 $1.076623 $0.925854 $1.121514 $1.020762 $0.744449 $1.381974 $1.255333 $1.000000	$1.111195 $1.201503 $1.301917 $1.076623 $0.925854 $1.121514 $1.020762 $0.744449 $1.381974 $1.255333	425,424.587 361,082.295 299,897.174 206,640.360 146,375.718 137,141.905 133,955.348 109,180.691 110,647.750 100,852.679
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.805510 $1.665088 $1.189521 $0.981354 $1.022273 $0.852543 $0.660101 $1.104947 $1.145313 $1.000000	$1.733596 $1.805510 $1.665088 $1.189521 $0.981354 $1.022273 $0.852543 $0.660101 $1.104947 $1.145313	980,162.270 852,727.464 711,760.854 525,704.040 278,711.986 242,502.962 262,254.437 152,799.560 124,120.453 124,449.436

60

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.129977 $1.135185 $1.139162 $1.136496 $1.138443 $1.132762 $1.118704 $1.082614 $1.037521 $1.000000	$1.126571 $1.129977 $1.135185 $1.139162 $1.136496 $1.138443 $1.132762 $1.118704 $1.082614 $1.037521	453,333.088 450,406.505 330,149.384 151,721.905 45,882.668 38,705.130 35,107.168 53,037.050 0.000 0.000
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.618760 $1.570265 $1.092258 $0.914825 $0.964155 $0.751483 $0.597057 $0.952487 $1.113699 $1.000000	$1.524959 $1.618760 $1.570265 $1.092258 $0.914825 $0.964155 $0.751483 $0.597057 $0.952487 $1.113699	282,134.868 185,099.589 190,505.530 201,324.087 184,056.690 175,866.497 174,540.382 160,050.420 165,313.635 161,614.430
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.871279 $1.663992 $1.249274 $1.125181 $1.124587 $0.987679 $0.744612 $1.145110 $1.071697 $1.000000	$1.796583 $1.871279 $1.663992 $1.249274 $1.125181 $1.124587 $0.987679 $0.744612 $1.145110 $1.071697	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.804417 $1.683476 $1.401662 $1.280330 $1.184493 $1.035781 $0.852492 $1.220332 $1.148958 $1.000000	$1.744977 $1.804417 $1.683476 $1.401662 $1.280330 $1.184493 $1.035781 $0.852492 $1.220332 $1.148958	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.274752 $1.294930 $1.118662 $1.021485 $1.085037 $1.000000	$1.187448 $1.274752 $1.294930 $1.118662 $1.021485 $1.085037	0.000 0.000 0.000 0.000 4,200.927 6,717.499
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.926340 $1.864958 $1.541075 $1.365366 $1.310968 $1.176647 $0.922779 $1.165958 $1.127473 $1.000000	$1.770148 $1.926340 $1.864958 $1.541075 $1.365366 $1.310968 $1.176647 $0.922779 $1.165958 $1.127473	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.352644 $1.300658 $1.335865 $1.305090 $1.241189 $1.187285 $1.135272 $1.095240 $1.036683 $1.000000	$1.351539 $1.352644 $1.300658 $1.335865 $1.305090 $1.241189 $1.187285 $1.135272 $1.095240 $1.036683	29,378.244 28,353.145 26,549.061 23,551.014 32,079.220 34,301.171 35,063.290 47,387.915 67,598.555 47,887.904

61

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated High Income Bond Fund II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.847234 $1.809616 $1.701575 $1.492483 $1.427653 $1.251822 $0.823898 $1.119987 $1.089395 $1.000000	$1.788992 $1.847234 $1.809616 $1.701575 $1.492483 $1.427653 $1.251822 $0.823898 $1.119987 $1.089395	3,436.599 3,806.294 5,744.745 5,482.625 16,746.512 23,882.274 41,476.988 35,324.182 44,552.066 23,870.736
Federated Government Money Fund II(2) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.065737 $1.072168 $1.078681 $1.085230 $1.091757 $1.098319 $1.099935 $1.079113 $1.036329 $1.000000	$1.059473 $1.065737 $1.072168 $1.078681 $1.085230 $1.091757 $1.098319 $1.099935 $1.079113 $1.036329	2,528.246 2,528.246 2,528.246 2,528.246 10,684.795 2,941.365 2,580.242 1,961.153 0.000 0.000
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.771466 $1.591965 $1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286 $1.000000	$1.772713 $1.771466 $1.591965 $1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286	4,495.224 5,547.710 2,293.237 2,522.572 2,670.182 2,552.912 55,227.891 30,640.320 41.192 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.863955 $1.764233 $1.302798 $1.141382 $1.284538 $1.003025 $0.720296 $1.196617 $1.041140 $1.000000	$1.827098 $1.863955 $1.764233 $1.302798 $1.141382 $1.284538 $1.003025 $0.720296 $1.196617 $1.041140	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.755613 $1.653774 $1.274927 $1.007694 $1.111636 $0.883101 $0.563757 $1.161281 $1.105014 $1.000000	$1.693011 $1.755613 $1.653774 $1.274927 $1.007694 $1.111636 $0.883101 $0.563757 $1.161281 $1.105014	0.000 0.000 0.000 0.000 0.000 0.000 10,280.837 0.000 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.104449 $1.180078 $1.186773 $1.022341 $1.325435 $1.148067 $0.711942 $1.699638 $1.191478 $1.000000	$0.918704 $1.104449 $1.180078 $1.186773 $1.022341 $1.325435 $1.148067 $0.711942 $1.699638 $1.191478	2,664.034 2,664.034 2,664.034 2,664.034 2,880.306 2,465.182 2,505.958 6,814.936 3,714.009 5,155.192

62

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.841266 $1.631904 $1.242007 $1.078467 $1.064343 $0.931772 $0.741318 $1.182582 $1.128963 $1.000000	$1.853461 $1.841266 $1.631904 $1.242007 $1.078467 $1.064343 $0.931772 $0.741318 $1.182582 $1.128963	604,699.608 457,016.079 418,159.585 312,781.975 206,627.486 176,454.859 183,031.736 176,663.386 22,884.948 22,884.948
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.950002 $1.726948 $1.287568 $1.118442 $1.148530 $0.921613 $0.660491 $1.142011 $1.082434 $1.000000	$1.910555 $1.950002 $1.726948 $1.287568 $1.118442 $1.148530 $0.921613 $0.660491 $1.142011 $1.082434	209,813.953 182,527.861 155,451.476 99,200.225 33,473.850 23,447.278 21,591.102 20,565.663 18,664.944 19,794.786
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.754027 $1.356208 $1.333254 $1.141921 $1.059362 $0.830964 $0.647310 $1.037741 $1.251809 $1.000000	$1.782340 $1.754027 $1.356208 $1.333254 $1.141921 $1.059362 $0.830964 $0.647310 $1.037741 $1.251809	193,020.866 167,232.474 176,347.934 98,269.169 47,049.386 43,081.322 53,464.241 13,914.948 8,168.477 7,370.741
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.135112 $1.215519 $0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274 $1.000000	$1.119674 $1.135112 $1.215519 $0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274	343,855.549 16,405.280 9,368.523 0.000 0.000 0.000 4,461.201 5,434.794 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.332624 $1.317491 $1.311313 $1.263401 $1.245851 $1.191159 $1.052453 $1.096664 $1.040558 $1.000000	$1.339575 $1.332624 $1.317491 $1.311313 $1.263401 $1.245851 $1.191159 $1.052453 $1.096664 $1.040558	495,347.880 140,004.128 128,962.438 112,600.412 112,600.412 117,705.917 102,256.908 48,297.857 0.000 0.000
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.456734 $1.383932 $1.424849 $1.377981 $1.287698 $1.216355 $1.155037 $1.104244 $1.038362 $1.000000	$1.452884 $1.456734 $1.383932 $1.424849 $1.377981 $1.287698 $1.216355 $1.155037 $1.104244 $1.038362	660,714.332 734,494.073 552,462.176 248,458.292 70,824.250 61,523.683 63,572.541 0.000 0.000 0.000

63

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.713038 $1.802707 $1.482025 $1.226488 $1.445124 $1.163795 $0.781655 $1.445548 $1.250312 $1.000000	$1.704458 $1.713038 $1.802707 $1.482025 $1.226488 $1.445124 $1.163795 $0.781655 $1.445548 $1.250312	7,370.724 2,611.263 0.000 0.000 0.000 0.000 4,047.512 7,517.198 3,870.692 4,688.473
Wanger USA Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.768795 $1.698159 $1.277238 $1.070637 $1.116033 $0.910180 $0.643783 $1.073799 $1.025044 $1.000000	$1.747524 $1.768795 $1.698159 $1.277238 $1.070637 $1.116033 $0.910180 $0.643783 $1.073799 $1.025044	41,767.155 18,508.489 19,120.599 19,753.085 20,059.206 21,743.359 27,850.889 24,607.914 9,945.043 10,202.811

64

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.319296 $1.268178 $1.143222 $1.059919 $1.051370 $0.953656 $0.823868 $1.000000	$1.289864 $1.319296 $1.268178 $1.143222 $1.059919 $1.051370 $0.953656 $0.823868	0.000 0.000 145,071.327 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.338090 $1.294159 $1.094879 $0.986784 $1.002759 $0.892871 $0.727352 $1.000000	$1.286024 $1.338090 $1.294159 $1.094879 $0.986784 $1.002759 $0.892871 $0.727352	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.410589 $1.390731 $1.281167 $1.201209 $1.178898 $1.090345 $0.877233 $1.121343 $1.061995 $1.000000	$1.372700 $1.410589 $1.390731 $1.281167 $1.201209 $1.178898 $1.090345 $0.877233 $1.121343 $1.061995	0.000 0.000 0.000 68,232.527 71,871.722 72,590.069 79,385.657 6,481.799 6,904.239 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.392658 $1.365820 $1.085137 $0.971001 $1.034304 $0.906519 $0.703534 $1.174241 $1.097945 $1.000000	$1.355611 $1.392658 $1.365820 $1.085137 $0.971001 $1.034304 $0.906519 $0.703534 $1.174241 $1.097945	0.000 0.000 0.000 0.000 0.000 0.000 18,021.195 17,861.807 11,017.505 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.448192 $1.419769 $1.260274 $1.160298 $1.162182 $1.060831 $0.845544 $1.150681 $1.073927 $1.000000	$1.405409 $1.448192 $1.419769 $1.260274 $1.160298 $1.162182 $1.060831 $0.845544 $1.150681 $1.073927	0.000 0.000 0.000 70,132.527 73,873.069 74,611.423 75,447.612 221,961.504 0.000 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.423934 $1.398636 $1.180347 $1.074824 $1.105111 $0.987696 $0.776468 $1.163516 $1.087357 $1.000000	$1.381772 $1.423934 $1.398636 $1.180347 $1.074824 $1.105111 $0.987696 $0.776468 $1.163516 $1.087357	0.000 0.000 0.000 0.000 0.000 0.000 16,891.467 17,396.153 14,792.760 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146 $0.984669	$1.712501 $1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146	0.000 23,784.223 0.000 0.000 0.000 42,205.980 45,181.906

65

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.435140 $1.273205 $1.234657 $0.993166 $1.061491 $0.924604 $0.698207 $1.220847 $1.318453 $1.000000	$1.415881 $1.435140 $1.273205 $1.234657 $0.993166 $1.061491 $0.924604 $0.698207 $1.220847 $1.318453	0.000 25,435.826 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.842052 $1.625315 $1.235696 $1.070046 $1.070145 $0.936106 $0.727774 $1.170400 $1.128036 $1.000000	$1.826991 $1.842052 $1.625315 $1.235696 $1.070046 $1.070145 $0.936106 $0.727774 $1.170400 $1.128036	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.931728 $1.835991 $1.247738 $1.087977 $1.163697 $0.920003 $0.724654 $1.147339 $1.144130 $1.000000	$2.143364 $1.931728 $1.835991 $1.247738 $1.087977 $1.163697 $0.920003 $0.724654 $1.147339 $1.144130	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.377176 $1.463211 $1.248343 $1.029636 $1.153337 $1.051612 $0.798520 $1.243301 $1.147639 $1.000000	$1.367968 $1.377176 $1.463211 $1.248343 $1.029636 $1.153337 $1.051612 $0.798520 $1.243301 $1.147639	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.498689 $1.442519 $1.491307 $1.397080 $1.324500 $1.244877 $1.080890 $1.120302 $1.036042 $1.000000	$1.497794 $1.498689 $1.442519 $1.491307 $1.397080 $1.324500 $1.244877 $1.080890 $1.120302 $1.036042	0.000 45,117.866 0.000 0.000 0.000 31,807.989 75,483.680 77,402.565 3,329.818 3,340.678
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.112730 $1.997727 $1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327 $1.000000	$2.148035 $2.112730 $1.997727 $1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327	13,355.614 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

66

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.503020 $1.362959 $1.036638 $0.922911 $0.965863 $0.825997 $0.644135 $1.201954 $1.041415 $1.000000	$1.593977 $1.503020 $1.362959 $1.036638 $0.922911 $0.965863 $0.825997 $0.644135 $1.201954 $1.041415	0.000 6,866.577 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.712205 $1.639390 $1.211639 $1.048898 $1.085601 $0.838664 $0.589991 $1.000000	$1.656760 $1.712205 $1.639390 $1.211639 $1.048898 $1.085601 $0.838664 $0.589991	0.000 6,056.287 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.240347 $1.317989 $1.067914 $0.921582 $1.083329 $1.006147 $0.805259 $1.326387 $1.156010 $1.000000	$1.247331 $1.240347 $1.317989 $1.067914 $0.921582 $1.083329 $1.006147 $0.805259 $1.326387 $1.156010	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.931728 $1.955187 $1.415716 $1.307634 $1.412163 $1.062538 $0.666736 $1.250691 $1.028389 $1.000000	$1.829531 $1.931728 $1.955187 $1.415716 $1.307634 $1.412163 $1.062538 $0.666736 $1.250691 $1.028389	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.688608 $1.535309 $1.309842 $1.172367 $1.135313 $1.000000	$1.679633 $1.688608 $1.535309 $1.309842 $1.172367 $1.135313	0.000 0.000 0.000 0.000 0.000 0.000
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.239636 $1.191655 $0.976666 $0.868963 $1.143052 $0.971157 $0.638923 $1.225350 $1.029728 $1.000000	$1.262988 $1.239636 $1.191655 $0.976666 $0.868963 $1.143052 $0.971157 $0.638923 $1.225350 $1.029728	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.544365 $1.377386 $1.037730 $0.920547 $0.918537 $0.806148 $0.611282 $1.072904 $0.959497 $1.000000	$1.668049 $1.544365 $1.377386 $1.037730 $0.920547 $0.918537 $0.806148 $0.611282 $1.072904 $0.959497	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

67

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.630462 $1.442987 $1.061181 $0.916162 $0.959009 $0.879706 $0.646443 $1.082285 $0.959775 $1.000000	$1.793982 $1.630462 $1.442987 $1.061181 $0.916162 $0.959009 $0.879706 $0.646443 $1.082285 $0.959775	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.475128 $1.558471 $1.117797 $1.005526 $1.072543 $0.841723 $0.674874 $1.149079 $1.020413 $1.000000	$1.520147 $1.475128 $1.558471 $1.117797 $1.005526 $1.072543 $0.841723 $0.674874 $1.149079 $1.020413	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.328047 $1.300496 $1.314860 $1.263406 $1.217918 $1.162731 $1.117656 $1.078010 $1.030350 $1.000000	$1.338579 $1.328047 $1.300496 $1.314860 $1.263406 $1.217918 $1.162731 $1.117656 $1.078010 $1.030350	175,671.719 9,343.710 0.000 0.000 0.000 38,251.190 37,713.275 159,525.649 171,763.732 171,763.732
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.412404 $1.510264 $1.197436 $1.010309 $1.195000 $0.964694 $0.694885 $1.225661 $1.158434 $1.000000	$1.483384 $1.412404 $1.510264 $1.197436 $1.010309 $1.195000 $0.964694 $0.694885 $1.225661 $1.158434	16,570.943 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.185612 $1.286621 $1.065564 $0.917712 $1.113296 $1.014799 $0.741206 $1.378026 $1.253621 $1.000000	$1.094865 $1.185612 $1.286621 $1.065564 $0.917712 $1.113296 $1.014799 $0.741206 $1.378026 $1.253621	155,996.003 0.000 0.000 0.000 0.000 20,845.014 22,132.402 26,350.973 59,337.829 59,337.829
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.781702 $1.645577 $1.177335 $0.972754 $1.014817 $0.847587 $0.657242 $1.101815 $1.143778 $1.000000	$1.708200 $1.781702 $1.645577 $1.177335 $0.972754 $1.014817 $0.847587 $0.657242 $1.101815 $1.143778	94,103.950 0.000 0.000 0.000 0.000 1,721.062 1,728.501 0.000 55,891.642 55,891.642

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.115476 $1.122228 $1.127758 $1.126714 $1.130235 $1.126186 $1.113864 $1.079515 $1.036114 $1.000000	$1.110490 $1.115476 $1.122228 $1.127758 $1.126714 $1.130235 $1.126186 $1.113864 $1.079515 $1.036114	0.000 0.000 0.000 0.000 0.000 77,072.827 73,858.656 63,963.875 0.000 0.000
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.597367 $1.551825 $1.081045 $0.906795 $0.957108 $0.747105 $0.594473 $0.949794 $1.112210 $1.000000	$1.502559 $1.597367 $1.551825 $1.081045 $0.906795 $0.957108 $0.747105 $0.594473 $0.949794 $1.112210	67,300.455 77,950.746 84,344.596 74,468.189 0.000 30,127.427 40,051.845 43,100.632 71,803.923 71,803.923
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.846614 $1.644511 $1.236492 $1.115341 $1.116414 $0.981950 $0.741389 $1.141852 $1.070254 $1.000000	$1.770271 $1.846614 $1.644511 $1.236492 $1.115341 $1.116414 $0.981950 $0.741389 $1.141852 $1.070254	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.780576 $1.663717 $1.387287 $1.269093 $1.175842 $1.029745 $0.848793 $1.216854 $1.147410 $1.000000	$1.719366 $1.780576 $1.663717 $1.387287 $1.269093 $1.175842 $1.029745 $0.848793 $1.216854 $1.147410	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.265637 $1.287589 $1.113969 $1.018725 $1.083721 $1.000000	$1.177201 $1.265637 $1.287589 $1.113969 $1.018725 $1.083721	0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.900939 $1.843120 $1.525297 $1.353406 $1.301414 $1.169816 $0.918781 $1.162644 $1.125957 $1.000000	$1.744201 $1.900939 $1.843120 $1.525297 $1.353406 $1.301414 $1.169816 $0.918781 $1.162644 $1.125957	0.000 0.000 0.000 0.000 0.000 0.000 69,729.462 78,504.536 4,785.328 4,800.937
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.334812 $1.285418 $1.322176 $1.293651 $1.232136 $1.180388 $1.130357 $1.092127 $1.035285 $1.000000	$1.331738 $1.334812 $1.285418 $1.322176 $1.293651 $1.232136 $1.180388 $1.130357 $1.092127 $1.035285	0.000 0.000 0.000 0.000 0.000 94,418.802 92,923.527 84,040.824 0.000 0.000

69

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated High Income Bond Fund II Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.822904 $1.788436 $1.684152 $1.479419 $1.417251 $1.244558 $0.820342 $1.116811 $1.087932 $1.000000	$1.762795 $1.822904 $1.788436 $1.684152 $1.479419 $1.417251 $1.244558 $0.820342 $1.116811 $1.087932	69,404.907 67,843.977 65,399.275 37,241.154 0.000 58,063.121 64,881.450 82,872.756 0.000 0.000
Federated Government Money Fund II(2) Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.051845 $1.059818 $1.067800 $1.075873 $1.083890 $1.091963 $1.095180 $1.076066 $1.034941 $1.000000	$1.044074 $1.051845 $1.059818 $1.067800 $1.075873 $1.083890 $1.091963 $1.095180 $1.076066 $1.034941	0.000 0.000 0.000 0.000 0.000 0.000 0.000 284,651.252 0.000 0.000
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.748705 $1.573856 $1.207777 $1.045288 $1.080398 $0.928615 $0.689398 $1.208266 $1.035255 $1.000000	$1.747331 $1.748705 $1.573856 $1.207777 $1.045288 $1.080398 $0.928615 $0.689398 $1.208266 $1.035255	65,429.299 34,622.249 34,729.401 0.000 0.000 37,565.967 43,512.196 50,151.132 0.000 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.839386 $1.743575 $1.289473 $1.131394 $1.275200 $0.997215 $0.717186 $1.193234 $1.039746 $1.000000	$1.800335 $1.839386 $1.743575 $1.289473 $1.131394 $1.275200 $0.997215 $0.717186 $1.193234 $1.039746	0.000 25,487.987 59,665.517 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.732476 $1.634413 $1.261874 $0.998872 $1.103535 $0.877962 $0.561308 $1.157981 $1.103523 $1.000000	$1.668206 $1.732476 $1.634413 $1.261874 $0.998872 $1.103535 $0.877962 $0.561308 $1.157981 $1.103523	0.000 6,725.705 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.089873 $1.166236 $1.174608 $1.013388 $1.315782 $1.141419 $0.708869 $1.694821 $1.189876 $1.000000	$0.905225 $1.089873 $1.166236 $1.174608 $1.013388 $1.315782 $1.141419 $0.708869 $1.694821 $1.189876	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.817004 $1.612810 $1.229308 $1.069041 $1.056604 $0.926366 $0.738117 $1.179230 $1.127446 $1.000000	$1.826321 $1.817004 $1.612810 $1.229308 $1.069041 $1.056604 $0.926366 $0.738117 $1.179230 $1.127446	314,195.734 316,655.705 270,375.736 183,583.472 0.000 65,778.419 130,791.516 80,227.226 39,345.507 39,345.507
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.924266 $1.706701 $1.274375 $1.108637 $1.140160 $0.916259 $0.657625 $1.138758 $1.080976 $1.000000	$1.882530 $1.924266 $1.706701 $1.274375 $1.108637 $1.140160 $0.916259 $0.657625 $1.138758 $1.080976	110,070.496 93,207.701 70,797.200 74,565.882 0.000 0.000 94,621.529 72,300.316 3,397.341 3,408.406
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.730854 $1.340288 $1.319569 $1.131894 $1.051631 $0.826130 $0.644500 $1.034794 $1.250124 $1.000000	$1.756176 $1.730854 $1.340288 $1.319569 $1.131894 $1.051631 $0.826130 $0.644500 $1.034794 $1.250124	10,343.110 11,071.755 0.000 90,029.482 0.000 0.000 0.000 0.000 0.000 0.000
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.122196 $1.203491 $0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202 $1.000000	$1.105289 $1.122196 $1.203491 $0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202	140,324.222 137,035.670 125,437.186 82,666.006 0.000 0.000 25,752.699 0.000 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2014 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.315021 $1.302010 $1.297837 $1.252312 $1.236742 $1.184207 $1.047852 $1.093513 $1.039141 $1.000000	$1.319919 $1.315021 $1.302010 $1.297837 $1.252312 $1.236742 $1.184207 $1.047852 $1.093513 $1.039141	64,703.183 67,978.641 112,987.599 47,493.379 0.000 1,047.901 54,675.752 0.000 0.000 0.000
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.437516 $1.367707 $1.410248 $1.365916 $1.278320 $1.209298 $1.150048 $1.101109 $1.036977 $1.000000	$1.431572 $1.437516 $1.367707 $1.410248 $1.365916 $1.278320 $1.209298 $1.150048 $1.101109 $1.036977	104,432.534 39,278.903 0.000 43,632.705 0.000 1,495.237 103,333.204 190,500.585 175,583.172 175,599.481

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.690404 $1.781528 $1.466801 $1.215709 $1.434574 $1.157012 $0.778257 $1.441430 $1.248623 $1.000000	$1.679437 $1.690404 $1.781528 $1.466801 $1.215709 $1.434574 $1.157012 $0.778257 $1.441430 $1.248623	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Wanger USA Subaccount Inception Date February 2, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.745447 $1.678234 $1.264132 $1.061238 $1.107878 $0.904870 $0.640989 $1.070743 $1.023661 $1.000000	$1.721888 $1.745447 $1.678234 $1.264132 $1.061238 $1.107878 $0.904870 $0.640989 $1.070743 $1.023661	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(1) Formerly known as TA Morgan Stanley Mid-Cap Growth.

(2) Formerly known as Federated Prime Money Fund II.

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APPENDIX C

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The requested withdrawal is equal to (1) multiplied by (2), where:

(1)    is the gross partial withdrawal;

(2)    is the adjustment factor = current death proceeds prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $23,400
Reduction in policy value	= $15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $15,450
Reduction in policy value	= $15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

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APPENDIX D

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

If you elected the Architect Guaranteed Lifetime Withdrawal Benefit identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment choices may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment choices, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Architect Guaranteed Lifetime Withdrawal Benefit. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment choices available under the Architect Guaranteed Lifetime Withdrawal Benefit that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You also are limited in the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1⁄2.

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Example.  Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued.  Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
•	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Policy Value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount.  You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income

75

benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies:  If the plan participant (generally the annuitant) is at least 70  1⁄2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

●	the maximum annual withdrawal amount described above; or
●	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) take withdrawals under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

●	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
●	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
●	If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.
●	Excess withdrawals may cause you to lose the benefit of the rider.
●	All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage.  We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
≥ 95	7.5%

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Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base.  We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

●	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.
●	Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments.  Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices.  If you elect the Architect GLWB, you must allocate 100% of your Policy Value to one or more of the following “designated investment choices:”

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Government Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard - Short-Term Investment - Grade Portfolio

Vanguard - Total Bond Market Index Portfolio

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated High Income Bond Fund II

Federated Managed Tail Risk Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

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TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Managed Risk – Balanced ETF – Initial Class

TA Managed Risk – Growth ETF – Initial Class

TA WMC US Growth – Initial Class

Vanguard - Equity Index Portfolio

Vanguard - International Portfolio

Vanguard - Mid-Cap Index Portfolio

Vanguard - REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the “designated investment choices.” However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your Policy Value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated choice.

Maximum Equity Percentage.  You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing.  While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

●	you discontinue monthly asset rebalancing;
●	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
●	you make a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades.  As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is

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elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

●	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
●	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization.  If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

●	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
●	a former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●	for purposes of the rider, the annuitant’s spouse cannot be changed.
●	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note:  Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

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Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

●	the annuitant is not yet age 86 (or younger if required by state law);
●	the annuitant is also an owner (except in the case of non-natural owners);
●	there are no more than two owners; and
●	if the joint life option is elected, the annuitant’s spouse is not yet age 86 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest

of the following:

●	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
●	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
●	discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;
●	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
●	termination of your policy.

Please note:  This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base.  Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before to the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

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Example 1 (“Non-Excess” Withdrawal):
Assumptions:
You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No.  There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.
Example 2 (“Excess” Withdrawal): Assumptions:
You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.
TWB at rider issue = $100,000 TWB at time withdrawals begin = $100,000 4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)
WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes.  $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

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New total withdrawal base:

Step One.   The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two.   Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three.   Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

        $6,432.75 pro rata amount.

Step Four.   What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

        $100,000 - $6,432.75 = $93,567.25

Result.  The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One.   What is the new maximum annual withdrawal amount?

        $93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.  Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

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TFLIC SEPARATE ACCOUNT VNY

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® NY VARIABLE ANNUITY

Offered by

Transamerica Financial Life Insurance Company

(A New York Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® NY Variable Annuity policy (the “Policy”) offered by Transamerica Financial Life Insurance Company (the “Company” or “TFLIC”). You may obtain a copy of the Prospectus dated May 1, 2016, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2016

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. 800-525-6205

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the Policy.

Business Day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Good Order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Nonqualified Policy – A Policy other than a qualified policy.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual Policy.

Policy – The individual Policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium Payments; minus
•	partial withdrawals; plus or minus
•	accumulated gains or losses in the separate account; minus
•	services charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

Premium Payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

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Separate Account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each Policy Anniversary for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the Owner to succeed to ownership of the Policy in the event of the death of the Owner who is not the Annuitant before the annuity commencement date.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of TFLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TFLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor (contingent) owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TFLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor (contingent) owner is named in a written notice received by TFLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, TFLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the policy value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between TFLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of TFLIC.

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MISSTATEMENT OF AGE OR GENDER

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TFLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TFLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TFLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TFLIC is not responsible for the validity of any assignment. No assignment will be recognized until TFLIC receives, in good order at the Administrative Office, the appropriate TFLIC form notifying TFLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TFLIC shall not be liable as to any payment or other settlement made by TFLIC before receipt of the appropriate TFLIC form.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

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The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)	=	the Annuity Unit Value for the immediately preceding Business Day;

(b)	=	the Net Investment Factor for the day;

(c)	=	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a)	=	any increase or decrease in the value of the Subaccount attributable to investment results;

(b)	=	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by TFLIC of the value of the Subaccount;
(c)	=	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

The Annuity Tables contained in the Policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate..

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per Policy Year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TFLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Government Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)[6]-1]
cd

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Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TFLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

[P]	equals a hypothetical initial Premium Payment of $1,000;
[T]	equals an average annual total return;
[n]	equals the number of years; and
[ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

There are no average annual total returns for periods from inception of the subaccounts to December 31, 2005 because the subaccounts had not commenced operations as of December 31, 2005

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TFLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

8

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TFLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any Premium Taxes (if any), which, if included, would reduce the percentages reported.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TFLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TFLIC. The assets are kept physically segregated and held separate and apart from TFLIC’s general account assets. The general account contains all of the assets of TFLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

9

STATE REGULATION OF TFLIC

TFLIC is a stock life insurance company organized under the laws of New York, and is subject to regulation by the New York Department of Insurance. An annual statement is filed with the New York Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TFLIC as of December 31st of the preceding calendar year. Periodically, the New York Commissioner of Insurance examines the financial condition of TFLIC, including the liabilities and reserves of the Separate Account the operations of TFLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TFLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TFLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, TFLIC will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TFLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI, like TFLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through fee-only advisors who are not paid a commission. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. During fiscal year 2015, 2014 and 2013, TCI paid no amounts in commissions in connection with the sale of the Policies.

ADMINISTRATIVE SERVICES CONTRACT

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2013, 2014, and 2015 we paid Low Load $534.52, $811.44 and $832.82 respectively, in connection with this contract.

10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the TFLIC Separate Account VNY as of December 31, 2015 and for the years ended December 31, 2015 and 2014, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2015 and 2014 and for the two years ended December 31, 2015 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

The statutory-basis statement of operations, changes in capital and surplus and cash flow of Transamerica Financial Life Insurance Company for the year ended December 31, 2013, appearing here in, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY Policy Owners as of December 31, 2015, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2015, and 2014, and for each of the three years in the period ended December 31, 2015, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY Policy Owners and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

11

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2015, 2014 and 2013

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2015, 2014, and 2013

[PricewaterhouseCoopers LLP]

Independent Auditor’s Report

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance as of December 31, 2015 and 2014 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2015 and 2014 and for the years then ended. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 26, 2016

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the statement of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2013, and the related notes to the financial statements. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the results of operations or cash flows of Transamerica Financial Life Insurance Company for the year ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Transamerica Financial Life Insurance Company for the year ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$319,700	$261,996
Bonds	6,851,692	7,325,731
Preferred stocks	3,269	3,730
Common stocks:
Affiliated entities (cost: 2015 - $4,227; 2014 - $4,249)	3,573	3,888
Unaffiliated entities (cost: 2015 - $134; 2014 - $201)	124	332
Mortgage loans on real estate	950,309	730,305
Policy loans	119,525	116,393
Receivables for securities	1,328	—
Securities lending reinvested collateral assets	433,653	471,292
Derivatives	63,966	49,056
Receivables for derivatives cash collateral posted to counterparty	12,353	158
Other invested assets	192,035	71,857

Total cash and invested assets	8,951,527	9,034,738

Due and accrued investment income	86,000	86,164
Premiums deferred and uncollected	16,461	12,966
Current federal income tax recoverable	12,143	4,439
Net deferred income tax asset	54,458	49,413
Reinsurance receivable	18,233	12,419
Accounts receivable	17,300	54,117
Other admitted assets	9,582	9,701
Separate account assets	22,369,554	21,835,303
Estimated premium tax offset on the provision for future guarantee fund assessments	19	20

Total admitted assets	$31,535,277	$31,099,280

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2015	2014
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,116,951	$1,155,400
Annuity	5,775,613	5,953,030
Accident and health	152,756	134,558
Policy and contract claim reserves:
Life	17,125	14,457
Annuity	937	567
Accident and health	32,821	20,505
Liability for deposit-type contracts	59,701	62,204
Other policyholders’ funds	1,478	1,260
Remittances and items not allocated	144,319	278,068
Payable for derivative cash collateral	28,953	9,127
Asset valuation reserve	117,572	112,003
Interest maintenance reserve	68,341	80,297
Reinsurance in unauthorized reinsurers	2,956	488
Commissions and expense allowances payable on reinsurance assumed	12,327	9,760
Payable to parent, subsidiaries and affiliates	26,231	20,647
Payable for securities	79,477	1
Payable for securities lending	433,653	471,292
Borrowed money	31,526	75,038
Transfers from separate accounts due or accrued	(195,550)	(171,852)
Amounts withheld or retained	12,336	9,361
Derivatives	46,478	39,649
Deferred gain on assumption of reinsurance transaction	10,709	13,134
Taxes, licenses and fees due or accrued	2,034	3,028
Other liabilities	19,595	14,266
Separate account liabilities	22,369,552	21,835,295

Total liabilities	30,367,891	30,141,583

Capital and surplus:
Common stock, $125 per share par value, 17,142 shares authorized, issued and outstanding	2,143	2,143
Preferred stock, $10 per share par value, 45,981 shares authorized, issued and outstanding	460	460
Surplus notes	150,000	150,000
Paid-in surplus	933,659	933,659
Special surplus	8,653	8,759
Unassigned surplus	72,471	(137,324)

Total capital and surplus	1,167,386	957,697

Total liabilities and capital and surplus	$31,535,277	$31,099,280

See accompanying notes

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$163,715	$145,665	$142,076
Annuity	5,524,045	5,180,015	5,023,268
Accident and health	125,234	113,966	83,115
Net investment income	401,084	410,350	414,751
Amortization of interest maintenance reserve	14,464	16,342	17,956
Commissions and expense allowances on reinsurance ceded	76,294	50,250	61,037
Income from fees associated with investment management, administration and contract guarantees for separate accounts	178,533	168,948	150,472
Consideration on reinsurance transaction	—	820	770
Income from fees associated with investment management and administration for general account	60,118	38,954	32,592
Other income	37,333	33,990	36,433

	6,580,820	6,159,300	5,962,470

Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	150,930	125,841	115,224
Annuity benefits	127,894	124,851	124,103
Surrender benefits	5,009,782	5,462,477	4,309,760
Other benefits	9,958	10,037	9,518
Increase (decrease) in aggregate reserves for policies and contracts:
Life	67,393	304,220	74,181
Annuity	(282,017)	(456,213)	(440,889)
Accident and health	15,812	3,482	5,530

	5,099,752	5,574,695	4,197,427
Insurance expenses:
Commissions	185,806	183,813	163,056
General insurance expenses	148,335	152,242	127,477
Taxes, licenses and fees	13,337	10,334	7,504
Net transfers to separate accounts	783,118	101,563	1,129,708
Experience refunds	100	567	450
Interest on surplus notes	9,375	9,375	9,375
Other benefits	(4,328)	(3,819)	(3,347)

	1,135,743	454,075	1,434,223

Total benefits and expenses	6,235,495	6,028,770	5,631,650

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	$345,325	$130,530	$330,820

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Gain from operations before federal income tax expense and net realized capital losses on investments	$345,325	$130,530	$330,820
Federal income tax expense	54,965	73,027	16,757

Gain from operations before net realized capital losses on investments	290,360	57,503	314,063
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(30,484)	(33,574)	(69,025)

Net income	$259,876	$23,929	$245,038

See accompanying notes

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

			Aggregate
			Write-ins
			for Other					Total
	Common	Preferred	than Special	Surplus	Paid-in	Special	Unassigned	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Deficit	Surplus
Balance at January 1, 2013	$2,143	$460	$—	$150,000	$933,659	$6,660	$(178,783)	$914,139
Net Income	—	—	—	—	—	1,425	243,613	245,038
Change in net unrealized capital gains losses, net of tax	—	—	—	—	—	—	(44,463)	(44,463)
Change in nonadmitted assets							(10,887)	(10,887)
Change in asset valuation reserve	—	—	—	—	—	—	(12,132)	(12,132)
unauthorized companies	—	—	—	—	—	—	30	30
Other changes in surplus in separate statement	—	—	—	—	—	—	2	2
Change in net deferred income tax asset	—	—	—	—	—	—	(44,355)	(44,355)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(14,664)	(14,664)
Correction of error-asset valuation	—	—	—	—	—	—	(5,080)	(5,080)

Balance at December 31, 2013	$2,143	$460	$—	$150,000	$933,659	$8,085	$(66,719)	$1,027,628
Net income	—	—	—	—	—	674	23,255	23,929
Change in net unrealized capital gains losses, net of tax	—	—	—	—	—	—	41,844	41,844
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	36	36
Change in nonadmitted assets	—	—	—	—	—	—	(44,910)	(44,910)
Change in asset valuation reserve	—	—	—	—	—	—	24,045	24,045
Surplus withdrawn from separate account	—	—	—	—	—	—	(1)	(1)
Change in net deferred income tax asset	—	—	—	—	—	—	42,825	42,825
Change in surplus as result of reinsurance	—	—	—	—	—	—	(8,281)	(8,281)
Dividends to stockholders	—	—	—	—	—	—	(150,000)	(150,000)
Change in reserve on account of change valuation basis	—	—	—	—	—	—	582	582

Balance at December 31, 2014	$2,143	$460	$—	$150,000	$933,659	$8,759	$(137,324)	$957,697

See accompanying notes

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

			Aggregate
			Write-ins
			for Other				Unassigned	Total
	Common	Preferred	than Special	Surplus	Paid-in	Special	(Deficit)	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus	Surplus
Balance at December 31, 2014	$2,143	$460	$—	$150,000	$933,659	$8,759	$(137,324)	$957,697
Net income	—	—	—	—	—	(106)	259,982	259,876
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	2,413	2,413
Change in net deferred income tax asset	—	—	—	—	—	—	(22,410)	(22,410)
Change in other nonadmitted assets	—	—	—	—	—	—	13,526	13,526
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	(2,468)	(2,468)
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	(1,142)	(1,142)
Change in asset valuation reserve	—	—	—	—	—	—	(5,569)	(5,569)
Change in surplus in separate accounts	—	—	—	—	—	—	(2)	(2)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(34,253)	(34,253)
Cumulative effect of changes in accounting principles	—	—	—	—	—	—	(282)	(282)

Balance at December 31, 2015	$2,143	$460	$—	$150,000	$933,659	$8,653	$72,471	$1,167,386

See accompanying notes

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Operating activities
Premiums collected, net of reinsurance	$5,809,547	$5,437,362	$5,249,674
Net investment income received	408,238	421,203	421,022
Miscellaneous income	315,661	287,549	271,538
Benefit and loss related payments	(5,288,477)	(5,724,166)	(4,555,530)
Net transfers to separate accounts	(806,817)	(141,346)	(1,148,784)
Commissions, expenses paid and aggregate write-ins for deductions	(352,330)	(355,492)	(349,590)
Federal income taxes paid	(66,187)	(88,377)	(50,334)

Net cash provided by (used in) operating activities	19,635	(163,267)	(162,004)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,273,822	1,517,656	1,393,329
Common stocks	22	2,000	4,196
Preferred stocks	1,538	—	1,002
Mortgage loans	146,025	118,566	130,224
Other invested assets	43,477	29,682	12,460
Payable for securities	79,476	—	—
Securities lending reinvested collateral assets	37,639	—	—
Miscellaneous proceeds	1,752	6,006	1,444

Total investment proceeds	2,583,751	1,673,910	1,542,655

Costs of investments acquired:
Bonds	(1,819,135)	(1,126,261)	(1,599,874)
Common stocks	—	(100)	(187)
Preferred stocks	—	(2,024)	(1,245)
Mortgage loans	(365,923)	(297,607)	(137,041)
Other invested assets	(167,119)	(6,139)	(16,237)
Securities lending reinvested collateral assets	—	(40,614)	(172,535)
Miscellaneous applications	(33,830)	(25,971)	(69,054)

Total cost of investments acquired	(2,386,007)	(1,498,716)	(1,996,173)
Net increase in policy loans	(3,132)	(2,180)	(1,041)

Net cost of investments acquired	(2,389,139)	(1,500,896)	(1,997,214)

Net cash provided by (used in) investing activities	194,612	173,014	(454,559)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(1,266)	$(869)	$(525)
Net change in:
Borrowed funds	(43,385)	54,845	(47,219)
Funds withheld under reinsurance treaties with unauthorized reinsurers	—	(347)	147
Receivable from parent, subsidiaries and affiliates	—	—	87,032
Payable to parent, subsidiaries and affiliates	5,583	20,137	365
Payable for securities lending	(37,639)	40,614	172,535
Other cash (used) provided	(79,836)	140,854	(55,107)
Dividends paid to stockholders	—	(150,000)	—

Net cash (used in) provided by financing and miscellaneous activities	(156,543)	105,234	157,228

Net increase (decrease) in cash, cash equivalents and short-term investments	57,704	114,981	(459,335)

Cash, cash equivalents and short-term investments:
Beginning of year	261,996	147,015	606,350

End of year	$319,700	$261,996	$147,015

See accompanying notes

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) and minority owned by Transamerica Life Insurance Company (TLIC). Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

All outstanding shares of the Company are owned by TA Corp (87.9%), a holding company domiciled in the State of Delaware and TLIC (12.1%), an insurance company domiciled in the State of Iowa. On December 31, 2015, AEGON USA, LLC merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly-owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company. As a result of the merger, TALICNY’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, TA Corp received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, TA Corp received 676 shares of the Company’s common stock and 1,806 shares of the Company’s preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Summarized audited financial information for the Company and TALICNY presented separately for periods prior to the merger is as follows:

	Six Months Ended June 30 2014	Year Ended December 31 2013
	Unaudited
Revenues:
Company	$3,123,469	$5,940,044
TALICNY	11,188	22,426
Merger Reclassification	—	—

	$3,134,657	$5,962,470

Net income:
Company	$67,834	$226,143
TALICNY	4,077	18,895
Merger Reclassification	—	—

	$71,911	$245,038

	June 30 2014	December 31 2013
	Unaudited
Assets:
Company	$30,565,929	$29,402,391
TALICNY	760,664	774,375
Merger Reclassification	—	601

	$31,326,593	$30,177,367

Liabilities:
Company	$29,536,446	$28,467,814
TALICNY	664,467	681,925
Merger Reclassification	—	—

	$30,200,913	$29,149,739

Capital and surplus:
Company	$1,029,483	$934,577
TALICNY	96,197	92,450
Merger Reclassification	—	601

	$1,125,680	$1,027,628

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Subsidiaries: Investments in subsidiaries, controlled and affiliated companies (SCA) companies are state in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)	$3,146
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$5,422

The financial statements for these entities are not audited. Instead, under the look-through approach, the Company is using the value of the underlying investments owned by these entities, limited to those investments for which audited financial statements are

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

obtained. All liabilities, commitments, contingencies, guarantees or obligations of these entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 2 and REAP 4 HR, if not already recorded in their financial statements.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2015 and 2014, the Company excluded investment income due and accrued of $410 and $546, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,948,619, $4,687,960 and $4,481,938 in 2015, 2014 and 2013, respectively. In addition, the Company received $178,533, $168,948, and $150,473 in 2015, 2014 and 2013, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$74,428	$34,235	$40,193
2014 and prior	43,111	(7,098)	28,230	7,783

	43,111	$67,330	$62,465	47,976

Active life reserve	111,952			137,601

Total accident and health
reserves	$155,063			$185,577

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2014
2014	$—	$66,785	$33,016	$33,769
2013 and prior	34,213	(3,470)	21,401	9,342

	34,213	$63,315	$54,417	43,111

Active life reserve	108,146			111,952

Total accident and health reserves	$142,359			$155,063

The Company’s unpaid claims reserve was decreased by $7,098 and $3,470 for the years ended December 31, 2015 and 2014, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2015 and 2014 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $696 and $740, respectively. The Company incurred $1,268 and paid $1,312 of claim adjustment expenses during 2015, of which $657 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,821 and paid $1,821 of claim adjustment expenses during 2014, of which $919 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2015 or 2014.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Recent Accounting Pronouncements

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance did not impact the financial position and results of operations of the Company.

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the Company’s results of operations or financial position.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of this revision did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by TA Corp.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $918 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were decreases in the deferred premium asset of $274 and the uncollected premium asset of $7. These amounts were charged to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in life reserves of $2,386 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

During 2015, the Company identified simplifications and mapping errors in some of the valuation mortality tables used for the calculation of reinsurance reserve credits on certain universal life policies. The change in valuation process resulted in a decrease to reserves of $325 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100 - Fair Value

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).    The levels of the fair value hierarchy are as follows:

Level 1	-	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	-	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

		a)	Quoted prices for similar assets or liabilities in active markets

		b)	Quoted prices for identical or similar assets or liabilities in non-active markets

		c)	Inputs other than quoted market prices that are observable

		d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	-	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2015 and 2014, respectively:

	December 31 2015
						Not
						Practicable
	Estimated	Admitted				(Carrying
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$171,797	$171,797	$—	$171,797	$—	$—
Short-term notes receivable from affiliates	175,000	175,000	—	175,000	—	—
Bonds	7,076,222	6,851,692	683,277	6,206,728	186,217	—
Preferred stocks, other than affiliates	3,340	3,269	—	3,340	—	—
Common stocks, other than affiliates	124	124	124	—	—	—
Mortgage loans on real estate	960,243	950,309	—	—	960,243	—
Other invested assets	23,822	20,905	—	23,379	443	—
Interest rate swaps	51,173	51,173	—	47,855	3,318	—
Currency swaps	1,734	1,817	—	1,734	—	—
Credit default swaps	7,753	5,704	—	7,753	—	—
Equity swaps	5,272	5,272	—	5,272	—	—
Policy loans	119,525	119,525	—	119,525	—	—
Securities lending reinvested collateral	433,646	433,653	—	433,646	—	—
Separate account assets	22,336,195	22,366,990	14,045,139	8,290,423	633	—

Liabilities
Investment contract liabilities	5,231,355	5,142,489	—	2,072	5,229,283	—
Interest rate swaps	28,933	40,826	—	28,933	—	—
Credit default swaps	61	4,473	—	61	—	—
Equity swaps	1,179	1,179	—	1,179	—	—
Payable to parent, subsidiaries and affiliates	26,231	26,231	—	26,231	—	—
Separate account annuity liabilities	21,855,736	21,855,772	—	15,793,441	6,062,295	—
Surplus notes	174,579	150,000	—	174,579	—	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2014
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$232,357	$232,357	$—	$232,357	$—	$—
Bonds	7,865,779	7,325,731	836,240	6,869,575	159,964	—
Preferred stocks, other than affiliates	4,889	3,730	—	4,889	—	—
Common stocks, other than affiliates	332	332	332	—	—	—
Mortgage loans on real estate	757,492	730,305	—	—	757,492	—
Other invested assets	29,129	25,324	—	28,338	791	—
Interest rate swaps	39,431	39,431	—	39,431	—	—
Currency swaps	838	1,140	—	838	—	—
Credit default swaps	10,358	7,404	—	10,358	—	—
Equity swaps	1,081	1,081	—	1,081	—	—
Policy loans	116,393	116,393	—	116,393	—	—
Securities lending reinvested collateral	471,274	471,292	—	471,274	—	—
Separate account assets	21,856,256	21,835,310	13,108,945	8,739,762	7,549	—

Liabilities
Investment contract liabilities	5,347,768	5,301,532	—	1,320	5,346,448	—
Interest rate swaps	24,119	32,052	—	24,119	—	—
Currency swaps	11	11	—	11	—	—
Credit default swaps	(4,234)	4,224	—	(4,234)	—	—
Equity Swaps	3,363	3,363	—	3,363	—	—
Payable to parent, subsidiaries and affiliates	20,647	20,647	—	20,647	—	—
Separate account annuity liabilities	21,344,793	21,337,665	—	15,146,697	6,198,099	—
Surplus notes	171,785	150,000	—	171,785	—	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$394	$1,630	2,024

Total bonds	—	394	1,630	2,024
Common stock
Industrial and miscellaneous	124	—	—	124

Total common stock	124	—	—	124
Short-term investments and cash equivalents Government	—	1	—	1
Industrial and miscellaneous	—	44,097	—	44,097
Money market mutual fund	—	112,007	—	112,007
Sweep accounts	—	15,692	—	15,692

Total short-term	—	171,797	—	171,797
Securities lending reinvested collateral	—	290,629	—	290,629
Derivative assets	—	53,127	3,318	56,445
Separate account assets	14,026,711	2,211,504	—	16,238,215

Total assets at fair value	$14,026,835	$2,727,451	$4,948	$16,759,234

Liabilities:
Derivative liabilities	$—	$34,605	$—	$34,605

Total liabilites at fair value	$—	$34,605	$—	$34,605

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Industrial and miscellaneous	$—	$—	$8,435	$8,435

Total bonds	—	—	8,435	8,435
Common stock
Industrial and miscellaneous	332	—	—	332

Total common stock	332	—	—	332
Short-term investments and cash equivalents
Government	—	1	—	1
Industrial and miscellaneous	—	144,581	—	144,581
Money market mutual fund	—	80,079	—	80,079
Sweep accounts	—	7,696	—	7,696

Total short-term	—	232,357	—	232,357
Securities lending reinvested collateral	—	356,994	—	356,994
Derivative assets	—	41,350	—	41,350
Separate account assets	13,108,945	2,414,079	—	15,523,024

Total assets at fair value	$13,109,277	$3,044,780	$8,435	$16,162,492

Liabilities:
Derivative liabilities	$—	$27,493	$—	$27,493

Total liabilites at fair value	$—	$27,493	$—	$27,493

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize significant inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third-party pricing services or are valued and classified in the same way as general account assets (described above).

During 2015 and 2014, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2015 and 2014:

	Balance at January 1, 2015	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$349	$—	$—	$(62)	$48
Other	8,086	—	5,838	(383)	142
Derivatives	—	—	—	—	—

Total	$8,435	$—	$5,838	$(445)	$190

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2015
Bonds
RMBS	$—	$—	$—	$—	$335
Other	—	—	—	712	1,295
Derivatives	3,318	—	—	—	3,318

Total	$3,318	$—	$—	$712	$4,948

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Balance at January 1, 2014	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$427	$—	$—	$23	$(101)
Other	9,287	3,278	—	(1,515)	(261)

Total	$9,714	$3,278	$—	$(1,492)	$(362)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2014
Bonds
RMBS	$—	$—	$—	$—	$349
Other	—	—	—	2,703	8,086

Total	$—	$—	$—	$2,703	$8,435

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers out for bonds were the results of securities being carried at fair value at December 31, 2014, subsequently changing to being carried at amortized cost during 2015.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2013, subsequently changing to being carried at fair value during 2014.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$590,717	$77,946	$2,029	$5,365	$661,268
State, municipal and other government	124,262	8,764	462	3,547	129,017
Hybrid securities	97,931	1,868	13,727	3,438	82,634
Industrial and miscellaneous	4,682,570	238,251	56,816	68,292	4,795,714
Mortgage and other asset-backed securities	1,356,212	63,921	8,142	4,402	1,407,589

	6,851,692	390,750	81,176	85,044	7,076,222
Unaffiliated preferred stocks	3,269	138	—	68	3,340

	$6,854,961	$390,888	$81,176	$85,112	$7,079,562

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$717,653	$114,442	$2,450	$703	$828,942
State, municipal and other government	136,587	11,466	9,136	122	138,795
Hybrid securities	99,959	6,050	5,979	795	99,235
Industrial and miscellaneous	4,969,699	388,556	15,749	23,746	5,318,760
Mortgage and other asset-backed securities	1,401,833	89,265	10,199	852	1,480,047

	7,325,731	609,779	43,513	26,218	7,865,779
Unaffiliated preferred stocks	3,730	1,159	—	—	4,889

	$7,329,461	$610,938	$43,513	$26,218	$7,870,668

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 115 and 125 securities with a carrying amount of $600,374 and $707,205 and an unrealized loss of $81,176 and $43,513 with an average price of 86.5 and 93.9 (fair value/amortized cost). Of this portfolio, 77.25% and 90.89% were investment grade with associated unrealized losses of $49,579 and $28,814, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 396 and 150 securities with a carrying amount of $1,852,998 and $671,249 and an unrealized loss of $85,112 and $26,218 with an average price of 95.4 and 96.1 (fair value/amortized cost). Of this portfolio, 86.48% and 70.75% were investment grade with associated unrealized losses of $52,689 and $13,140, respectively.

At December 31, 2015 and 2014, the Company did not hold any common stocks that had been in continuous loss position for greater than or equal to twelve months.

At December 31, 2015, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 security with a cost of $134 and an unrealized loss of $10 with an average price of 92.9 (fair value/cost). At December 31, 2014, the Company did not hold any common stocks that had been in a continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2015 and 2014 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$97,431	$97,938	$195,369
State, municipal and other government	3,306	34,287	37,593
Hybrid securities	35,431	20,666	56,097
Industrial and miscellaneous	249,044	1,244,210	1,493,254
Mortgage and other asset-backed securities	133,986	368,829	502,815

	$519,198	$1,765,930	$2,285,128

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2014

Unaffiliated bonds:
United States Government and agencies	$145,124	$58,874	$203,998
State, municipal and other government	7,312	873	8,185
Hybrid securities	19,625	22,758	42,383
Industrial and miscellaneous	295,244	484,039	779,283
Mortgage and other asset-backed securities	196,386	78,489	274,875

	$663,691	$645,033	$1,308,724

The carrying amount and estimated fair value of bonds at December 31, 2015, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$179,070	$181,173
Due after one year through five years	2,219,761	2,307,553
Due after five years through ten years	1,488,269	1,472,485
Due after ten years	1,608,380	1,707,422

	5,495,480	5,668,633
Mortgage and other asset-backed securities	1,356,212	1,407,589

	$6,851,692	$7,076,222

The following structured notes were held at December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$1,462	$1,397	$1,463	NO
912810QV3	39,979	37,504	42,153	NO
912810RA8	49,933	52,729	51,700	NO
912810RL4	9,957	9,810	10,042	NO
912810RL4	14,936	14,715	15,063	NO

Total	$116,267	$116,155	$120,421

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Energy Sector

At December 31, 2015, the Company’s Energy sector portfolio had investments in an unrealized loss position which had a fair value of $259,503 and a carrying value of $307,423, resulting in a gross unrealized loss of $47,920. The Energy Industry sector encompasses various sub-sectors including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. The majority of the gross unrealized loss relates to midstream processing and transport, independent oil and gas producers, as well as oil field services and drilling.

Falling oil prices, and continued low natural gas prices, have reduced cash flow for upstream oil and gas producers. Oil field service and drilling companies have been pressured by the prospect of margin pressure resulting from new capacity additions and the prospect of lower capital spending by their upstream client base. Commodity price pressure stems from strong non-Organization of the Petroleum Countries (OPEC) supply growth, softening global demand, and shifting OPEC policy. Companies have responded with capital spending and cost reduction programs, but cash flow and credit metrics continue to weaken. Some issuers have also initiated debt exchange offers that have put additional pressure on security pricing. Midstream processing and transport companies have begun to be impacted by weaker volume growth, higher capital costs, counterparty concerns, and in some cases, commodity price exposure. Refiners have seen positive near term impacts from lower feedstock costs and stronger demand.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be other-than-temporarily impaired as of December 31, 2015.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2015 and 2014.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$13,287	$890	$12,397	$11,082
2nd quarter present value of cash flows expected to be less than the amortized cost basis	14,183	1,751	12,433	11,025
3rd quarter present value of cash flows expected to be less than the amortized cost basis	1,356	631	724	664
4th quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—

Aggregate total	$28,826	$3,272	$25,554	$22,771

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$12,087	$1,432	$10,655	$10,663
2nd quarter present value of cash flows expected to be less than the amortized cost basis	4,546	48	4,498	4,187
3rd quarter present value of cash flows expected to be less than the amortized cost basis	28,210	308	27,902	26,600
4th quarter present value of cash flows expected to be less than the amortized cost basis	16,062	2,099	13,963	12,937

Aggregate total	$60,905	$3,887	$57,018	$54,387

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$33,255	$937	$32,318	$26,145
2nd quarter present value of cash flows expected to be less than the amortized cost basis	12,311	571	11,740	11,175
3rd quarter present value of cash flows expected to be less than the amortized cost basis	16,824	1,426	15,398	12,815
4th quarter present value of cash flows expected to be less than the amortized cost basis	30,853	1,080	29,773	27,584

Aggregate total	$93,243	$4,014	$89,229	$77,719

The following loan-backed and structured securities were held at December 31, 2015, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which OTTI Occurred
52522QAM4	$10,293	$10,149	$144	$10,149	$9,027	1Q 2015
81744FDQ7	696	485	211	485	514	1Q 2015
81744FFD4	267	115	152	115	155	1Q 2015
20404#AB2	487	402	85	402	346	1Q 2015
20404#AE6	544	452	92	452	388	1Q 2015
20404@AB4	1,000	794	206	794	652	1Q 2015
52522QAM4	9,923	9,898	26	9,898	8,810	2Q 2015
75970QAH3	565	562	3	562	559	2Q 2015
22545DAH0	2,280	727	1,553	727	727	2Q 2015
81744FFC6	1,415	1,246	169	1,246	929	2Q 2015
65536PAA8	174	172	1	172	132	3Q 2015
75970QAH3	553	552	1	552	532	3Q 2015
22545DAH0	629	—	629	—	—	3Q 2015

			$3,272

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2015 and 2014 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$8,971	$4,402
The aggregate related fair value of securities with unrealized losses	135,616	368,829

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$11,123	$1,274
The aggregate related fair value of securities with unrealized losses	198,476	84,835

Detail of net investment income is presented below:

	Year Ended December 31
	2015	2014	2013
Income:
Bonds	$333,020	$358,641	$364,956
Preferred stocks	198	194	123
Mortgage loans on real estate	37,235	37,297	32,624
Policy loans	7,211	7,107	6,616
Cash, cash equivalents and short-term investments	479	244	448
Derivatives	18,678	17,636	18,516
Other invested assets	2,183	3,742	2,873
Other	19,310	38	1,953

Gross investment income	418,314	424,899	428,109
Less investment expenses	17,230	14,549	13,358

Net investment income	$401,084	$410,350	$414,751

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2015	2014	2013
Proceeds	$1,835,590	$1,024,169	$1,151,870

Gross realized gains	$26,268	$12,628	$17,005
Gross realized losses	(31,950)	(15,724)	(6,930)

Net realized capital (losses) gains	$(5,682)	$(3,096)	$10,075

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2015, 2014 and 2013 of $8,067, $3,999 and $4,299, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2015	2014	2013
Bonds	$(14,825)	$(7,095)	$5,885
Preferred stocks	1,077	—	(110)
Common stocks	(68)	522	74
Mortgage loans on real estate	21	—	(123)
Cash, cash equivalents and short-term investments	(11)	1	3
Derivatives	(18,751)	(25,808)	(66,787)
Other invested assets	8,099	7,828	4,140

	(24,458)	(24,552)	(56,918)
Federal income tax effect	(3,518)	(5,405)	(4,412)
Transfer to interest maintenance reserve	(2,507)	(3,617)	(7,695)

Net realized capital losses on investments	$(30,483)	$(33,574)	$(69,025)

At December 31, 2015 and 2014, the Company had no recorded investment in restructured securities. The capital gains (losses) taken as a direct result of restructures in 2015, 2014 and 2013 were $0, $0 and $(16), respectively. The Company often has other-than-temporarily impaired a security prior to the restructure date. These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2015	2014	2013
Bonds	$(2,493)	$7,613	$1,542
Common stocks	(140)	(208)	(825)
Affiliated entities	(294)	(366)	(754)
Derivatives	9,972	40,517	(67,633)
Other invested assets	(8,190)	(4,548)	(330)

Change in unrealized capital gains (losses), before taxes	(1,145)	43,008	(68,000)
Taxes on unrealized capital gains (losses)	(3,558)	1,124	23,536

Change in unrealized capital gains (losses), net of tax	$2,413	$41,884	$(44,464)

The credit quality of mortgage loans by type of property for the year ended December 31, 2015 was as follows:

	Farm	Commercial	Total
AAA - AA	$—	$388,986	$388,986
A	7,828	508,951	516,779
BBB	2,572	39,235	41,807
BB	—	2,736	2,736

	$10,400	$939,908	$950,308

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2015, the Company issued mortgage loans with a maximum interest rate of 5.30% and a minimum interest rate of 3.51% for commercial loans. During 2014, the Company issued mortgage loans with a maximum interest rate of 8.00% and a minimum interest rate of 3.48% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 73.00%. The maximum percentage of any one

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 76.00%. During 2015 and 2014, the Company did not reduce the interest rate on any outstanding mortgage loan.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
(a) Current	$7,828	$—	$—	$—	$937,916	$1,992	$947,736
(b) 30-59 Days Past Due	2,572	—	—	—	—	—	2,572
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Recorded Investment (All)
(a) Current	$8,238	$—	$—	$—	$717,168	$2,247	$727,653
(b) 30-59 Days Past Due	2,652	—	—	—	—	—	2,652
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

The Company did not have any impaired loans at December 31, 2015 or 2014. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2015, 2014 or 2013.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2015, 2014 or 2013. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2015, 2014 or 2013.

During 2015 and 2014, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2015 and 2014, the Company held a mortgage loan loss reserve in the AVR of $9,171 and $6,067, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2015	2014		2015	2014
South Atlantic	24%	19%	Apartment	52%	33%
Pacific	22	20	Retail	16	23
Mountain	14	18	Industrial	14	25
W. South Central	12	12	Office	13	12
W. North Central	12	12	Medical	4	5
Middle Atlantic	9	13	Agricultural	1	2
E. North Central	4	3	Other	—	—
E. South Central	3	3
New England	—	—

During 2015, 2014 and 2013, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2015, the Company had ownership interest in two LIHTC investments. The remaining years of unexpired tax credits ranged from one to nine and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from two to ten years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2014, the Company had ownership interest in two LIHTC investments. The remaining years of unexpired tax credits ranged from two to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from three to eleven years. The amount of contingent equity commitments expected to be paid during 2015 to 2016 is $5,376. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(8,677), $(25,113) and $(71,847) for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, the Company had replicated assets with a fair value of $666,362 and $628,483, respectively, and credit default swaps with a fair value of $7,691 and $14,591, respectively. During the year ended December 31, 2015 and 2014, the Company recognized $23 and $676 in capital losses related to replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company did not recognize any capital losses related to replication transactions in 2013.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2015, credit default swaps, used in replicating corporate bonds are as follows:

		Maximum
		Future Payout	Current Fair
Deal, Receive (Pay), Underlying	Maturity Date	(Estimated)	Value
51408,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	$10,000	$17
59020,SWAP, USD 1 / (USD 0), :US534187AM15	9/20/2016	$20,000	$121
51410,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	$10,000	$59
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	$11,000	$87
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	$10,000	$104
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	$12,000	$78
51413,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	$10,000	$59
51414,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$20,000	$190
51415,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$20,000	$190
43375,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$5,000	$47
51416,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	$8,500	$(185)
43612,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	$2,000	$(5)
46421,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$15,000	$13
46535,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2017	$15,000	$175
46846,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$5,000	$4
47105,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$25,000	$280
47122,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$20,000	$17
47284,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$10,000	$112
59021,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$20,000	$224
59022,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	$25,000	$336
49133,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	$10,000	$886
49374,SWAP, USD 1 / (USD 0), :US246688AF27	12/20/2017	$10,000	$169
49893,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	$10,000	$(89)
50058,SWAP, USD 1 / (USD 0), :US444859AU63	12/20/2017	$10,000	$169

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

50222,SWAP, USD 1 / (USD 0), :US293791AD17	12/20/2017	$10,000	$20
60080,SWAP, USD 1 / (USD 0), :CDX-NAIGS20V1-5Y	6/20/2018	$30,000	$349
60228,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	$5,000	$95
66719,SWAP, USD 1 / (USD 0), :US74432QAB14	9/20/2020	$20,000	$182
78320,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	$10,000	$1,290
78183,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	$5,000	$595
79113,SWAP, USD 5 / (USD 0), :US37045VAC46	6/20/2019	$10,000	$1,293
79606,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	$10,000	$1,090
111718,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$2,800	$(171)
111728,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$1,400	$(71)
111731,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$1,400	$(86)
111734,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	$1,400	$(122)
111737,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	$1,400	$(202)
111743,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$1,400	$(71)
111831,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	$1,400	$(42)
111841,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	$1,400	$(33)
111844,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$1,400	$(71)
111897,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$1,400	$(86)
112137,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$2,800	$(87)
112152,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$1,400	$(86)
112175,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	$1,400	$(38)
112227,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	$2,800	$(85)
112303,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	$1,400	$(69)
112327,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	$1,400	$(38)
112339,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	$6,650	$(1,171)
112364,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	$1,400	$5
112430,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$1,400	$(44)
112572,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	$1,400	$(202)
113397,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	$1,400	$(17)
113436,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	$1,400	$(69)
116039,SWAP, USD 1 / (USD 0), :XS0759014375	9/20/2020	$6,665	$(96)
116934,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$3,200	$(100)
120678,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	$10,000	$1,747
119324,SWAP, USD 1 / (USD 0), :US59156RAX61	9/20/2020	$15,000	$126
130694,SWAP, USD 1 / (USD 0), :US36962G3H54	9/20/2023	$20,000	$488
120680,SWAP, USD 1 / (USD 0), :US084670BD98	9/20/2020	$25,000	$406

		$533,615	$7,687

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $77,911 and $61,054, respectively.

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $42,152 and $32,605, respectively.

At December 31, 2015 and 2014, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2015	2014
Interest rate and currency swaps:
Receive fixed - pay fixed	$544,124	$520,192
Swaps:
Receive fixed - pay floating	1,335,250	798,000
Receive fixed - pay fixed	364,069	90,110
Receive floating - pay fixed	909,500	486,500
Receive floating - pay floating	308,735	109,263

For the years ended December 31, 2015, 2014 and 2013, the Company recorded unrealized gains (losses) of $17,627, $8,313 and $(31,862), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2015, 2014 or 2013 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2015 and 2014, respectively:

		Gross Restricted 2015
			G/A Supporting
			Separate	Total S/A	S/A Assets
		Total General	Account	Restricted	Supporting G/A
	Restricted Asset Category	Account (G/A)	(S/A) Activity	Assets	Activity	Total
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b.	Collateral held under security lending agreements	433,773	—	—	—	433,773
c.	Subject to repurchase agreements	—	—	—	—	—
d.	Subject to reverse repurchase agreements	—	—	—	—	—
e.	Subject to dollar repurchase agreements	31,307	—	—	—	31,307
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	1,792	—	—	—	1,792
i.	FHLB capital stock	—	—	—	—	—
j.	On deposit with states	2,621	—	—	—	2,621
k.	On deposit with other regulatory bodies	—	—	—	—	—
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—
m.	Pledged as collateral not captured in other categories	35,958	—	—	—	35,958
n.	Other restricted assets	—	—	—	—	—

o.	Total Restricted Assets	$505,451	$—	$—	$—	$505,451

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross Restricted			Percentage
					Admitted
				Gross	Restricted to
			Total Current	Restricted	Total
	Total From	Increase/	Year Admitted	to Total	Admitted
Restricted Asset Category	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to contractual obligation for which liability is not shown	$—	—	$—	0.00%	0.00%
Collateral held under security lending agreements	442,059	(8,286)	433,773	1.37%	1.37%
Subject to repurchase agreements	—	—	—	0.00%	0.00%
Subject to reverse repurchase agreements	—	—	—	0.00%	0.00%
Subject to dollar repurchase agreements	74,002	(42,695)	31,307	0.10%	0.10%
Subject to dollar reverse repurchase agreements	—	—	—	0.00%	0.00%
Placed under option contracts	—	—	—	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	1,634	158	1,792	0.01%	0.01%
FHLB capital stock	—	—	—	0.00%	0.00%
On deposit with states	3,508	(887)	2,621	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	0.00%	0.00%
Pledged as collateral not captured in other categories	19,996	15,962	35,958	0.11%	0.11%
Other restricted assets	—	—	—	0.00%	0.00%

Total Restricted Assets	$541,199	$(35,748)	$505,451	1.60%	1.60%

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $35,958 and $19,996, respectively, in conjunction with derivative transactions as of December 31, 2015 and 2014, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2015	2014	2013
Direct premiums	$5,821,086	$5,452,910	$5,271,244
Reinsurance assumed - non affiliates	510,492	550,438	531,881
Reinsurance assumed - affiliates	65	41	82
Reinsurance ceded - non affiliates	(317,940)	(357,388)	(350,831)
Reinsurance ceded - affiliates	(200,709)	(206,355)	(203,917)

Net premiums earned	$5,812,994	$5,439,646	$5,248,459

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2015 and 2014 of $1,579,551 and $1,562,793, respectively.

The Company received reinsurance recoveries in the amounts of $427,569, $447,903 and $470,789 during 2015, 2014 and 2013, respectively. At December 31, 2015 and 2014, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $156,350 and $141,534, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2015 and 2014 of $2,079,702 and $2,076,818, respectively.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2015 or 2014.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third-party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2015 and 2014, amortization of deferred gains associated with previously transacted agreements was released into income in the amount of $52,697 ($34,253 after tax) and $12,740 ($8,281 after tax), respectively.

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

During 2013, amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2015 and 2014 is comprised of the following components:

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$112,987	$18,660	$131,647
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	112,987	18,660	131,647
Deferred Tax Assets Nonadmitted	43,588	—	43,588

Subtotal (Net Deferred Tax Assets)	69,399	18,660	88,059
Deferred Tax Liabilities	18,158	15,443	33,601

Net Admitted Deferred Tax Assets	$51,241	$3,217	$54,458

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$137,930	$16,638	$154,568
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	137,930	16,638	154,568
Deferred Tax Assets Nonadmitted	67,485	—	67,485

Subtotal (Net Deferred Tax Assets)	70,445	16,638	87,083
Deferred Tax Liabilities	18,326	19,344	37,670

Net Admitted Deferred Tax Assets	$52,119	$(2,706)	$49,413

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(24,943)	$2,022	$(22,921)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(24,943)	2,022	(22,921)
Deferred Tax Assets Nonadmitted	(23,897)	—	(23,897)

Subtotal (Net Deferred Tax Assets)	(1,046)	2,022	976
Deferred Tax Liabilities	(168)	(3,901)	(4,069)

Net Admitted Deferred Tax Assets	$(878)	$5,923	$5,045

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2015	2014	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$120	$103	$17
Unearned premium reserve	357	461	(104)
Policyholder reserves	63,369	97,641	(34,272)
Investments	3,200	—	3,200
Deferred acquisition costs	29,184	27,964	1,220
Compensation and benefits accrual	331	136	195
Receivables - nonadmitted	6,896	3,275	3,621
Section 197 Intangible Amortization	2,232	2,578	(346)
Assumption Reinsurance	3,722	—	3,722
Other (including items <5% of ordinary tax assets)	3,576	5,772	(2,196)

Subtotal	112,987	137,930	(24,943)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	43,588	67,485	(23,897)

Admitted ordinary deferred tax assets	69,399	70,445	(1,046)

Capital:
Investments	18,660	16,638	2,022
Other (including items <5% of total capital tax assets)	—	—	—

Subtotal	18,660	16,638	2,022

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	18,660	16,638	2,022

Admitted deferred tax assets	$88,059	$87,083	$976

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2015	2014	Change
Deferred Tax Liabilities:
Ordinary
Investments	$2,083	$444	$1,639
§807(f) adjustment	5,359	5,997	(638)
Reinsurance Ceded	10,716	11,885	(1,169)
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	18,158	18,326	(168)
Capital
Investments	15,443	19,344	(3,901)
Real estate	—	—	—
Other (including items <5% of total capital tax liabilities)	—	—	—

Subtotal	15,443	19,344	(3,901)

Deferred tax liabilities	33,601	37,670	(4,069)

Net deferred tax assets/liabilities	$54,458	$49,413	$5,045

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2015 or 2014.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2015 and 2014 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2015
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$45,173	$9,285	$54,458
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	166,928
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	24,226	9,375	33,601

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$69,399	$18,660	$88,059

		December 31, 2014
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$39,289	$10,124	$49,413
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	136,243
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	31,156	6,514	37,670

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$70,445	$16,638	$87,083

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

			Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$5,884	$(839)	$5,045
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	30,685
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(6,930)	2,861	(4,069)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$(1,046)	$2,022	$976

	December 31
	2015	2014	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	1197%	1194%	3%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$1,112,853	$908,107	$204,746

The impact of tax planning strategies at December 31, 2015 and 2014 was as follows:

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2014
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	11%	1%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$54,965	$73,027	$(18,062)
Foreign	—	—	—

Subtotal	54,965	73,027	(18,062)

Federal income tax on net capital gains	3,518	5,405	(1,887)

Federal and foreign income taxes incurred	$58,483	$78,432	$(19,949)

	Year Ended December 31
	2014	2103	Change
Current Income Tax
Federal	$73,027	$16,757	$56,270
Foreign	—	—	—

Subtotal	73,027	16,757	56,270

Federal income tax on net capital gains	5,405	4,412	993

Federal and foreign income taxes incurred	$78,432	$21,169	$57,263

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2015	2014	2013
Current income taxes incurred	$58,483	$78,433	$21,169

Change in deferred income taxes (without tax on unrealized gains and losses)	22,410	(42,820)	44,295

Total income tax reported	$80,893	$35,613	$65,464

Income before taxes	$320,866	$105,979	$273,902
	35.00%	35.00%	35.00%

Expected income tax expense at 35% statutory rate	$112,303	$37,093	$95,865

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(5,707)	(5,523)	(5,361)
Tax credits	(2,188)	(1,799)	(2,964)
Tax adjustment for IMR	(10,462)	(3,969)	(16,238)
Surplus adjustment for in-force ceded	(11,988)	(2,898)	(5,132)
Nondeductible expenses	295	29	15
Deferred tax benefit on other items in surplus	179	12,956	(371)
Provision to return	(803)	14	(602)
Dividends from certain foreign corporations	141	80	92
Other	(877)	(371)	159

Total income tax reported	$80,893	$35,612	$65,463

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2015.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2015 and 2014, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2015, 2014 and 2013 of $58,874, $80,961 and $14,072, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2015 and 2014 is $1,129 and $506, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,129. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2015, 2014 and 2013 is $28, $1 and $25, respectively. The total interest payable balance as of December 31, 2015 and 2014 is $29 and $1, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2016. An examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2015, 2014 and 2013, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2015, 2014 or 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements —  Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2015
		Separate Account with	Separate Account Non-
	General Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$752,535	$119,066	$—	$871,601	3%
At book value less surrender charge of 5% or more	848,188	40,199	—	888,387	3
At fair value	21,960	505,969	14,329,152	14,857,081	54

Total with adjustment or at fair value	1,622,683	665,234	14,329,152	16,617,069	60
At book value without adjustment (minimal or no charge or adjustment)	3,384,669	55,814	—	3,440,483	12
Not subject to discretionary withdrawal provision	858,069	5,369,673	1,438,647	7,666,389	28

Total annuity reserves and deposit liabilities	5,865,421	6,090,721	15,767,799	27,723,941	100%

Less reinsurance ceded	1,292	—	—	1,292

Net annuity reserves and deposit liabilities	$5,864,129	$6,090,721	$15,767,799	$27,722,649

	December 31
	2014
	General	Separate Account with	Separate Account Non-
	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$769,643	$122,381	$—	$892,024	3%
At book value less surrender charge of 5% or more	876,750	43,081	—	919,831	3
At fair value	14,887	505,121	13,439,469	13,959,477	51

Total with adjustment or at fair value	1,661,280	670,583	13,439,469	15,771,332	57
At book value without adjustment (minimal or no charge or adjustment)	3,506,745	59,815	—	3,566,560	13
Not subject to discretionary withdrawal provision	876,091	5,492,311	1,678,512	8,046,914	30

Total annuity reserves and deposit liabilities	6,044,116	6,222,709	15,117,981	27,384,806	100%

Less reinsurance ceded	1,299	—	—	1,299

Net annuity reserves and deposit liabilities	$6,042,817	$6,222,709	$15,117,981	$27,383,507

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$1,435,432	$3,513,187	$4,948,619

Reserves for separate acccounts as of December 31, 2015 with assets at:
Fair value	$—	$16,002,134	$16,002,134
Amortized cost	6,090,721	—	6,090,721

Total as of December 31, 2015	$6,090,721	$16,002,134	$22,092,855

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
Subject to discretionary withdrawal:	$119,066	$—	$119,066
At book value without fair value adjustment and with current surrender charge of 5% or more	40,199	—	40,199
At fair value	505,969	14,563,487	15,069,456
At book value without fair value adjustment and with current surrender charge of less than 5%	55,814	—	55,814

Subtotal	721,048	14,563,487	15,284,535
Not subject to discretionary withdrawal	5,369,673	1,438,647	6,808,320

Total separate account reserves at December 31, 2015	$6,090,721	$16,002,134	$22,092,855

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$1,480,473	$3,207,516	$4,687,989

Reserves for separate acccounts as of December 31, 2014 with assets at:
Fair value	$—	$15,369,859	$15,369,859
Amortized cost	6,222,709	—	6,222,709

Total as of December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
Subject to discretionary withdrawal: With fair value adjustment	$122,381	$—	$122,381
At book value without fair value adjustment and with current surrender charge of 5% or more	43,081	—	43,081
At fair value	505,121	13,691,347	14,196,468
At book value without fair value adjustment and with current surrender charge of less than 5%	59,815	—	59,815

Subtotal	730,398	13,691,347	14,421,745
Not subject to discretionary withdrawal	5,492,311	1,678,512	7,170,823

Total separate account reserves at December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$1,806,215	$2,675,996	$4,482,211

Reserves for separate acccounts as of December 31, 2013 with assets at:
Fair value	$—	$13,284,389	$13,284,389
Amortized cost	7,301,120	—	7,301,120

Total as of December 31, 2013	$7,301,120	$13,284,389	$20,585,509

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal:
With fair value adjustment	$131,432	$—	$131,432
At book value without fair value adjustment and with current surrender charge of 5% or more	44,403	—	44,403
At fair value	495,948	11,604,732	12,100,680
At book value without fair value adjustment and with current surrender charge of less than 5%	61,651	—	61,651

Subtotal	733,434	11,604,732	12,338,166
Not subject to discretionary withdrawal	6,567,686	1,679,657	8,247,343

Total separate account reserves at December 31, 2013	$7,301,120	$13,284,389	$20,585,509

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2015	2014	2013
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,948,847	$4,687,981	$4,482,285
Transfers from separate accounts	(4,181,143)	(4,581,447)	(3,352,564)

Net transfers to separate accounts	767,704	106,534	1,129,721
Miscellaneous reconciling adjustments	15,414	(4,971)	(13)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$783,118	$101,563	$1,129,708

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2015 and 2014, the Company’s separate account statement included legally insulated assets of $22,337,000 and $21,723,006, respectively. The assets legally insulated from general account claims at December 31, 2015 and 2014 are attributed to the following products:

	2015	2014
Variable life	$243,002	$262,217
Variable annuities	4,063,670	11,448,848
Group annuities	8,398,062	—
Registered Market value separate accounts	765,582	1,779,807
Non Registered Market value separate accounts	854,588	—
Par annuities	1,865,861	1,957,980
Annuity Product - SPL	1,523	—
Book value separate accounts	6,144,712	6,274,154

Total separate account assets	$22,337,000	$21,723,006

At December 31, 2015 and 2014, the Company held separate account assets not legally insulated from the general account in the amount of $32,067 and $32,705, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $116,723 and $57,781, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $42,677, $40,314, $33,770, $32,822, and $28,058 to the general account in 2015, 2014, 2013, 2012 and 2011 respectively. During the years ended December 31, 2015, 2014, 2013, 2012 and 2011 the general account of the Company had paid $1,671, $530, $1,112, $1,449 and $2,433 respectively, toward separate account guarantees.

At December 31, 2015 and 2014, the Company reported guaranteed separate account assets at amortized cost in the amount of $6,144,712 and $6,283,094, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $6,113,061 and $6,302,605 at December 31, 2015 and 2014, respectively, which would have resulted in an unrealized (loss) gain of $(31,651) and $19,510, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2015 and 2014, securities with a book value of $0 and $10,616, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2015, the Company did not have any collateral from securities lending transactions. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2015 and 2014, the Company had variable annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2015
Minimum guaranteed death benefit	$1,830,440	$5,315	$1,292
Minimum guaranteed withdrawal benefit	5,182,141	46,981	—

December 31, 2014
Minimum guaranteed death benefit	$1,900,667	$4,968	$1,299
Minimum guaranteed withdrawal benefit	5,421,650	57,896	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2015 and 2014, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary first-year business	$178	$157	$21
Ordinary renewal business	132,775	1,362	$131,413
Group life business	582	98	$484
Credit life business	254	—	$254
Reinsurance ceded	(126,599)	—	$(126,599)

	7,190	1,617	$5,573
Accident and health	10,888	—	$10,888

	$18,078	$1,617	$16,461

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary first-year business	$170	$(152)	$18
Ordinary renewal business	136,753	(1,196)	135,557
Group life business	466	(99)	367
Credit life business	252	—	252
Reinsurance ceded	(130,096)	—	(130,096)

	7,545	(1,447)	6,098
Accident and health	6,868	—	6,868

	$14,413	$(1,447)	$12,966

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2015 and 2014, the Company had insurance in force aggregating $5,092,695 and $7,495,007, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $35,275 and $42,505 to cover these deficiencies as of December 31, 2015 and 2014, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2015 and 2014, the Company has recorded a liability of $15 and $28, respectively, for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

At December 31, 2015 and 2014, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. TA Corp owns 40,415 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2015 and 2014 were $0 and $3,550, respectively. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2016, without prior approval of insurance regulatory authorities, is $116,739.

The Company did not pay any dividends in 2015.

The Company paid ordinary common stock dividends of $86,926 and $11,966 to its common stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014. The Company paid extraordinary common stock dividends of $41,803 and $5,754 to its extraordinary common stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014. The Company paid preferred stock dividends of $3,120, and $430, to its preferred stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2015, the Company meets the minimum RBC requirements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2015 and 2014 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2015 and 2014 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2015	$150,000	$9,375	$71,875	$—
2014	150,000	9,375	62,500	—

The Company held special surplus funds in the amount of $8,653 and $8,759, as of December 31, 2015 and 2014, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the ACA. This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2015, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2016, and estimates their portion of the annual health insurance industry fee payable on September 30, 2016 to be $53.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31,
	2015	2014
ACA fee assessment payable for the upcoming year	$53	$77
ACA fee assessment paid	59	52
Premium written subject to ACA 9010 assessment	2,788	3,721
Total adjusted capital before surplus adjustment	1,284,958	1,069,700
Total adjusted capital after surplus adjustment	1,284,904	1,069,623
Authorized control level after surplus adjustment	95,726	93,716

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2015 and 2014, respectively, securities in the amount of $419,588 and $417,669 were on loan under securities lending agreements. At December 31, 2015, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $433,646 and $471,274 at December 31, 2015 and 2014, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$433,773
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	433,773

Securities received	—

Total collateral received	$433,773

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$57,459	$57,459
30 days or less	145,302	145,299
31 to 60 days	125,236	125,238
61 to 90 days	52,090	52,084
91 to 120 days	46,267	46,267
121 to 180 days	7,299	7,299

Total	433,653	433,646

Total collateral reinvested	$433,653	$433,646

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $433,724 (fair value of $433,646) that are currently tradable securities that could be sold and used to pay for the $433,773 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $456, $637 and $9 for the years ended December 31, 2015, 2014 and 2013, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2015, 2014 and 2013 was $311, $261, and $6 for each year, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was $89 and $143 for the year end December 31, 2015 and 2014 and was negligible for the year end December 31, 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make a decision. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $3,853.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2015, 2014 and 2013, the Company paid $32,914, $33,720 and $31,110, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $8,320, $6,843 and $4,380 for these services during 2015, 2014 and 2013, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $5,485, $11,760 and $9,341 for the years ended December 31, 2015, 2014 and 2013, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2015, 2014 and 2013, the Company paid (received) net interest of $6, $1 and $7, respectively, to (from) affiliates. At December 31, 2015 and 2014, the Company reported a net amount of $26,230 and $20,647 payable to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2015, the Company had short-term intercompany notes receivable of $175,000 as shown below. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported in Schedule DA as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$75,000	June 18, 2016	0.13%
Transamerica Corporation	25,000	December 8, 2016	0.25%
Transamerica Corporation	50,000	December 9, 2016	0.25%
Transamerica Corporation	25,000	December 10, 2016	0.25%

At December 31, 2014 the Company had no short-term intercompany notes receivable.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

Disallowed
Entity’s
			Admitted	Date of	Type of	NAIC		Valuation
	Gross	Nonadmitted	Asset	Filing to	NAIC	Response	NAIC	Method,
SCA Description	Amount	Amount	Amount	NAIC	Filing	Received	Valuation	Resubmission
Real Estate Alternatives Portfolio 3A Inc	$3,573	$—	$3,573	3/1/2016	Sub-2	Yes	$3,888	No

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of General Agent or Third- Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$48,811
100 Vanguard Blvd
Malvem, PA 19355

Affinion Group	20-0641090	No	AD&D	P	$16,899
6 High Ridge Park
Stamford, CT 06905

Gallagher Bollinger	22-0781130	No	Group A&H, Life	C, CA, P, U	$1

C -        Claims Payment

B -        Binding Authority

P -        Premium Collection

U -        Underwriting

For years ended December 31, 2015, 2014 and 2013, the Company had $48,811, $38,824 and $52,545, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2015, 2014 and 2013 the Company had $16,899, $0 and $0, respectively, of direct premiums written by Affinion Group.

14. Commitments and Contingencies

At December 31, 2015 and 2014 the Company has mortgage loan commitments of $9,735 and $10,000. The Company has contingent commitments of $13,781 and $17,763, at December 31, 2015 and 2014, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $0 and $5,376 at December 31, 2015 and 2014, respectively.

Private placement commitments outstanding as of December 31, 2015 and 2014 were $15,000 and $18,000, respectively.

Securities acquired on a “to be announced” (TBA) basis at December 31, 2015 and 2014 were $79,280 and $0, respectively.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

posted to the Company as of December 31, 2015 and 2014, respectively, was $28,953 and $12,767. In addition, securities in the amount of $20,971 and $16,910 were also posted to the Company as of December 31, 2015 and 2014, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $191 and $193 at December 31, 2015 and 2014, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $19 and $20 at December 31, 2015 and 2014, respectively. The guaranty fund (benefit) expense was $(210), $3,865 and $3,437 for the years ended December 31, 2015, 2014 and 2013, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2015 and 2014, the Company had dollar repurchase agreements outstanding in the amount of $31,307 and $74,002, respectively. The Company had an outstanding liability for borrowed money in the amount $31,526 and $75,038 at December 31, 2015 and 2014, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$31,430
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	31,430

Securities received	—

Total collateral received	$31,430

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2015 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transaction	Sold	Repurchased	Gain/(Loss)
Bonds:
NAIC 3	1	$322	$313	$29

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2015 through April 27, 2016.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN:     42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON US Holding Corp	13-3350744
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Holding Company	52-1549874
AUSA Properties Inc	27-1275705
Clark Investment Strategies Inc	38-3768457
Clark Securities Inc	95-4295824
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRG Insurance Agency Inc	95-4123166
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN:     42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Pyramid Insurance Company LTD	98-0087891
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN:     42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Holdings Inc	94-2873401
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Retirement Advisors, Inc	45-2892702
Transamerica Retirement Insurance Agency, Inc	46-2720367
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2015

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$626,440	$697,030	$626,440
States, municipalities and political subdivisions	166,539	169,223	166,539
Foreign governments	109,237	114,035	109,237
Hybrid securities	120,941	106,066	120,941
All other corporate bonds	5,828,535	5,989,882	5,828,535
Preferred stocks	3,269	3,340	3,269

Total fixed maturities	6,854,961	7,079,576	6,854,961

Equity securities
Common stocks:
Industrial, miscellaneous and all other	134	124	124

Total common stocks	134	124	124

Mortgage loans on real estate	950,309		950,309
Policy loans	119,525		119,525
Other long-term investments	42,046		42,046
Receivable for securities	1,328		1,328
Securities lending reinvested collateral assets	433,653		433,653
Cash, cash equivalents and short-term investments	144,700		144,700

Total investments	$8,546,656		$8,546,646

(1)	Original cost of equity securities and, as to fixed maturities, original reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government and corporate bonds of $2,024 are held at fair value rather than amortized cost due to having NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income	Expenses	Expenses
Year ended December 31, 2015
Individual life	$1,062,083	$—	$15,641	$148,823	$53,379	$169,044	$81,612
Individual health	59,122	5,842	12,239	58,286	3,103	53,426	22,486
Group life and health	140,745	1,914	22,065	81,840	7,680	47,903	27,820
Annuity	5,775,613	—	938	5,524,044	283,722	4,829,378	1,003,826
Other	—	—	—	—	53,200	—	—

	$7,037,563	$7,756	$50,883	$5,812,993	$401,084	$5,099,751	$1,135,744

Year ended December 31, 2014
Individual life	$1,105,341	$—	$13,237	$131,835	$62,331	$390,722	$77,976
Individual health	39,895	5,953	6,227	53,360	2,760	33,441	20,718
Group life and health	136,947	1,821	15,498	74,435	8,137	41,910	26,037
Annuity	5,953,030	—	568	5,180,015	337,122	5,108,620	329,343

	$7,235,213	$7,774	$35,530	$5,439,645	$410,350	$5,574,693	$454,074

Year ended December 31, 2013
Individual life	$945,718	$—	$22,777	$127,402	$53,051	$176,256	$64,608
Individual health	36,307	5,860	6,458	50,477	2,503	33,298	18,435
Group life and health	133,342	1,612	7,592	47,312	7,480	31,284	17,048
Annuity	6,269,244	—	470	5,023,268	351,717	3,956,589	1,334,131

	$7,384,611	$7,472	$37,297	$5,248,459	$414,751	$4,197,427	$1,434,222

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2015
Life insurance in force	$24,382,596	$180,500,389	$177,774,290	$21,656,497	895%

Premiums:
Individual life	163,471	515,667	501,018	148,822	337%
Individual health	59,062	822	46	58,286	0%
Group life and health	81,321	1,766	2,284	81,839	3%
Annuity	5,517,232	395	7,208	5,524,045	0%

	$5,821,086	$518,650	$510,556	$5,812,992	9%

Year ended December 31, 2014
Life insurance in force	$22,754,916	$193,135,172	$190,242,263	$19,862,007	958%

Premiums:
Individual life	148,145	556,231	539,921	131,835	410%
Individual health	54,133	857	86	53,362	0%
Group life and health	78,089	6,239	2,584	74,434	3%
Annuity	5,172,542	415	7,889	5,180,015	0%

	$5,452,909	$563,742	$550,480	$5,439,646	10%

Year ended December 31, 2013
Life insurance in force	$21,079,991	$205,474,553	$202,417,259	$18,022,697	1123%

Premiums:
Individual life	144,629	538,089	520,862	127,402	409%
Individual health	51,221	950	206	50,477	0%
Group life and health	59,787	15,247	2,772	47,312	6%
Annuity	5,015,607	463	8,123	5,023,267	0%

	$5,271,244	$554,749	$531,963	$5,248,458	10%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Years Ended December 31, 2015 and 2014

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Financial Statements

Years Ended December 31, 2015 and 2014

Contents

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Assets and Liabilities	2
Statements of Operations and Changes in Net Assets	4
Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of

TFLIC Separate Account VNY of

Transamerica Financial Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Separate Account VNY (the “Separate Account”) sponsored by Transamerica Financial Life Insurance Company at December 31, 2015, the results of its operations for each of the periods indicated and the changes in its net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/ PricewwaterhouseCoopers LLP

Chicago, Illinois

April 28, 2016

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Assets and Liabilities

December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class B Shares	—	$—	$—	$—	$—	—	$1.262988	$1.288138
AB Growth Class B Shares	—	—	—	—	—	—	1.668049	1.701266
AB Large Cap Growth Class B Shares	—	—	—	—	—	—	1.793982	1.829677
Columbia - Small Company Growth Class 1 Shares	0.067	2	1	(1)	—	—	1.520147	1.550418
DFA VA Global Bond	163,204.147	1,782,824	1,739,756	(4)	1,739,752	1,279,791	1.338579	1.365197
DFA VA International Small	49,101.557	549,891	543,554	1	543,555	360,585	1.483384	1.512907
DFA VA International Value	87,375.338	1,001,389	921,810	(5)	921,805	830,630	1.094865	1.116653
DFA VA Short-Term Fixed	64,913.967	663,131	660,175	(56)	660,119	585,232	1.110490	1.132744
DFA VA U.S. Large Value	117,105.905	2,321,557	2,419,408	83	2,419,491	1,395,439	1.708200	1.742168
DFA VA U.S. Targeted Value	56,274.130	828,440	891,382	(6)	891,376	584,356	1.502559	1.532468
Dreyfus Socially Responsible Growth Service Shares	—	—	—	—	—	—	1.770271	1.805497
Dreyfus VIF Appreciation Service Shares	—	—	—	—	—	—	1.719366	1.753614
Federated Fund for U.S. Government Securities II	13,822.763	152,736	150,392	(3)	150,389	110,869	1.331738	1.358225
Federated High Income Bond II Primary Shares	23,918.683	162,329	152,123	6	152,129	85,987	1.762795	1.797931
Federated Managed Tail Risk II Primary Shares	—	—	—	—	—	—	1.177201	1.190912
Federated Managed Volatility II	230.585	2,018	2,142	3	2,145	1,206	1.744201	1.778925
Federated Prime Money II	88,072.770	88,073	88,073	33	88,106	82,737	1.044074	1.065050
Fidelity® VIP Contrafund® Initial Class	5,816.872	194,394	197,308	6	197,314	112,041	1.747331	1.781214
Fidelity® VIP Mid Cap Initial Class	—	—	—	—	—	—	1.800335	1.836167
Fidelity® VIP Value Strategies Initial Class	—	—	—	—	—	—	1.668206	1.701394
NVIT Developing Markets Class II Shares	3,112.890	19,703	15,004	(1)	15,003	16,263	0.905225	0.923254
TA Asset Allocation - Conservative Initial Class	—	—	—	—	—	—	1.372700	1.400000
TA Asset Allocation - Growth Initial Class	3,973.907	29,250	43,435	(1)	43,434	31,571	1.355611	1.382615
TA Asset Allocation - Moderate Initial Class	24,270.682	251,587	272,317	(1)	272,316	190,052	1.405409	1.433392
TA Asset Allocation - Moderate Growth Initial Class	29,645.751	304,849	354,563	1	354,564	252,832	1.381772	1.409308
TA Barrow Hanley Dividend Focused Initial Class	1,659.248	33,268	33,301	(1)	33,300	19,211	1.712501	1.733420
TA Clarion Global Real Estate Securities Initial Class	2,717.898	28,846	33,675	1	33,676	23,395	1.415881	1.444070
TA JPMorgan Enhanced Index Initial Class	1,317.168	17,799	22,300	—	22,300	11,968	1.826991	1.863338
TA Managed Risk - Balanced ETF Initial Class	23,427.252	251,549	260,277	—	260,277	198,735	1.289864	1.309666
TA Managed Risk - Growth ETF Initial Class	—	—	—	—	—	—	1.286024	1.305774
TA MFS International Equity Initial Class	799.986	5,785	6,448	—	6,448	4,641	1.367968	1.395182
TA Morgan Stanley Capital Growth Initial Class	—	—	—	—	—	—	2.143364	2.186047
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—	—	—	—	—	1.829531	1.865935
TA Multi-Managed Balanced Initial Class	11,929.443	154,152	156,395	—	156,395	92,329	1.679633	1.698702
TA PIMCO Total Return Initial Class	25,570.849	290,835	284,092	8	284,100	186,187	1.497794	1.527622
TA Systematic Small/Mid Cap Value Initial Class	—	—	—	—	—	—	1.656760	1.682224
TA T. Rowe Price Small Cap Initial Class	7,173.286	106,224	99,350	—	99,350	45,733	2.148035	2.189730
TA TS&W International Equity Initial Class	—	—	—	—	—	—	1.247331	1.272125
TA WMC US Growth Initial Class	1,539.819	29,516	36,509	7	36,516	22,560	1.593977	1.625681
Vanguard® Equity Index	57,200.525	1,617,570	1,901,917	(6)	1,901,911	1,030,190	1.826321	1.862641
Vanguard® International	30,700.000	624,279	607,860	—	607,860	544,432	1.105289	1.124515
Vanguard® Mid-Cap Index	34,747.827	697,250	721,365	6	721,371	378,895	1.882530	1.919979

See accompanying notes.

2

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Assets and Liabilities

December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® REIT Index	31,367.403	$394,782	$431,929	$1	$431,930	242,298	$1.756176	$1.791146
Vanguard® Short-Term Investment Grade	117,439.880	1,238,590	1,238,991	(7)	1,238,984	924,043	1.319919	1.346250
Vanguard® Total Bond Market Index	150,097.708	1,795,399	1,769,652	(2)	1,769,650	1,217,345	1.431572	1.459994
Wanger International	942.006	30,426	24,794	(3)	24,791	14,510	1.679437	1.712874
Wanger USA	2,368.456	84,392	75,198	(1)	75,197	43,025	1.721888	1.756097
WFVT Small Cap Value Class 2 Shares	2,611.248	27,188	25,956	—	25,956	22,462	1.152224	1.175135

See accompanying notes.

3

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	AB Global Thematic Growth Class B Shares Subaccount	AB Growth Class B Shares Subaccount	AB Large Cap Growth Class B Shares Subaccount	Columbia - Small Company Growth Class 1 Shares Subaccount	DFA VA Global Bond Subaccount

Net Assets as of January 1, 2014:	$—	$—	$—	$7,291	$1,748,928

Investment Income:
Reinvested Dividends	—	—	—	—	41,892
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	17	10,867

Net Investment Income (Loss)	—	—	—	(17)	31,025

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	3,120
Realized Gain (Loss) on Investments	—	—	—	2,878	(1,749)

Net Realized Capital Gains (Losses) on Investments	—	—	—	2,878	1,371
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	(3,659)	10,274

Net Gain (Loss) on Investment	—	—	—	(781)	11,645

Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	(798)	42,670

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	(6,493)	206,926

Total Increase (Decrease) in Net Assets	—	—	—	(7,291)	249,596

Net Assets as of December 31, 2014:	$—	$—	$—	$—	$1,998,524

Investment Income:
Reinvested Dividends	—	—	—	—	27,052
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	194	10,394

Net Investment Income (Loss)	—	—	—	(194)	16,658

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	4,342	7,197
Realized Gain (Loss) on Investments	—	—	—	(623)	(10,067)

Net Realized Capital Gains (Losses) on Investments	—	—	—	3,719	(2,870)
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	—	6,885

Net Gain (Loss) on Investment	—	—	—	3,719	4,015

Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	3,525	20,673

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	(3,525)	(279,445)

Total Increase (Decrease) in Net Assets	—	—	—	—	(258,772)

Net Assets as of December 31, 2015:	$—	$—	$—	$—	$1,739,752

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	DFA VA International Small Subaccount	DFA VA International Value Subaccount	DFA VA Short-Term Fixed Subaccount	DFA VA U.S. Large Value Subaccount	DFA VA U.S. Targeted Value Subaccount

Net Assets as of January 1, 2014:	$555,535	$717,690	$542,952	$1,767,588	$849,972

Investment Income:
Reinvested Dividends	12,222	30,111	1,320	38,860	7,745
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,341	4,466	3,753	11,696	5,023

Net Investment Income (Loss)	8,881	25,645	(2,433)	27,164	2,722

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,240	—	397	38,791	40,945
Realized Gain (Loss) on Investments	14,967	20,977	(69)	61,282	80,017

Net Realized Capital Gains (Losses) on Investments	27,207	20,977	328	100,073	120,962
Net Change in Unrealized Appreciation (Depreciation)	(72,807)	(105,398)	(911)	39,842	(93,176)

Net Gain (Loss) on Investment	(45,600)	(84,421)	(583)	139,915	27,786

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,719)	(58,776)	(3,016)	167,079	30,508

Increase (Decrease) in Net Assets from Contract Transactions	54,512	94,978	171,994	237,573	(46,349)

Total Increase (Decrease) in Net Assets	17,793	36,202	168,978	404,652	(15,841)

Net Assets as of December 31, 2014:	$573,328	$753,892	$711,930	$2,172,240	$834,131

Investment Income:
Reinvested Dividends	11,381	30,081	1,971	51,903	12,054
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,351	5,049	3,846	13,724	5,361

Net Investment Income (Loss)	8,030	25,032	(1,875)	38,179	6,693

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,605	—	602	115,406	62,541
Realized Gain (Loss) on Investments	40,006	15,318	(430)	104,425	104,459

Net Realized Capital Gains (Losses) on Investments	57,611	15,318	172	219,831	167,000
Net Change in Unrealized Appreciation (Depreciation)	(36,653)	(115,872)	(53)	(360,546)	(237,284)

Net Gain (Loss) on Investment	20,958	(100,554)	119	(140,715)	(70,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,988	(75,522)	(1,756)	(102,536)	(63,591)

Increase (Decrease) in Net Assets from Contract Transactions	(58,761)	243,435	(50,055)	349,787	120,836

Total Increase (Decrease) in Net Assets	(29,773)	167,913	(51,811)	247,251	57,245

Net Assets as of December 31, 2015:	$543,555	$921,805	$660,119	$2,419,491	$891,376

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	Dreyfus Socially Responsible Growth Service Shares Subaccount	Dreyfus VIF Appreciation Service Shares Subaccount	Federated Fund for U.S. Government Securities II Subaccount	Federated High Income Bond II Primary Shares Subaccount	Federated Managed Tail Risk II Primary Shares Subaccount

Net Assets as of January 1, 2014:	$—	$—	$60,909	$131,891	$—

Investment Income:
Reinvested Dividends	—	—	1,808	7,818	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	441	1,006	—

Net Investment Income (Loss)	—	—	1,367	6,812	—

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(11)	294	—

Net Realized Capital Gains (Losses) on Investments	—	—	(11)	294	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	1,596	(4,655)	—

Net Gain (Loss) on Investment	—	—	1,585	(4,361)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	2,952	2,451	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	31,659	8,399	—

Total Increase (Decrease) in Net Assets	—	—	34,611	10,850	—

Net Assets as of December 31, 2014:	$—	$—	$95,520	$142,741	$—

Investment Income:
Reinvested Dividends	—	—	2,567	8,152	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	653	1,086	—

Net Investment Income (Loss)	—	—	1,914	7,066	—

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(19)	(46)	—

Net Realized Capital Gains (Losses) on Investments	—	—	(19)	(46)	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	(2,132)	(12,371)	—

Net Gain (Loss) on Investment	—	—	(2,151)	(12,417)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	(237)	(5,351)	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	55,106	14,739	—

Total Increase (Decrease) in Net Assets	—	—	54,869	9,388	—

Net Assets as of December 31, 2015:	$—	$—	$150,389	$152,129	$—

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	Federated Managed Volatility II Subaccount	Federated Prime Money II Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount	Fidelity® VIP Mid Cap Initial Class Subaccount	Fidelity® VIP Value Strategies Initial Class Subaccount

Net Assets as of January 1, 2014:	$2,276	$264,333	$198,218	$104,031	$—

Investment Income:
Reinvested Dividends	76	—	1,977	120	120
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13	2,443	1,153	392	98

Net Investment Income (Loss)	63	(2,443)	824	(272)	22

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	160	—	4,148	1,957	—
Realized Gain (Loss) on Investments	5	—	22,036	3,467	(241)

Net Realized Capital Gains (Losses) on Investments	165	—	26,184	5,424	(241)
Net Change in Unrealized Appreciation (Depreciation)	(152)	—	(5,212)	(2,235)	741

Net Gain (Loss) on Investment	13	—	20,972	3,189	500

Net Increase (Decrease) in Net Assets Resulting from Operations	76	(2,443)	21,796	2,917	522

Increase (Decrease) in Net Assets from Contract Transactions	(9)	355,400	(7,066)	(60,066)	11,130

Total Increase (Decrease) in Net Assets	67	352,957	14,730	(57,149)	11,652

Net Assets as of December 31, 2014:	$2,343	$617,290	$212,948	$46,882	$11,652

Investment Income:
Reinvested Dividends	98	2	2,093	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13	3,796	1,071	144	109

Net Investment Income (Loss)	85	(3,794)	1,022	(144)	(109)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11	—	18,386	5,454	7
Realized Gain (Loss) on Investments	4	—	18,283	1,573	(3,828)

Net Realized Capital Gains (Losses) on Investments	15	—	36,669	7,027	(3,821)
Net Change in Unrealized Appreciation (Depreciation)	(288)	—	(39,544)	(2,291)	(741)

Net Gain (Loss) on Investment	(273)	—	(2,875)	4,736	(4,562)

Net Increase (Decrease) in Net Assets Resulting from Operations	(188)	(3,794)	(1,853)	4,592	(4,671)

Increase (Decrease) in Net Assets from Contract Transactions	(10)	(525,390)	(13,781)	(51,474)	(6,981)

Total Increase (Decrease) in Net Assets	(198)	(529,184)	(15,634)	(46,882)	(11,652)

Net Assets as of December 31, 2015:	$2,145	$88,106	$197,314	$—	$—

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	NVIT Developing Markets Class II Shares Subaccount	TA Asset Allocation - Conservative Initial Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount	TA Asset Allocation - Moderate Growth Initial Class Subaccount

Net Assets as of January 1, 2014:	$34,305	$—	$43,692	$274,090	$357,825

Investment Income:
Reinvested Dividends	281	—	1,030	6,207	9,736
Investment Expense:
Mortality and Expense Risk and Administrative Charges	185	—	261	1,527	2,149

Net Investment Income (Loss)	96	—	769	4,680	7,587

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(140)	—	104	239	437

Net Realized Capital Gains (Losses) on Investments	(140)	—	104	239	437
Net Change in Unrealized Appreciation (Depreciation)	(1,898)	—	52	1,111	(1,008)

Net Gain (Loss) on Investment	(2,038)	—	156	1,350	(571)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,942)	—	925	6,030	7,016

Increase (Decrease) in Net Assets from Contract Transactions	(4,435)	—	(31)	(29)	(2)

Total Increase (Decrease) in Net Assets	(6,377)	—	894	6,001	7,014

Net Assets as of December 31, 2014:	$27,928	$—	$44,586	$280,091	$364,839

Investment Income:
Reinvested Dividends	225	—	749	5,758	8,171
Investment Expense:
Mortality and Expense Risk and Administrative Charges	128	—	271	1,558	2,211

Net Investment Income (Loss)	97	—	478	4,200	5,960

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	9,738	6,097
Realized Gain (Loss) on Investments	(1,671)	—	111	232	452

Net Realized Capital Gains (Losses) on Investments	(1,671)	—	111	9,970	6,549
Net Change in Unrealized Appreciation (Depreciation)	(2,202)	—	(1,711)	(21,915)	(22,783)

Net Gain (Loss) on Investment	(3,873)	—	(1,600)	(11,945)	(16,234)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,776)	—	(1,122)	(7,745)	(10,274)

Increase (Decrease) in Net Assets from Contract Transactions	(9,149)	—	(30)	(30)	(1)

Total Increase (Decrease) in Net Assets	(12,925)	—	(1,152)	(7,775)	(10,275)

Net Assets as of December 31, 2015:	$15,003	$—	$43,434	$272,316	$354,564

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA Managed Risk - Balanced ETF Initial Class Subaccount	TA Managed Risk - Growth ETF Initial Class Subaccount

Net Assets as of January 1, 2014:	$—	$22,002	$19,760	$438,865	$—

Investment Income:
Reinvested Dividends	635	401	170	4,593	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	202	216	114	2,759	—

Net Investment Income (Loss)	433	185	56	1,834	—

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	1,501	12,666	—
Realized Gain (Loss) on Investments	108	393	32	18,625	—

Net Realized Capital Gains (Losses) on Investments	108	393	1,533	31,291	—
Net Change in Unrealized Appreciation (Depreciation)	2,131	4,783	1,089	(15,835)	—

Net Gain (Loss) on Investment	2,239	5,176	2,622	15,456	—

Net Increase (Decrease) in Net Assets Resulting from Operations	2,672	5,361	2,678	17,290	—

Increase (Decrease) in Net Assets from Contract Transactions	50,067	37,804	2	(190,467)	—

Total Increase (Decrease) in Net Assets	52,739	43,165	2,680	(173,177)	—

Net Assets as of December 31, 2014:	$52,739	$65,167	$22,440	$265,688	$—

Investment Income:
Reinvested Dividends	254	1,154	217	3,678	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	151	170	123	1,457	—

Net Investment Income (Loss)	103	984	94	2,221	—

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	1,612	10,260	—
Realized Gain (Loss) on Investments	1,523	4,096	35	129	—

Net Realized Capital Gains (Losses) on Investments	1,523	4,096	1,647	10,389	—
Net Change in Unrealized Appreciation (Depreciation)	(2,098)	(4,626)	(1,880)	(18,020)	—

Net Gain (Loss) on Investment	(575)	(530)	(233)	(7,631)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(472)	454	(139)	(5,410)	—

Increase (Decrease) in Net Assets from Contract Transactions	(18,967)	(31,945)	(1)	(1)	—

Total Increase (Decrease) in Net Assets	(19,439)	(31,491)	(140)	(5,411)	—

Net Assets as of December 31, 2015:	$33,300	$33,676	$22,300	$260,277	$—

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	TA MFS International Equity Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Mid-Cap Growth Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount	TA PIMCO Total Return Initial Class Subaccount

Net Assets as of January 1, 2014:	$12,768	$—	$—	$156,705	$251,155

Investment Income:
Reinvested Dividends	122	—	—	2,092	6,241
Investment Expense:
Mortality and Expense Risk and Administrative Charges	70	—	4	1,023	1,803

Net Investment Income (Loss)	52	—	(4)	1,069	4,438

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	8,856	—
Realized Gain (Loss) on Investments	371	—	—	3,285	342

Net Realized Capital Gains (Losses) on Investments	371	—	—	12,141	342
Net Change in Unrealized Appreciation (Depreciation)	(1,117)	—	16	3,834	6,586

Net Gain (Loss) on Investment	(746)	—	16	15,975	6,928

Net Increase (Decrease) in Net Assets Resulting from Operations	(694)	—	12	17,044	11,366

Increase (Decrease) in Net Assets from Contract Transactions	(2,392)	—	2,541	(15,775)	68,216

Total Increase (Decrease) in Net Assets	(3,086)	—	2,553	1,269	79,582

Net Assets as of December 31, 2014:	$9,682	$—	$2,553	$157,974	$330,737

Investment Income:
Reinvested Dividends	1,044	—	—	2,172	7,561
Investment Expense:
Mortality and Expense Risk and Administrative Charges	130	—	—	979	1,699

Net Investment Income (Loss)	914	—	—	1,193	5,862

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	7,592	7,169
Realized Gain (Loss) on Investments	(6,481)	—	(14)	1,599	2,082

Net Realized Capital Gains (Losses) on Investments	(6,481)	—	(14)	9,191	9,251
Net Change in Unrealized Appreciation (Depreciation)	(521)	—	(16)	(9,536)	(13,001)

Net Gain (Loss) on Investment	(7,002)	—	(30)	(345)	(3,750)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,088)	—	(30)	848	2,112

Increase (Decrease) in Net Assets from Contract Transactions	2,854	—	(2,523)	(2,427)	(48,749)

Total Increase (Decrease) in Net Assets	(3,234)	—	(2,553)	(1,579)	(46,637)

Net Assets as of December 31, 2015:	$6,448	$—	$—	$156,395	$284,100

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	TA Systematic Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA TS&W International Equity Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount	Vanguard® Equity Index Subaccount

Net Assets as of January 1, 2014:	$—	$13,429	$5,848	$34,606	$1,464,744

Investment Income:
Reinvested Dividends	—	—	139	306	26,415
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16	161	30	222	10,046

Net Investment Income (Loss)	(16)	(161)	109	84	16,369

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,514	—	1,236	29,224
Realized Gain (Loss) on Investments	2	(350)	116	795	87,129

Net Realized Capital Gains (Losses) on Investments	2	1,164	116	2,031	116,353
Net Change in Unrealized Appreciation (Depreciation)	1,065	(346)	(523)	2,408	70,641

Net Gain (Loss) on Investment	1,067	818	(407)	4,439	186,994

Net Increase (Decrease) in Net Assets Resulting from Operations	1,051	657	(298)	4,523	203,363

Increase (Decrease) in Net Assets from Contract Transactions	9,319	6,975	(2,392)	7,771	88,452

Total Increase (Decrease) in Net Assets	10,370	7,632	(2,690)	12,294	291,815

Net Assets as of December 31, 2014:	$10,370	$21,061	$3,158	$46,900	$1,756,559

Investment Income:
Reinvested Dividends	—	—	101	268	28,265
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29	383	17	249	11,821

Net Investment Income (Loss)	(29)	(383)	84	19	16,444

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	5,101	—	11,741	51,761
Realized Gain (Loss) on Investments	1,563	3,817	55	3,045	94,801

Net Realized Capital Gains (Losses) on Investments	1,563	8,918	55	14,786	146,562
Net Change in Unrealized Appreciation (Depreciation)	(1,065)	(9,745)	(61)	(11,973)	(155,528)

Net Gain (Loss) on Investment	498	(827)	(6)	2,813	(8,966)

Net Increase (Decrease) in Net Assets Resulting from Operations	469	(1,210)	78	2,832	7,478

Increase (Decrease) in Net Assets from Contract Transactions	(10,839)	79,499	(3,236)	(13,216)	137,874

Total Increase (Decrease) in Net Assets	(10,370)	78,289	(3,158)	(10,384)	145,352

Net Assets as of December 31, 2015:	$—	$99,350	$—	$36,516	$1,901,911

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	Vanguard® International Subaccount	Vanguard® Mid- Cap Index Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount	Vanguard® Total Bond Market Index Subaccount

Net Assets as of January 1, 2014:	$203,429	$481,738	$316,275	$641,026	$1,283,967

Investment Income:
Reinvested Dividends	2,926	4,661	11,938	10,806	33,371
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,481	3,614	2,140	3,784	8,715

Net Investment Income (Loss)	1,445	1,047	9,798	7,022	24,656

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	18,459	16,207	3,302	4,864
Realized Gain (Loss) on Investments	1,003	28,771	6,553	371	(1,772)

Net Realized Capital Gains (Losses) on Investments	1,003	47,230	22,760	3,673	3,092
Net Change in Unrealized Appreciation (Depreciation)	(17,591)	24,520	60,565	(3,307)	46,048

Net Gain (Loss) on Investment	(16,588)	71,750	83,325	366	49,140

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,143)	72,797	93,123	7,388	73,796

Increase (Decrease) in Net Assets from Contract Transactions	30,856	95,430	2,581	(3,875)	356,809

Total Increase (Decrease) in Net Assets	15,713	168,227	95,704	3,513	430,605

Net Assets as of December 31, 2014:	$219,142	$649,965	$411,979	$644,539	$1,714,572

Investment Income:
Reinvested Dividends	4,194	7,660	7,471	12,005	38,612
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,815	4,543	2,605	5,528	10,683

Net Investment Income (Loss)	1,379	3,117	4,866	6,477	27,929

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,445	34,328	14,139	122	7,240
Realized Gain (Loss) on Investments	5,704	45,858	13,014	138	(13,543)

Net Realized Capital Gains (Losses) on Investments	9,149	80,186	27,153	260	(6,303)
Net Change in Unrealized Appreciation (Depreciation)	(42,259)	(105,971)	(19,272)	(3,877)	(30,623)

Net Gain (Loss) on Investment	(33,110)	(25,785)	7,881	(3,617)	(36,926)

Net Increase (Decrease) in Net Assets Resulting from Operations	(31,731)	(22,668)	12,747	2,860	(8,997)

Increase (Decrease) in Net Assets from Contract Transactions	420,449	94,074	7,204	591,585	64,075

Total Increase (Decrease) in Net Assets	388,718	71,406	19,951	594,445	55,078

Net Assets as of December 31, 2015:	$607,860	$721,371	$431,930	$1,238,984	$1,769,650

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2014 and 2015

	Wanger International Subaccount	Wanger USA Subaccount	WFVT Small Cap Value Class 2 Shares Subaccount

Net Assets as of January 1, 2014:	$25,119	$46,570	$4,118

Investment Income:
Reinvested Dividends	443	—	15
Investment Expense:
Mortality and Expense Risk and Administrative Charges	156	265	24

Net Investment Income (Loss)	287	(265)	(9)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,374	5,604	—
Realized Gain (Loss) on Investments	(163)	1,178	2

Net Realized Capital Gains (Losses) on Investments	3,211	6,782	2
Net Change in Unrealized Appreciation (Depreciation)	(5,178)	(4,674)	166

Net Gain (Loss) on Investment	(1,967)	2,108	168

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,680)	1,843	159

Increase (Decrease) in Net Assets from Contract Transactions	5,028	(4,657)	1

Total Increase (Decrease) in Net Assets	3,348	(2,814)	160

Net Assets as of December 31, 2014:	$28,467	$43,756	$4,278

Investment Income:
Reinvested Dividends	463	—	10
Investment Expense:
Mortality and Expense Risk and Administrative Charges	186	426	39

Net Investment Income (Loss)	277	(426)	(29)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,272	13,577	—
Realized Gain (Loss) on Investments	(3,583)	1,825	(14)

Net Realized Capital Gains (Losses) on Investments	(311)	15,402	(14)
Net Change in Unrealized Appreciation (Depreciation)	(825)	(17,946)	(1,475)

Net Gain (Loss) on Investment	(1,136)	(2,544)	(1,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	(859)	(2,970)	(1,518)

Increase (Decrease) in Net Assets from Contract Transactions	(2,817)	34,411	23,196

Total Increase (Decrease) in Net Assets	(3,676)	31,441	21,678

Net Assets as of December 31, 2015:	$24,791	$75,197	$25,956

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

1.	Organization

Separate Account VNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of the Advisor’s Edge® NY Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class B Shares	AB Global Thematic Growth Portfolio Class B Shares
AB Growth Class B Shares	AB Growth Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia - Small Company Growth Class 1 Shares	Columbia - Small Company Growth Portfolio Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
Dreyfus Funds	Dreyfus Funds
Dreyfus Socially Responsible Growth Service Shares	Dreyfus Socially Responsible Growth Portfolio Service Shares
Dreyfus VIF Appreciation Service Shares	Dreyfus VIF Appreciation Portfolio Service Shares
Federated Insurance Series	Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated High Income Bond II Primary Shares	Federated High Income Bond II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk II Primary Shares
Federated Managed Volatility II	Federated Managed Volatility II
Federated Prime Money II	Federated Prime Money II
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Initial Class
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Initial Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Developing Markets Class II Shares	NVIT Developing Markets Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class

14

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

1.	Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA
Wells Fargo Advantage Variable Trust Funds	Wells Fargo Advantage Variable Trust Funds
WFVT Small Cap Value Class 2 Shares	WFVT Small Cap Value Fund Class 2 Shares

The following subaccount name changes were made effective during the fiscal year ended December 31, 2015:

Subaccount	Formerly
AB Global Thematic Growth Class B Shares	AllianceBernstein Global Thematic Growth Class B Shares
AB Growth Class B Shares	AllianceBernstein Growth Class B Shares
AB Large Cap Growth Class B Shares	AllianceBernstein Large Cap Growth Class B Shares
TA Managed Risk - Balanced ETF Initial Class	TA Vanguard ETF - Balanced Initial Class
TA Managed Risk - Growth ETF Initial Class	TA Vanguard ETF - Growth Initial Class
WFVT Small Cap Value Class 2 Shares	WFAVT Small Cap Value Class 2 Shares

15

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

2.	Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2015.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

16

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class B Shares	$—	$—
AB Growth Class B Shares	—	—
AB Large Cap Growth Class B Shares	—	—
Columbia - Small Company Growth Class 1 Shares	92,830	92,206
DFA VA Global Bond	432,505	688,099
DFA VA International Small	198,039	231,166
DFA VA International Value	381,269	112,803
DFA VA Short-Term Fixed	136,942	188,245
DFA VA U.S. Large Value	899,659	396,277
DFA VA U.S. Targeted Value	467,935	277,864
Dreyfus Socially Responsible Growth Service Shares	—	—
Dreyfus VIF Appreciation Service Shares	—	—
Federated Fund for U.S. Government Securities II	57,650	630
Federated High Income Bond II Primary Shares	25,694	3,890
Federated Managed Tail Risk II Primary Shares	—	—
Federated Managed Volatility II	109	23
Federated Prime Money II	497,324	1,026,516
Fidelity® VIP Contrafund® Initial Class	186,771	181,144
Fidelity® VIP Mid Cap Initial Class	44,996	91,160
Fidelity® VIP Value Strategies Initial Class	80,289	87,372
NVIT Developing Markets Class II Shares	225	9,278
TA Asset Allocation - Conservative Initial Class	—	—
TA Asset Allocation - Growth Initial Class	749	301
TA Asset Allocation - Moderate Initial Class	15,497	1,588
TA Asset Allocation - Moderate Growth Initial Class	14,267	2,211
TA Barrow Hanley Dividend Focused Initial Class	23,547	42,411
TA Clarion Global Real Estate Securities Initial Class	10,252	41,213
TA JPMorgan Enhanced Index Initial Class	1,829	123
TA Managed Risk - Balanced ETF Initial Class	13,938	1,458
TA Managed Risk - Growth ETF Initial Class	—	—
TA MFS International Equity Initial Class	69,104	65,335

17

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

3. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Capital Growth Initial Class	$—	$—
TA Morgan Stanley Mid-Cap Growth Initial Class	—	2,524
TA Multi-Managed Balanced Initial Class	39,278	32,920
TA PIMCO Total Return Initial Class	53,835	89,554
TA Systematic Small/Mid Cap Value Initial Class	5,128	15,996
TA T. Rowe Price Small Cap Initial Class	111,993	27,776
TA TS&W International Equity Initial Class	101	3,252
TA WMC US Growth Initial Class	17,137	18,596
Vanguard® Equity Index	515,312	309,232
Vanguard® International	475,969	50,697
Vanguard® Mid-Cap Index	323,514	191,994
Vanguard® REIT Index	178,916	152,708
Vanguard® Short-Term Investment Grade	651,120	52,942
Vanguard® Total Bond Market Index	603,142	503,904
Wanger International	13,558	12,826
Wanger USA	59,498	11,934
WFVT Small Cap Value Class 2 Shares	23,747	580

18

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Global Thematic Growth Class B Shares	—	—	—	—	—	—
AB Growth Class B Shares	—	—	—	—	—	—
AB Large Cap Growth Class B Shares	—	—	—	—	—	—
Columbia - Small Company Growth Class 1 Shares	54,233	(54,233)	—	—	(4,623)	(4,623)
DFA VA Global Bond	296,482	(497,566)	(201,084)	233,491	(77,972)	155,519
DFA VA International Small	110,505	(149,693)	(39,188)	76,500	(39,508)	36,992
DFA VA International Value	291,736	(87,396)	204,340	146,077	(70,067)	76,010
DFA VA Short-Term Fixed	119,040	(162,970)	(43,930)	178,213	(26,710)	151,503
DFA VA U.S. Large Value	409,109	(215,236)	193,873	262,044	(120,662)	141,382
DFA VA U.S. Targeted Value	239,494	(170,341)	69,153	70,641	(96,673)	(26,032)
Dreyfus Socially Responsible Growth Service Shares	—	—	—	—	—	—
Dreyfus VIF Appreciation Service Shares	—	—	—	—	—	—
Federated Fund for U.S. Government Securities II	40,439	—	40,439	23,680	—	23,680
Federated High Income Bond II Primary Shares	9,374	(1,524)	7,850	8,181	(3,683)	4,498
Federated Managed Tail Risk II Primary Shares	—	—	—	—	—	—
Federated Managed Volatility II	—	(5)	(5)	—	(5)	(5)
Federated Prime Money II	473,417	(967,123)	(493,706)	553,542	(222,604)	330,938
Fidelity® VIP Contrafund® Initial Class	93,216	(101,486)	(8,270)	44,267	(48,530)	(4,263)
Fidelity® VIP Mid Cap Initial Class	21,964	(47,452)	(25,488)	26,363	(60,541)	(34,178)
Fidelity® VIP Value Strategies Initial Class	45,098	(51,824)	(6,726)	25,380	(18,654)	6,726
NVIT Developing Markets Class II Shares	—	(8,924)	(8,924)	—	(3,779)	(3,779)
TA Asset Allocation - Conservative Initial Class	—	—	—	—	—	—
TA Asset Allocation - Growth Initial Class	—	(22)	(22)	—	(22)	(22)
TA Asset Allocation - Moderate Initial Class	—	(20)	(20)	—	(22)	(22)
TA Asset Allocation - Moderate Growth Initial Class	—	—	—	—	—	—
TA Barrow Hanley Dividend Focused Initial Class	13,584	(23,784)	(10,200)	30,347	(936)	29,411
TA Clarion Global Real Estate Securities Initial Class	6,403	(28,134)	(21,731)	29,921	(1,863)	28,058

19

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Enhanced Index Initial Class	—	—	—	—	—	—
TA Managed Risk - Balanced ETF Initial Class	—	—	—	—	(145,071)	(145,071)
TA Managed Risk - Growth ETF Initial Class	—	—	—	—	—	—
TA MFS International Equity Initial Class	46,147	(48,430)	(2,283)	109	(1,790)	(1,681)
TA Morgan Stanley Capital Growth Initial Class	—	—	—	—	—	—
TA Morgan Stanley Mid-Cap Growth Initial Class	—	(1,316)	(1,316)	1,316	—	1,316
TA Multi-Managed Balanced Initial Class	18,198	(18,772)	(574)	79,613	(88,220)	(8,607)
TA PIMCO Total Return Initial Class	25,751	(57,353)	(31,602)	66,645	(20,439)	46,206
TA Systematic Small/Mid Cap Value Initial Class	2,916	(8,972)	(6,056)	6,056	—	6,056
TA T. Rowe Price Small Cap Initial Class	47,898	(11,979)	35,919	17,949	(14,764)	3,185
TA TS&W International Equity Initial Class	—	(2,501)	(2,501)	104	(1,971)	(1,867)
TA WMC US Growth Initial Class	3,199	(11,510)	(8,311)	6,867	(1,079)	5,788
Vanguard® Equity Index	233,035	(160,195)	72,840	227,976	(170,521)	57,455
Vanguard® International	391,708	(41,736)	349,972	29,221	(3,249)	25,972
Vanguard® Mid-Cap Index	141,873	(97,264)	44,609	115,684	(60,971)	54,713
Vanguard® REIT Index	91,874	(84,348)	7,526	62,113	(60,323)	1,790
Vanguard® Short-Term Investment Grade	476,271	(35,557)	440,714	54,278	(57,861)	(3,583)
Vanguard® Total Bond Market Index	382,555	(340,959)	41,596	303,976	(54,536)	249,440
Wanger International	5,297	(7,343)	(2,046)	3,184	(508)	2,676
Wanger USA	24,608	(6,293)	18,315	140	(2,821)	(2,681)
WFVT Small Cap Value Class 2 Shares	19,688	(462)	19,226	—	—	—

20

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Global Thematic Growth Class B Shares
12/31/2015	—	$1.29	to	$1.26	$—	—%	0.55%	to	0.75%	2.09%	to	1.88%
12/31/2014	—	1.26	to	1.24	—	—	0.55	to	0.75	4.23	to	4.03
12/31/2013	—	1.21	to	1.19	—	—	0.55	to	0.75	22.25	to	22.01
12/31/2012	—	0.99	to	0.98	—	—	0.55	to	0.75	12.62	to	12.39
12/31/2011	—	0.88	to	0.87	—	—	0.55	to	0.75	(23.83)	to	(23.98)
AB Growth Class B Shares
12/31/2015	—	1.70	to	1.67	—	—	0.55	to	0.75	8.22	to	8.01
12/31/2014	—	1.57	to	1.54	—	—	0.55	to	0.75	12.35	to	12.12
12/31/2013	—	1.40	to	1.38	—	—	0.55	to	0.75	32.99	to	32.73
12/31/2012	—	1.05	to	1.04	—	—	0.55	to	0.75	12.99	to	12.73
12/31/2011	—	0.93	to	0.92	—	—	0.55	to	0.75	0.42	to	0.22
AB Large Cap Growth Class B Shares
12/31/2015	—	1.83	to	1.79	—	—	0.55	to	0.75	10.25	to	10.03
12/31/2014	—	1.66	to	1.63	—	—	0.55	to	0.75	13.22	to	12.99
12/31/2013	—	1.47	to	1.44	—	—	0.55	to	0.75	36.25	to	35.98
12/31/2012	—	1.08	to	1.06	—	—	0.55	to	0.75	16.06	to	15.83
12/31/2011	—	0.93	to	0.92	—	—	0.55	to	0.75	(4.28)	to	(4.47)
Columbia - Small Company Growth Class 1 Shares
12/31/2015	—	1.55	to	1.52	—	—	0.55	to	0.75	3.26	to	3.05
12/31/2014	—	1.50	to	1.48	—	—	0.55	to	0.75	(5.16)	to	(5.35)
12/31/2013	4,623	1.58	to	1.56	7,291	0.10	0.55	to	0.75	39.70	to	39.42
12/31/2012	5,539	1.13	to	1.12	6,256	—	0.55	to	0.75	11.39	to	11.17
12/31/2011	5,563	1.02	to	1.01	5,643	—	0.55	to	0.75	(6.06)	to	(6.25)
DFA VA Global Bond
12/31/2015	1,279,791	1.37	to	1.34	1,739,752	1.51	0.55	to	0.75	0.99	to	0.79
12/31/2014	1,480,875	1.35	to	1.33	1,998,524	2.18	0.55	to	0.75	2.32	to	2.12
12/31/2013	1,325,356	1.32	to	1.30	1,748,928	0.46	0.55	to	0.75	(0.90)	to	(1.09)
12/31/2012	1,161,503	1.33	to	1.31	1,547,417	1.74	0.55	to	0.75	4.28	to	4.07
12/31/2011	871,950	1.28	to	1.26	1,114,294	2.59	0.55	to	0.75	3.94	to	3.73
DFA VA International Small
12/31/2015	360,585	1.51	to	1.48	543,555	1.98	0.55	to	0.75	5.23	to	5.03
12/31/2014	399,773	1.44	to	1.41	573,328	2.10	0.55	to	0.75	(6.29)	to	(6.48)
12/31/2013	362,781	1.53	to	1.51	555,535	2.61	0.55	to	0.75	26.38	to	26.12
12/31/2012	285,691	1.21	to	1.20	346,339	2.97	0.55	to	0.75	18.76	to	18.52
12/31/2011	203,729	1.02	to	1.01	208,078	2.44	0.55	to	0.75	(15.29)	to	(15.46)
DFA VA International Value
12/31/2015	830,630	1.12	to	1.09	921,805	3.53	0.55	to	0.75	(7.47)	to	(7.65)
12/31/2014	626,290	1.21	to	1.19	753,892	3.88	0.55	to	0.75	(7.67)	to	(7.85)
12/31/2013	550,280	1.31	to	1.29	717,690	2.87	0.55	to	0.75	20.99	to	20.75
12/31/2012	430,743	1.08	to	1.07	464,571	3.52	0.55	to	0.75	16.34	to	16.11
12/31/2011	403,343	0.93	to	0.92	374,129	2.73	0.55	to	0.75	(17.40)	to	(17.57)
DFA VA Short-Term Fixed
12/31/2015	585,232	1.13	to	1.11	660,119	0.30	0.55	to	0.75	(0.24)	to	(0.45)
12/31/2014	629,162	1.14	to	1.12	711,930	0.20	0.55	to	0.75	(0.40)	to	(0.60)
12/31/2013	477,659	1.14	to	1.12	542,952	0.30	0.55	to	0.75	(0.29)	to	(0.49)
12/31/2012	288,200	1.14	to	1.13	328,884	0.50	0.55	to	0.75	0.29	to	0.09
12/31/2011	353,815	1.14	to	1.13	403,210	0.37	0.55	to	0.75	(0.11)	to	(0.31)

21

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
DFA VA U.S. Large Value
12/31/2015	1,395,439	$1.74	to	$1.71	$2,419,491	2.23%	0.55%	to	0.75%	(3.94)%	to	(4.13)%
12/31/2014	1,201,566	1.81	to	1.78	2,172,240	1.94	0.55	to	0.75	8.49	to	8.27
12/31/2013	1,060,184	1.67	to	1.65	1,767,588	1.59	0.55	to	0.75	40.05	to	39.77
12/31/2012	881,972	1.19	to	1.18	1,050,586	2.27	0.55	to	0.75	21.27	to	21.03
12/31/2011	672,126	0.98	to	0.97	660,730	1.49	0.55	to	0.75	(3.95)	to	(4.14)
DFA VA U.S. Targeted Value
12/31/2015	584,356	1.53	to	1.50	891,376	1.35	0.55	to	0.75	(5.75)	to	(5.94)
12/31/2014	515,203	1.63	to	1.60	834,131	0.92	0.55	to	0.75	3.14	to	2.93
12/31/2013	541,235	1.58	to	1.55	849,972	0.86	0.55	to	0.75	43.84	to	43.55
12/31/2012	533,887	1.10	to	1.08	583,275	1.64	0.55	to	0.75	19.45	to	19.22
12/31/2011	425,282	0.92	to	0.91	389,705	0.69	0.55	to	0.75	(5.07)	to	(5.26)
Dreyfus Socially Responsible Growth Service Shares
12/31/2015	—	1.81	to	1.77	—	—	0.55	to	0.75	(3.94)	to	(4.13)
12/31/2014	—	1.88	to	1.85	—	—	0.55	to	0.75	12.51	to	12.29
12/31/2013	—	1.67	to	1.64	—	—	0.55	to	0.75	33.26	to	33.00
12/31/2012	—	1.25	to	1.24	—	—	0.55	to	0.75	11.08	to	10.86
12/31/2011	—	1.13	to	1.12	—	—	0.55	to	0.75	0.10	to	(0.10)
Dreyfus VIF Appreciation Service Shares
12/31/2015	—	1.75	to	1.72	—	—	0.55	to	0.75	(3.25)	to	(3.44)
12/31/2014	—	1.81	to	1.78	—	—	0.55	to	0.75	7.24	to	7.02
12/31/2013	—	1.69	to	1.66	—	—	0.55	to	0.75	20.17	to	19.93
12/31/2012	—	1.41	to	1.39	—	—	0.55	to	0.75	9.53	to	9.31
12/31/2011	—	1.28	to	1.27	—	—	0.55	to	0.75	8.15	to	7.93
Federated Fund for U.S. Government Securities II
12/31/2015	110,869	1.36	to	1.33	150,389	2.22	0.55	to	0.75	(0.03)	to	(0.23)
12/31/2014	70,430	1.36	to	1.33	95,520	2.34	0.55	to	0.75	4.05	to	3.84
12/31/2013	46,750	1.31	to	1.29	60,909	3.12	0.55	to	0.75	(2.59)	to	(2.78)
12/31/2012	43,752	1.34	to	1.32	58,539	3.76	0.55	to	0.75	2.41	to	2.20
12/31/2011	52,280	1.31	to	1.29	68,307	3.48	0.55	to	0.75	5.20	to	4.99
Federated High Income Bond II Primary Shares
12/31/2015	85,987	1.80	to	1.76	152,129	5.39	0.55	to	0.75	(3.11)	to	(3.30)
12/31/2014	78,137	1.86	to	1.82	142,741	5.65	0.55	to	0.75	2.13	to	1.93
12/31/2013	73,639	1.82	to	1.79	131,891	5.33	0.55	to	0.75	6.40	to	6.19
12/31/2012	44,953	1.71	to	1.68	75,855	2.27	0.55	to	0.75	14.07	to	13.84
12/31/2011	21,374	1.50	to	1.48	31,920	7.50	0.55	to	0.75	4.59	to	4.39
Federated Managed Tail Risk II Primary Shares
12/31/2015	—	1.19	to	1.18	—	—	0.55	to	0.75	(6.80)	to	(6.99)
12/31/2014	—	1.28	to	1.27	—	—	0.55	to	0.75	(1.51)	to	(1.70)
12/31/2013	—	1.30	to	1.29	—	—	0.55	to	0.75	15.82	to	15.59
12/31/2012	—	1.12	to	1.11	—	—	0.55	to	0.75	9.57	to	9.35
12/31/2011	4,201	1.02	to	1.02	4,291	0.69	0.55	to	0.75	(5.81)	to	(6.00)
Federated Managed Volatility II
12/31/2015	1,206	1.78	to	1.74	2,145	4.28	0.55	to	0.75	(8.06)	to	(8.25)
12/31/2014	1,211	1.93	to	1.90	2,343	3.22	0.55	to	0.75	3.34	to	3.14
12/31/2013	1,216	1.87	to	1.84	2,276	2.85	0.55	to	0.75	21.08	to	20.84
12/31/2012	1,221	1.55	to	1.53	1,889	2.94	0.55	to	0.75	12.93	to	12.70
12/31/2011	1,227	1.37	to	1.35	1,681	3.79	0.55	to	0.75	4.20	to	4.00
Federated Prime Money II
12/31/2015	82,737	1.07	to	1.04	88,106	0.00	0.55	to	0.75	(0.54)	to	(0.74)
12/31/2014	576,443	1.07	to	1.05	617,290	—	0.55	to	0.75	(0.54)	to	(0.75)
12/31/2013	245,505	1.08	to	1.06	264,333	—	0.55	to	0.75	(0.54)	to	(0.75)
12/31/2012	245,505	1.08	to	1.07	265,781	—	0.55	to	0.75	(0.54)	to	(0.75)
12/31/2011	253,662	1.09	to	1.08	276,089	—	0.55	to	0.75	(0.54)	to	(0.74)

22

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Contrafund® Initial Class
12/31/2015	112,041	$1.78	to	$1.75	$197,314	1.18%	0.55%	to	0.75%	0.12%	to	(0.08)%
12/31/2014	120,311	1.78	to	1.75	212,948	1.01	0.55	to	0.75	11.33	to	11.11
12/31/2013	124,574	1.60	to	1.57	198,218	1.33	0.55	to	0.75	30.57	to	30.31
12/31/2012	77,775	1.22	to	1.21	95,177	1.10	0.55	to	0.75	15.78	to	15.54
12/31/2011	106,548	1.06	to	1.05	112,627	1.07	0.55	to	0.75	(3.06)	to	(3.25)
Fidelity® VIP Mid Cap Initial Class
12/31/2015	—	1.84	to	1.80	—	—	0.55	to	0.75	(1.93)	to	(2.12)
12/31/2014	25,488	1.87	to	1.84	46,882	0.23	0.55	to	0.75	5.70	to	5.50
12/31/2013	59,666	1.77	to	1.74	104,031	0.99	0.55	to	0.75	35.49	to	35.22
12/31/2012	—	1.31	to	1.29	—	—	0.55	to	0.75	14.20	to	13.97
12/31/2011	—	1.14	to	1.13	—	—	0.55	to	0.75	(11.10)	to	(11.28)
Fidelity® VIP Value Strategies Initial Class
12/31/2015	—	1.70	to	1.67	—	—	0.55	to	0.75	(3.52)	to	(3.71)
12/31/2014	6,726	1.76	to	1.73	11,652	0.91	0.55	to	0.75	6.21	to	6.00
12/31/2013	—	1.66	to	1.63	—	—	0.55	to	0.75	29.78	to	29.52
12/31/2012	—	1.28	to	1.26	—	—	0.55	to	0.75	26.58	to	26.33
12/31/2011	—	1.01	to	1.00	—	—	0.55	to	0.75	(9.30)	to	(9.48)
NVIT Developing Markets Class II Shares
12/31/2015	16,263	0.92	to	0.91	15,003	0.98	0.55	to	0.75	(16.78)	to	(16.94)
12/31/2014	25,187	1.11	to	1.09	27,928	0.84	0.55	to	0.75	(6.36)	to	(6.55)
12/31/2013	28,966	1.18	to	1.17	34,305	0.99	0.55	to	0.75	(0.52)	to	(0.71)
12/31/2012	29,027	1.19	to	1.17	34,557	0.09	0.55	to	0.75	16.14	to	15.91
12/31/2011	48,227	1.03	to	1.01	49,443	0.30	0.55	to	0.75	(22.83)	to	(22.98)
TA Asset Allocation - Conservative Initial Class
12/31/2015	—	1.40	to	1.37	—	—	0.55	to	0.75	(2.49)	to	(2.69)
12/31/2014	—	1.44	to	1.41	—	—	0.55	to	0.75	1.63	to	1.43
12/31/2013	—	1.41	to	1.39	—	—	0.55	to	0.75	8.77	to	8.55
12/31/2012	68,233	1.30	to	1.28	87,417	4.25	0.55	to	0.75	2.09	to	1.89
12/31/2011	1,123,220	1.22	to	1.20	1,360,372	3.04	0.55	to	0.75	8.34	to	8.12
TA Asset Allocation - Growth Initial Class
12/31/2015	31,571	1.38	to	1.36	43,434	1.65	0.55	to	0.75	(2.47)	to	(2.66)
12/31/2014	31,593	1.42	to	1.39	44,586	2.36	0.55	to	0.75	2.17	to	1.96
12/31/2013	31,615	1.39	to	1.37	43,692	1.23	0.55	to	0.75	26.12	to	25.87
12/31/2012	31,638	1.10	to	1.09	34,687	1.09	0.55	to	0.75	11.98	to	11.75
12/31/2011	136,708	0.98	to	0.97	133,916	1.22	0.55	to	0.75	(5.93)	to	(6.12)
TA Asset Allocation - Moderate Initial Class
12/31/2015	190,052	1.43	to	1.41	272,316	2.04	0.55	to	0.75	(2.76)	to	(2.95)
12/31/2014	190,072	1.47	to	1.45	280,091	2.25	0.55	to	0.75	2.20	to	2.00
12/31/2013	190,094	1.44	to	1.42	274,090	2.22	0.55	to	0.75	12.88	to	12.66
12/31/2012	260,250	1.28	to	1.26	331,242	3.18	0.55	to	0.75	8.83	to	8.62
12/31/2011	625,084	1.17	to	1.16	731,559	2.34	0.55	to	0.75	0.04	to	(0.16)
TA Asset Allocation - Moderate Growth Initial Class
12/31/2015	252,832	1.41	to	1.38	354,564	2.21	0.55	to	0.75	(2.77)	to	(2.96)
12/31/2014	252,832	1.45	to	1.42	364,839	2.71	0.55	to	0.75	2.01	to	1.81
12/31/2013	252,832	1.42	to	1.40	357,825	2.22	0.55	to	0.75	18.73	to	18.49
12/31/2012	397,637	1.20	to	1.18	474,225	2.50	0.55	to	0.75	10.04	to	9.82
12/31/2011	397,637	1.09	to	1.07	431,182	2.20	0.55	to	0.75	(2.55)	to	(2.74)
TA Barrow Hanley Dividend Focused Initial Class
12/31/2015	19,211	1.73	to	1.71	33,300	1.05	0.55	to	0.75	(4.12)	to	(4.31)
12/31/2014	29,411	1.81	to	1.79	52,739	2.22	0.55	to	0.75	11.56	to	11.33
12/31/2013	—	1.62	to	1.61	—	—	0.55	to	0.75	29.53	to	29.27
12/31/2012	—	1.25	to	1.24	—	—	0.55	to	0.75	11.11	to	10.89
12/31/2011	—	1.13	to	1.12	—	—	0.55	to	0.75	2.17	to	1.97

23

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Clarion Global Real Estate Securities Initial Class
12/31/2015	23,395	$1.44	to	$1.42	$33,676	4.05%	0.55%	to	0.75%	(1.14)%	to	(1.34)%
12/31/2014	45,126	1.46	to	1.44	65,167	1.16	0.55	to	0.75	12.94	to	12.72
12/31/2013	17,068	1.29	to	1.27	22,002	5.39	0.55	to	0.75	3.33	to	3.12
12/31/2012	18,208	1.25	to	1.23	22,725	3.55	0.55	to	0.75	24.56	to	24.32
12/31/2011	18,382	1.00	to	0.99	18,426	6.35	0.55	to	0.75	(6.25)	to	(6.44)
TA JPMorgan Enhanced Index Initial Class
12/31/2015	11,968	1.86	to	1.83	22,300	0.97	0.55	to	0.75	(0.62)	to	(0.82)
12/31/2014	11,968	1.87	to	1.84	22,440	0.82	0.55	to	0.75	13.56	to	13.34
12/31/2013	11,968	1.65	to	1.63	19,760	0.77	0.55	to	0.75	31.79	to	31.53
12/31/2012	30,676	1.25	to	1.24	38,431	1.14	0.55	to	0.75	15.71	to	15.48
12/31/2011	30,676	1.08	to	1.07	33,213	1.22	0.55	to	0.75	0.19	to	(0.01)
TA Managed Risk - Balanced ETF Initial Class
12/31/2015	198,735	1.31	to	1.29	260,277	1.38	0.55	to	0.75	(2.04)	to	(2.23)
12/31/2014	198,735	1.34	to	1.32	265,688	1.05	0.55	to	0.75	4.24	to	4.03
12/31/2013	343,806	1.28	to	1.27	438,865	1.36	0.55	to	0.75	11.15	to	10.93
12/31/2012	198,735	1.15	to	1.14	229,317	1.31	0.55	to	0.75	8.07	to	7.86
12/31/2011	198,735	1.07	to	1.06	212,184	1.23	0.55	to	0.75	1.01	to	0.81
TA Managed Risk - Growth ETF Initial Class
12/31/2015	—	1.31	to	1.29	—	—	0.55	to	0.75	(3.70)	to	(3.89)
12/31/2014	—	1.36	to	1.34	—	—	0.55	to	0.75	3.60	to	3.39
12/31/2013	—	1.31	to	1.29	—	—	0.55	to	0.75	18.44	to	18.20
12/31/2012	—	1.11	to	1.09	—	—	0.55	to	0.75	11.18	to	10.95
12/31/2011	—	0.99	to	0.99	—	—	0.55	to	0.75	(1.40)	to	(1.59)
TA MFS International Equity Initial Class
12/31/2015	4,641	1.40	to	1.37	6,448	5.27	0.55	to	0.75	(0.47)	to	(0.67)
12/31/2014	6,924	1.40	to	1.38	9,682	0.99	0.55	to	0.75	(5.69)	to	(5.88)
12/31/2013	8,605	1.49	to	1.46	12,768	1.17	0.55	to	0.75	17.45	to	17.21
12/31/2012	8,440	1.27	to	1.25	10,664	1.66	0.55	to	0.75	21.48	to	21.24
12/31/2011	8,875	1.04	to	1.03	9,233	1.15	0.55	to	0.75	(10.55)	to	(10.73)
TA Morgan Stanley Capital Growth Initial Class
12/31/2015	—	2.19	to	2.14	—	—	0.55	to	0.75	11.18	to	10.96
12/31/2014	—	1.97	to	1.93	—	—	0.55	to	0.75	5.42	to	5.21
12/31/2013	—	1.87	to	1.84	—	—	0.55	to	0.75	47.44	to	47.15
12/31/2012	—	1.27	to	1.25	—	—	0.55	to	0.75	14.91	to	14.68
12/31/2011	—	1.10	to	1.09	—	—	0.55	to	0.75	(6.32)	to	(6.51)
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2015	—	1.87	to	1.83	—	—	0.55	to	0.75	(5.55)	to	(5.74)
12/31/2014	1,316	1.98	to	1.94	2,553	—	0.55	to	0.75	(0.53)	to	(0.73)
12/31/2013	—	1.99	to	1.96	—	—	0.55	to	0.75	38.38	to	38.11
12/31/2012	—	1.44	to	1.42	—	—	0.55	to	0.75	8.48	to	8.27
12/31/2011	—	1.32	to	1.31	—	—	0.55	to	0.75	(7.22)	to	(7.40)
TA Multi-Managed Balanced Initial Class
12/31/2015	92,329	1.70	to	1.68	156,395	1.34	0.55	to	0.75	(0.33)	to	(0.53)
12/31/2014	92,903	1.70	to	1.69	157,974	1.25	0.55	to	0.75	10.20	to	9.98
12/31/2013	101,510	1.55	to	1.54	156,705	1.60	0.55	to	0.75	17.45	to	17.21
12/31/2012	101,595	1.32	to	1.31	133,605	1.76	0.55	to	0.75	11.95	to	11.73
12/31/2011	11,756	1.18	to	1.17	13,817	2.35	0.55	to	0.75	3.47	to	3.26
TA PIMCO Total Return Initial Class
12/31/2015	186,187	1.53	to	1.50	284,100	2.57	0.55	to	0.75	0.14	to	(0.06)
12/31/2014	217,789	1.53	to	1.50	330,737	2.04	0.55	to	0.75	4.10	to	3.89
12/31/2013	171,583	1.47	to	1.44	251,155	2.16	0.55	to	0.75	(3.08)	to	(3.27)
12/31/2012	177,733	1.51	to	1.49	268,490	4.09	0.55	to	0.75	6.96	to	6.74
12/31/2011	183,488	1.41	to	1.40	259,180	2.36	0.55	to	0.75	5.69	to	5.48

24

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Systematic Small/Mid Cap Value Initial Class
12/31/2015	—	$1.68	to	$1.66	$—	—%	0.55%	to	0.75%	(3.05)%	to	(3.24)%
12/31/2014	6,056	1.74	to	1.71	10,370	—	0.55	to	0.75	4.65	to	4.44
12/31/2013	—	1.66	to	1.64	—	—	0.55	to	0.75	35.57	to	35.30
12/31/2012	—	1.22	to	1.21	—	—	0.55	to	0.75	15.75	to	15.52
12/31/2011	—	1.06	to	1.05	—	—	0.55	to	0.75	(3.19)	to	(3.38)
TA T. Rowe Price Small Cap Initial Class
12/31/2015	45,733	2.19	to	2.15	99,350	—	0.55	to	0.75	1.87	to	1.67
12/31/2014	9,814	2.15	to	2.11	21,061	—	0.55	to	0.75	5.97	to	5.76
12/31/2013	6,629	2.03	to	2.00	13,429	0.06	0.55	to	0.75	43.28	to	43.00
12/31/2012	4,451	1.42	to	1.40	6,302	—	0.55	to	0.75	15.06	to	14.83
12/31/2011	4,647	1.23	to	1.22	5,718	—	0.55	to	0.75	1.14	to	0.94
TA TS&W International Equity Initial Class
12/31/2015	—	1.27	to	1.25	—	3.31	0.55	to	0.75	0.76	to	0.56
12/31/2014	2,501	1.26	to	1.24	3,158	2.52	0.55	to	0.75	(5.70)	to	(5.89)
12/31/2013	4,368	1.34	to	1.32	5,848	1.36	0.55	to	0.75	23.66	to	23.42
12/31/2012	4,268	1.08	to	1.07	4,621	2.80	0.55	to	0.75	16.11	to	15.88
12/31/2011	11,503	0.93	to	0.92	10,726	1.33	0.55	to	0.75	(14.76)	to	(14.93)
TA WMC US Growth Initial Class
12/31/2015	22,560	1.63	to	1.59	36,516	0.66	0.55	to	0.75	6.26	to	6.05
12/31/2014	30,871	1.53	to	1.50	46,900	0.83	0.55	to	0.75	10.50	to	10.28
12/31/2013	25,083	1.38	to	1.36	34,606	1.06	0.55	to	0.75	31.74	to	31.48
12/31/2012	25,032	1.05	to	1.04	26,226	0.30	0.55	to	0.75	12.55	to	12.32
12/31/2011	32,373	0.93	to	0.92	30,148	0.35	0.55	to	0.75	(4.26)	to	(4.45)
Vanguard® Equity Index
12/31/2015	1,030,190	1.86	to	1.83	1,901,911	1.52	0.55	to	0.75	0.71	to	0.51
12/31/2014	957,350	1.85	to	1.82	1,756,559	1.66	0.55	to	0.75	12.89	to	12.66
12/31/2013	899,895	1.64	to	1.61	1,464,744	1.66	0.55	to	0.75	31.46	to	31.20
12/31/2012	716,427	1.25	to	1.23	888,423	1.33	0.55	to	0.75	15.22	to	14.99
12/31/2011	412,525	1.08	to	1.07	445,553	1.50	0.55	to	0.75	1.38	to	1.18
Vanguard® International
12/31/2015	544,432	1.12	to	1.11	607,860	0.95	0.55	to	0.75	(1.31)	to	(1.51)
12/31/2014	194,460	1.14	to	1.12	219,142	1.37	0.55	to	0.75	(6.57)	to	(6.75)
12/31/2013	168,488	1.22	to	1.20	203,429	1.14	0.55	to	0.75	22.58	to	22.34
12/31/2012	116,489	0.99	to	0.98	114,971	0.68	0.55	to	0.75	19.48	to	19.24
12/31/2011	26,827	0.83	to	0.83	22,339	0.09	0.55	to	0.75	(14.01)	to	(14.18)
Vanguard® Mid-Cap Index
12/31/2015	378,895	1.92	to	1.88	721,371	1.07	0.55	to	0.75	(1.97)	to	(2.17)
12/31/2014	334,286	1.96	to	1.92	649,965	0.81	0.55	to	0.75	12.97	to	12.75
12/31/2013	279,573	1.73	to	1.71	481,738	1.08	0.55	to	0.75	34.19	to	33.92
12/31/2012	230,632	1.29	to	1.27	296,223	0.61	0.55	to	0.75	15.18	to	14.95
12/31/2011	85,396	1.12	to	1.11	95,682	0.76	0.55	to	0.75	(2.57)	to	(2.76)
Vanguard® REIT Index
12/31/2015	242,298	1.79	to	1.76	431,930	1.72	0.55	to	0.75	1.66	to	1.46
12/31/2014	234,772	1.76	to	1.73	411,979	3.27	0.55	to	0.75	29.40	to	29.14
12/31/2013	232,982	1.36	to	1.34	316,275	2.45	0.55	to	0.75	1.77	to	1.57
12/31/2012	242,361	1.34	to	1.32	322,146	1.03	0.55	to	0.75	16.81	to	16.58
12/31/2011	89,788	1.15	to	1.13	102,675	1.50	0.55	to	0.75	7.85	to	7.63
Vanguard® Short-Term Investment Grade
12/31/2015	924,043	1.35	to	1.32	1,238,984	1.27	0.55	to	0.75	0.57	to	0.37
12/31/2014	483,329	1.34	to	1.32	644,539	1.70	0.55	to	0.75	1.20	to	1.00
12/31/2013	486,912	1.32	to	1.30	641,026	2.07	0.55	to	0.75	0.52	to	0.32
12/31/2012	380,533	1.32	to	1.30	499,355	2.19	0.55	to	0.75	3.84	to	3.64
12/31/2011	285,117	1.27	to	1.25	360,860	3.21	0.55	to	0.75	1.46	to	1.26

25

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Total Bond Market Index
12/31/2015	1,217,345	$1.46	to	$1.43	$1,769,650	2.14%	0.55%	to	0.75%	(0.21)%	to	(0.41)%
12/31/2014	1,175,749	1.46	to	1.44	1,714,572	2.22	0.55	to	0.75	5.31	to	5.10
12/31/2013	926,309	1.39	to	1.37	1,283,967	2.52	0.55	to	0.75	(2.82)	to	(3.02)
12/31/2012	619,968	1.43	to	1.41	884,318	2.18	0.55	to	0.75	3.45	to	3.25
12/31/2011	381,235	1.38	to	1.37	526,583	3.14	0.55	to	0.75	7.06	to	6.85
Wanger International
12/31/2015	14,510	1.71	to	1.68	24,791	1.40	0.55	to	0.75	(0.45)	to	(0.65)
12/31/2014	16,556	1.72	to	1.69	28,467	1.57	0.55	to	0.75	(4.93)	to	(5.11)
12/31/2013	13,880	1.81	to	1.78	25,119	2.56	0.55	to	0.75	21.70	to	21.46
12/31/2012	15,531	1.49	to	1.47	23,097	1.22	0.55	to	0.75	20.90	to	20.65
12/31/2011	16,368	1.23	to	1.22	20,134	6.11	0.55	to	0.75	(15.09)	to	(15.26)
Wanger USA
12/31/2015	43,025	1.76	to	1.72	75,197	—	0.55	to	0.75	(1.15)	to	(1.35)
12/31/2014	24,710	1.78	to	1.75	43,756	—	0.55	to	0.75	4.21	to	4.00
12/31/2013	27,391	1.70	to	1.68	46,570	0.15	0.55	to	0.75	33.02	to	32.76
12/31/2012	42,757	1.28	to	1.26	54,711	0.32	0.55	to	0.75	19.36	to	19.12
12/31/2011	43,652	1.07	to	1.06	46,809	—	0.55	to	0.75	(4.02)	to	(4.21)
WFVT Small Cap Value Class 2 Shares
12/31/2015	22,462	1.18	to	1.15	25,956	0.15	0.55	to	0.75	(11.12)	to	(11.30)
12/31/2014	3,236	1.32	to	1.30	4,278	0.35	0.55	to	0.75	3.89	to	3.68
12/31/2013	3,236	1.27	to	1.25	4,118	—	0.55	to	0.75	14.13	to	13.90
12/31/2012	—	1.12	to	1.10	—	—	0.55	to	0.75	13.37	to	13.14
12/31/2011	—	0.98	to	0.97	—	—	0.55	to	0.75	(7.77)	to	(7.95)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

26

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

6.	Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $30, proportionately from the subaccounts’ unit values. An annual charge ranging from .40% to .60% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7.	Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

27

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2015

8.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9.	Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

28

PART	C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a)	Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 8.

(2)		Not Applicable.

(3)	(a)	Amended and Reinstated Principal Underwriting Agreement. Note 14.

(3)	(a)(1)	Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement. Note 14

(3)	(a)(2)	Amendment No. 2 and Novation to the Amended and Restated Principal Underwriting Agreement. Note 18

(3)	(a)(3)	Amended and Restated Principal Underwriting Agreement. Note 30.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 2.

	(c)	Form of Life Insurance Company Product Sales Agreement Note 20

(4)	(a)	Form of Rider. Note 14.

(5)	(a)	Form of Application. Note 36.

(6)	(a)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 1.

(6)	(a)(1)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 27.

	(b)	ByLaws of Transamerica Financial Life Insurance Company. Note 1.

(6)	(b)(1)	Bylaws of Transamerica Financial Life Insurance Company Note 28.

(7)		Reinsurance Agreement (Swiss RE). Note 23

(8)	(a)	Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 2.

(8)	(a)(1)	Amendment No. 16 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 3.

(8)	(a)(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 4.

(8)	(a)(3)	Amendment No. 30 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 5.

(8)	(a)(4)	Amendment No. 31 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 9.

(8)	(a)(5)	Amendment No. 32 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 14.

(8)	(a)(6)	Amendment No. 36 to Participation Agreement (TST) Note 21

(8)	(a)(7)	Amendment No. 38 to Participation Agreement (TST). Note 23.

(8)	(a)(8)	Amendment No. 42 to Participation Agreement (TST). Note 24.

(8)	(a)(9)	Amendment No. 43 to Participation Agreement (TST). Note 25

(8)	(a)(10)	Amendment to No. 44 to Participation Agreement (TST). Note 26.

(8)	(a)(11)	Participation Agreement (TST). Note 30.

(8)	(a)(12)	Amendment No. 1 to Participation Agreement (TST). Note 33

(8)	(a)(13)	Schedule A Revision 9-3-2013 (TST). Note 35

(8)	(a)(14)	Schedule A Revision 9-18-2013 (TST). Note 34

(8)	(a)(15)	Schedule A Revision 10-31-2013 (TST). Note 34

(8)	(a)(16)	Schedule A Revision 5-1-2014 (TST). Note 35

(8)	(a)(17)	Amendment No. 2 to Participation Agreement (TST). Note 36

(8)	(a)(18)	Schedule A Revision 5-1-2015 (TST). Note 36

(8)	(a)(19)	Schedule A Revision 7-1-2015 (TST). Note 37

(8)	(a)(20)	Schedule A Revision 12-18-2015 (TST). Note 37

(8)	(a)(21)	Schedule A Revision 3-21-2016 (TST). Note 37

(8)	(a)(22)	Schedule A Revision 5-1-2016 (TST). Note 37

(8)	(b)	Participation Agreement (Alliance). Note 10.

(8)	(b)(1)	Amendment No. 1 to Participation Agreement (AllianceBernstein). Note 14

(8)	(b)(2)	Amendment to Participation Agreement (AllianceBernstein). Note 30.

(8)	(b)(3)	Amendment No. 9 to Participation Agreement (AllianceBernstein). Note 36

(8)	(b)(4)	Schedule A Revision 5-1-2015 (AllianceBernstein). Note 36

(8)	(c)	Participation Agreement (Credit Suisse). Note 11

(8)	(c)(1)	Restatement of Participation Agreement (Credit Suisse). Note 14

(8)	(c)(2)	Amendment No. 1 to Participation Agreement (Credit Suisse). Note 14

(8)	(c)(3)	Amendment No. 2 to Participation Agreement (Credit Suisse). Note 14

(8)	(d)	Participation Agreement (DFA) Note.14

(8)	(d)(1)	Amendment No. 2 to Participation Agreement (DFA). Note 35

(8)	(e)	Participation Agreement (Dreyfus). Note 12

(8)	(e)(1)	Amendment No. 6 to the Fund Participation Agreement (Dreyfus). Note 14

(8)	(e)(2)	Amendment No. 11 to Participation Agreement (Dreyfus). Note 29.

(8)	(e)(3)	Amendment No. 13 to Participation Agreement (Dreyfus). Note 35

(8)	(f)	Participation Agreement (Federated). Note 14

(8)	(f)(1)	Amendment to Fund Participation Agreement (Federated). Note 14

(8)	(f)(2)	Participation Agreement (Federated). Note 29.

(8)	(f)(3)	Amendment No. 3 (Federated). Note 37

(8)	(g)	Participation Agreement (Gartmore). Note 14

(8)	(g)(1)	Amendment No. 2 to Participation Agreement (Nationwide). Note 29.

(8)	(g)(2)	Amendment No. 3 to Participation Agreement (Nationwide). Note 35

(8)	(h)	Form of Participation Agreement (Seligman). Note 14

(8)	(i)	Participation Agreement (SteinRoe). Note 17

(8)	(i)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29.

(8)	(i)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29.

(8)	(i)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(6)	Amendment to the Agreements (Columbia Funds). Note 29.

(8)	(i)(7)	Amendment to Participation Agreement (Columbia). Note 30.

(8)	(i)(8)	Amendment to Participation Agreement (Columbia). Note 30.

(8)	(i)(9)	Amendment No. 2 to Participation Agreement (Columbia). Note 37

(8)	(i)(10)	Amendment No. 5 to Participation Agreement (Columbia). Note 37

(8)	(i)(11)	Schedule A Revision 7-10-2015 (Columbia). Note 37

(8)	(j)	Participation Agreement (Wells Fargo). Note 17

(8)	(j)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 26.

(8)	(j)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30.

(8)	(j)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo). Note 35

(8)	(j)(4)	Schedule A Revision 12-15-15 (Wells Fargo). Note 37

(8)	(j)(5)	Schedule A Revision 4-29-2016 (Wells Fargo). Note 37

(8)	(k)	Participation Agreement (Vanguard). Note 17

(8)	(k)(1)	Amendment No. 2 to Participation Agreement (Vanguard). Note 35

(8)	(l)	Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(1)	Amendment No. 5 to Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(2)	Amendment No. 8 to Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(3)	Amendment No. 9 to Participation Agreement (Fidelity VIP and VIP V). Note 32

(8)	(m)	Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(1)	Amendment No. 6 to Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(2)	Amendment No. 9 to Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(3)	Amendment No. 10 to Participation Agreement (Fidelity VIP II and VIP V). Note 31

(8)	(n)	Participation Agreement (Fidelity VIP III). Note 29.

(8)	(n)(1)	Amendment No. 4 to Participation Agreement (Fidelity VIP III). Note 29.

(8)	(n)(2)	Amendment No. 7 to Participation Agreement (Fidelity VIP III). Note 29.

(8)	(o)	Summary Prospectus Agreement (Fidelity). Note 29.

(8)	(o)(1)	Amended and Restated Participation Agreement (Fidelity). Note 35

(8)	(o)(2)	Schedule A Revision 5-1-2014 (Fidelity). Note 35

(8)	(p)	Participation Agreement (Wanger). Note 14

(8)	(p)(1)	Amendment No. 1 to Participation Agreement (Wanger). Note 14

(8)	(p)(2)	Amendment No. 2 to Participation Agreement (Wanger). Note 29.

(9)		Opinion and Consent of Counsel. Note 37.

(10)		Consent of Independent Registered Public Accounting Firm. Note 37.

(11)	Not applicable.

(12)	Not applicable.

(13)	Performance Data Calculations. Note 15.

(14)	Powers of Attorney. Note 37

Note 1.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) on October 29, 2003.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 1998.

Note 3.	Incorporated herein by reference to Initial Filing of Form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-33085) on April 27, 2001.

Note 5.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-116562) on July 26, 2004.

Note 6.	Filed with Pre-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) on October 28, 2004.

Note 7.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-104243) on April 2, 2003.

Note 8.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-122235) on January 24, 2005.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.

Note 10.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-110048) filed on December 30, 2003.

Note 11.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-65149) filed on October 1, 1998.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63086) filed on September 13, 2001.

Note 13.	Incorporated herein by reference to Initial Filing on N-4 Registration Statement (File No. 333-65151) filed on October 1, 1998.

Note 14.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) on July 1, 2005.

Note 15.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) on April 28, 2006

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-110048) filed on February 5, 2007.

Note 17.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-122235) on April 27, 2007.

Note 18.	Filed with Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 33-83560) on April 30, 2007.

Note 19.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-122235) on December 21, 2007.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) on February 15, 2008.

Note 21.	Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2008.

Note 22.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-147041) filed on August 7, 2008.

Note 23.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-122235) filed on April 28, 2009.

Note 24.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2010.

Note 25.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010

Note 26.	Filed with Post - Effective Amendment No. 10 to Form N-4 Registration (File No. 333 - 122235) filed on April 27, 2011.

Note 27.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 28.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 29.	Filed with Post - Effective Amendment No. 11 to Form N-4 Registration (File No. 333 - 122235) filed on April 25, 2012.

Note 30.	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333 - 122235) filed on April 25, 2013.

Note 31.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-189436) filed on September 11, 2013.

Note 32.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-83560) on October 25, 2013.

Note 33.	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) on August 16, 2013.

Note 34.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189436) on October 2, 2013.

Note 35.	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (333-122235) on April 21, 2014.

Note 36.	Filed with Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-122235) on April 30, 2015.

Note 37.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

William Brown, Jr. 14 Windward Avenue White Plains, NY 10605	Director

Eric Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Controller

Peter P. Post 36 Breckridge Dr. Greenwich, CT 06830	Director

Blake Bostwick 1801 California St. Denver, Co. 80202	Director, Chairman of the Board, and President

Jason Orlandi 100 Light St. Baltimore, MD. 21202	Director, Senior Vice President, Secretary and General Counsel

C. Michiel van Katwijk 100 Light St. Baltimore, MD 21202	Treasurer, Senior Vice President and Director

Mark Mullin 100 Light St. Baltimore, MD 21202	Director

David Schulz 4333 Edgewood Rd. NE Cedar Rapids, Ia. 52499	Director, Chief Tax Officer and Senior Vice President

Richard M. Schapiro 33 Tompkins Rd. Scarsdale, NY 10583	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	100% Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (87.8282%) ; Transamerica Premier Life Insurance Company (12.1718%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments III, LLC	Delaware	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Sole Member: Garnet Community Investments XLIII, LLC	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Sole Member - Garnet Community Investments XLVI, LLC	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware	Sole Member: Garnet Community Investments XLVII, LLC	Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	100% Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	100% Investors Warranty of America, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	100% Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware

Members: Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.

Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ~~73.4%~~); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Commonwealth General Corporation	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	AUSA Holding, LLC - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	100% AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (74.22%~~)~~; Transamerica Premier Life Insurance Company (16.31%); Transamerica Financial Life Insurance Company (9.47%) Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of March 31, 2016 there were 92 Contract owners.

Item 28.	Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, Transamerica Partners Variable Funds and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

William McCauley	(6)	Director, Vice President and Chief Financial Officer

David W. Hopewell	(2)	Director

David R. Paulsen	(1)	Director, Chief Executive Officer, President and Chief Sales Officer

Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer

Rick B. Resnik	(3)	Chief Compliance Officer

Amy Angle	(5)	Assistant Vice President

Bonnie Howe	(1)	Vice President

Alison Ryan	(4)	Vice President and Assistant Secretary

Ayla Nazli	(4)	Assistant Secretary

Brenda L. Smith	(1)	Assistant Vice President

Arthur D. Woods	(6)	Assistant Vice President

Marc Cahn	(3)	Secretary

Jeffrey T. McGlaun	(5)	Assistant Treasurer

C. Michiel Van Katwijk	(5)	Treasurer

(1)	1801 California Street, Suite 5200, Denver, CO 80202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	440 Mamaroneck Avenue, Harrison, NY 10528
(6)	1150 S. Olive St., Los Angeles, CA 90015
(5)	100 Light Street, Floor B1, Baltimore, MD 21202
(6)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$ 37,260	0	0	0

(1)	Fiscal Year 2015

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4 Manhattanville Road, Purchase, NY 10577; or at Service Office, Financial Markets Group – Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 28th day of April, 2016.

TFLIC SEPARATE ACCOUNT VNY

TRANSAMERICA FINANCIAL LIFE
INSURANCE COMPANY

Depositor

*
Blake S. Bostwick
President, Director, and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director, President and Chairman of the Board	April 28, 2016

* William Brown, Jr.	Director	April 28, 2016

* Mark Mullin	Director	April 28, 2016

* Jason Orlandi	Director, Secretary, Senior Vice President and General Counsel	April 28, 2016

* Eric Martin	Controller	April 28, 2016

* Peter P. Post	Director	April 28, 2016

* C. Michiel van Katwijk	Treasurer, Senior Vice President and Director	April 28, 2016

* David Schulz	Director, Chief Tax Officer and Senior Vice President	April 28, 2016

* Richard M. Schapiro	Director	April 28, 2016

/s/ Alison Ryan Alison Ryan		April 28, 2016

*By: Alison Ryan - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 333-122235

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT VNY

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(a)(19)	Schedule A Revision 7-1-2015 (TST)

(8)(a)(20)	Schedule A Revision 12-18-2015 (TST)

(8)(a)(21)	Schedule A Revision 3-21-2016 (TST)

(8)(a)(22)	Schedule A Revision 5-1-2016 (TST)

(8)(f)(3)	Amendment No. 3 to Participation Agreement (Federated)

(8)(i)(9)	Amendment No. 2 to Participation Agreement (Columbia)

(8)(i)(10)	Amendment No. 5 to Participation Agreement (Columbia)

(8)(i)(11)	Schedule A Revision 7-10-2015 (Columbia)

(8)(j)(4)	Revised Schedule 1 12-15-2015 (Wells Fargo)

(8)(j)(5)	Revised Schedule 1 4-29-2016 (Wells Fargo)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney

*	Page numbers included only in manually executed original.